As filed with the Securities and Exchange Commission on April 30, 2001

                                     Registration No. 2-78931
                                            File No. 811-3551

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                                                  --
REGISTRATION STATEMENT UNDER THE SECUTITIES ACT OF 1933          |__|
                                                                  --
      Pre-Effective Amendment No. _______                        |__|
                                                                  --
      Post-Effective Amendment No.   38                          |__|
                                   -------
                                                                  --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |__|
                                                                  --
      Amendment No. 38
                   -----                                         |--|

                        (Check appropriate box or boxes)

                             VONTOBEL FUNDS, INC.
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

            1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
            -------------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9500
             ----------------------------------------------------
                   (Registrant's Telephone Number, Including Area Code)


                           Steven M. Felsenstein, Esq.
                           Greenberg Traurig, LLP2001
                                 Market Street
                            2700 Two Commerce Square
                             Philadelphia, PA 19103
                  -------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this post-effective amendment of this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

      --
      |__|  immediately upon filing pursuant to paragraph (b)
      --
      |X_|  on May 1, 2001 pursuant to paragraph (b)
      --
      |__|  60 days after filing pursuant to paragraph (a)(1)
      --
      |__|  on (date) pursuant to paragraph (a)(1)
      --
      |__|  75 days after filing pursuant to paragraph (a)(2)
      --
      |__|  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      --
      |__| This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Common Stock

                             GREENBERG TRAURIG, LLP
                            2700 Two Commerce Square
                               2001 Market Street
                             Philadelphia, PA 19103



                                        April 30, 2001

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street
Washington, DC  20549


           Re:  Vontobel Funds, Inc.
                SEC File Nos. 2-78931/811-3551


Ladies and Gentlemen:

      On behalf of Vontobel Funds, Inc. (the "Company"), attached herewith for filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended (the "1933 Act"), please find Post-Effective Amendment No. 38 to the Company's Registration Statement on Form N-1A ("PEA No. 38"). PEA No. 38 is being filed to: (i) update financial information; (ii) incorporate by reference the audited financial information for the Company for its most recent fiscal year ended December 31, 2000; (iii) make certain other non-material changes; and
(iv) add appropriate exhibits and consents. PEA No. 38 does not contain any disclosures that would render it ineligible to become effective immediately pursuant to paragraph (b) of Rule 485 under the 1933 Act.

      Questions concerning PEA No. 38 may be directed to Terrance James Reilly at (215) 988-7815, or in his absence, Steven M. Felsenstein at (215) 988-7837.


                                Very truly yours,


                               /s/ Terrance James Reilly
                               Terrance James Reilly

Prospectus

Vontobel U.S. Value Fund
Vontobel International Equity Fund


Series of Vontobel Funds, Inc.
(the "Company")
A "Series" Investment Company



Prospectus Dated May 1, 2001

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

TABLE OF CONTENTS                                         PAGE NUMBER
-----------------                                         -----------

Risk/Return Summary
      Vontobel U.S. Value Fund
      Vontobel International Equity Fund
Fund Fees and Expenses
Objectives and Strategies
Risks
Management
Shareholder Information
      Purchasing Shares
      Distribution Arrangements
      Redeeming Shares
      Other Shareholder Services
Distributions and Taxes
Shareholder Communications
Financial Highlights

RISK/RETURN SUMMARY
VONTOBEL U.S. VALUE FUND (the "Value Fund")
Investment Objective:         Long-term capital appreciation.

Principal Investment
  Strategies:             Under normal circumstances, the Value Fund will
                              invest at least 65% of its assets in equity securities that are traded on U.S. exchanges.
                          The Value Fund also invests in fixed-income securities and cash equivalents, such as overnight repurchase agreements and short-term U.S.
                              Government securities.

Principal Risks:              The Value Fund's investments are subject to
                              market, economic and business risks. These risks will cause the Value Fund's net asset value
                              ("NAV") to fluctuate over time. Therefore, the value of your investment in the Value Fund could decline and you could lose money. Also, there is no assurance that the investment adviser will achieve the Value Fund's objective.

                              The Value Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). As such, the Value Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Value Fund's security holdings may affect a larger portion of the Value Fund's total assets and cause the value of your investment to decline.

                              An investment in the Value Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:             You may want to invest in the Value Fund if you
                              are seeking long-term capital returns, together with relative safety of principal in the long-term, and are willing to accept share prices that may fluctuate, sometimes significantly, over the short term. You should not invest in the Value Fund if you are seeking current income.

Performance Information

The bar chart and table below show how the Value fund has performed in the past and gives some indication of the risk of investing in the Fund. The bar chart below shows how the Value Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the Value Fund's past performance may not indicate how it will perform in the future.

[Bar chart goes here]

Value Fund *

Year     Total Return
----     ------------

1991     37.29%
1992     16.30%
1993      6.00%
1994      0.02%
1995     40.36%
1996     21.28%
1997     34.31%
1998     14.70%
1999   (14.07%)
2000     35.18%

The total return for the Value Fund for the three months ended March 31, 2001 was (4.41%)%.

* During the periods shown in the bar chart, the highest return for a calendar quarter was 21.90% (quarter ending 03/31/91) and the lowest return for a calendar quarter was (17.50%)(quarter ending 09/30/90).
[end bar chart]

The following table compares the performance of the Value Fund and the Standard and Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is an unmanaged index of 500 stocks of a representative sampling of leading U.S. companies based on market size, liquidity and industry group representation. Returns include dividends and distributions. The comparative index is not adjusted to reflect expenses that the U.S. Securities and Exchange Commission (the "SEC") requires to be reflected in the Value Fund's performance.

                              Average Annual Total Returns
                       (for the period ending December 31, 2000)
                       -----------------------------------------

                                               Since Inception
                1 Year    5 Years   10 Years   (March 30, 1990)
                     ------    -------    --------  ----------------
Value Fund      35.18%    16.76%    17.79%     15.31%
S&P 500 Index   (9.08%)   18.31%    17.44%     16.11%



VONTOBEL INTERNATIONAL EQUITY FUND (the "International Equity Fund")

Investment Objective:           Capital appreciation.

Principal Investment
     Strategies:               Under normal circumstances the International
                              Equity Fund will invest at least 65% of its assets in equity securities of companies in
                          Europe and the Pacific Basin. The International Equity Fund intends to diversify its investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. The International Equity Fund will primarily hold securities listed on a security exchange or quoted on an established over-the-the counter market.

Principal Risks:              The International Equity Fund's investments are
                              subject to market, economic and business risks.
                              These risks may cause the International Equity
                              Fund's NAV to fluctuate over time.  Therefore,
                          the value of your investment in the International Equity Fund could decline and you could lose money. Also, there is no assurance that the investment adviser will achieve the International Equity Fund's objective.

                              The International Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the International Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                          The International Equity Fund may also invest in securities of companies in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

                              An investment in the International Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:             You may want to invest in the International
                              Equity Fund if you are seeking capital
                              appreciation and wish to diversify your existing investments. The International Equity Fund may be particularly suitable for you if you wish to take advantage of opportunities in the securities markets of Europe and the Pacific
                              Basin.  You should not invest in the
                              International Equity Fund if you are not willing to accept the risks associated with investing in foreign countries or if you are seeking current income.

Performance Information

The bar chart and table below show how the International Equity Fund has performed in the past and gives some indication of the risk of investing in the Fund. The bar chart below shows how the International Equity Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the International Equity Fund's past performance may not indicate how it will perform in the future.

[Bar chart goes here]

International Equity Fund *

Year          Total Return
----          ------------

1991           18.74%
1992           (2.37%)
1993           40.80%
1994           (5.28%)
1995           10.91%
1996           16.98%
1997            9.19%
1998           16.77%
1999           46.52%
2000         (18.70%)

The total return for the International Equity Fund for the three months ended March 31, 2001 was (18.82%).* During the periods shown in the bar chart, the highest return for a calendar quarter was 26.97% (quarter ending 12/31/99) and the lowest return for a calendar quarter was (19.68%) (quarter ending 12/31/00).

[end bar chart]

The following table compares the performance of the International Equity Fund and Morgan Stanley Capital International's Europe, Australasia and Far East Index (the "MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index of more than 1,100 common stock securities issued by foreign companies. Returns include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the International Equity Fund's performance.

                                        Average Annual Total Returns
                                 (for the period ending December 31, 2000)

--------------------------------------------------------------------------------
                                                         Since
                                                         Inception
                          1 Year    5 Years    10 Years  (July 6, 1990)
                          ------    -------    --------  --------------
International Equity Fund (18.70%)  12.18%     11.78%    9.75%
MSCI EAFE Index           (14.13%)   7.36%      8.53%    6.72%

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in the expenses can, over time, have a significant effect on a fund's performance.

The following tables describe the fees and expenses that you will pay in connection with purchases or redemption of shares of the Value Fund and the International Equity Fund (collectively, the "Funds"). The annual operating expenses, which cover the cost of investment management, administration, accounting and shareholder communications, are shown as a percentage of the average daily net assets.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

                                   VALUE FUND

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                   None
Maximum Deferred Sales Charge (Load)                               None
Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends and other Distributions                            None
Redemption Fee (1)                                             2.00%(2)
Exchange Fee (3)                                                   None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                                    1.00%
Distribution  (12b-1 Fees)                                         None
Other Expenses                                                     0.75%
Total Annual Fund Operating  Expenses                              1.75%


                            INTERNATIONAL EQUITY FUND

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                   None
Maximum Deferred Sales Charge (Load)                               None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
      and other Distributions                                      None
Redemption Fee (1)                                             2.00%(2)
Exchange Fee (3)                                                   None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                                    0.90%
Distribution (12b-1 Fees)                                          None
Other Expenses                                                     0.49%
Total Annual Fund Operating Expenses                               1.39%

(1) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(2) A 2% redemption fee is charged on shares held less than three (3) months.

(3)   A shareholder may be charged a $10 fee for each telephone exchange.


EXAMPLES

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, and then you redeem all of your shares at the end of the periods indicated. Each example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:

                          1 Year    3 Years    5 Years   10 Years
                          ------    --------   -------   --------

Value Fund                $178      $551       $  949    $2,062
International Equity       142       440          761     1,669


OBJECTIVES AND STRATEGIES

Value Fund

The Value Fund's investment objective is to achieve long-term capital appreciation in excess of the broad market by investing in common stocks and securities that are convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances the Fund will invest at least 65% of its assets in common stocks or securities that are convertible into common stock. The Value Fund typically invests in securities that are traded on U.S. exchanges. The Value Fund also invests in fixed-income instruments and cash equivalents, such as overnight repurchase agreements and short-term U.S. Government securities. The investment adviser uses the S&P 500 Index as the benchmark for the broad market against which the performance of the Value Fund is measured.

Vontobel USA Inc. (the "Adviser"), the investment adviser for each of the Funds, employs a bottom-up approach to stockpicking. (A bottom-up approach means that securities are selected company by company rather than by identifying a suitable industry or market sector for investments and then investing in companies in that industry or market sector.) This bottom-up approach emphasizes qualitative criteria in evaluating a company's potential as a prospective investment opportunity. Although the Value Fund's return will be compared to that provided by the broad market, the Adviser seeks to achieve attractive absolute returns over the "risk-free" rate, defined as the rate of return available on 10-year U.S. Government securities. The Adviser's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time ensure safety of principal. The Adviser considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price. Therefore, the Adviser seeks to identify companies whose businesses are predictable or that exhibit elements of a franchise. Ideally, such companies must have a history of competitive returns on invested capital, reliable growth in earnings and free cash flow, low debt and effective management.

As noted above, the Adviser seeks to achieve its investment objective by investing principally in common stocks or securities that are convertible into common stock. Nonetheless, the Adviser may construct, and in fact has at times constructed, a portfolio in which cash and cash equivalents (including, but not limited to, overnight repurchase agreements and short-term U.S. Government securities), and/or fixed-income instruments, comprise a significant portion of the Value Fund's total assets. The Adviser views its "cash position" as a residual investment that is a measure of the ability of its investment personnel to identify enough stocks and convertible securities that meet their rigorous investment criteria.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

The Value Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Value Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. Government securities) of any one issuer or of two or more issuers that the Value Fund controls and are engaged in the same, similar or related trades or business.

The Value Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Value Fund may not perform as anticipated.

International Equity Fund

The International Equity Fund's investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stocks. Under normal circumstances the Fund will invest at least 65% of its assets in equity securities of companies in Europe and the Pacific Basin. The International Equity Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, the eleven euro-zone countries
(France,
Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The Adviser will decide when and how much to invest in each of these markets. Investments may also be made in equity securities issued by companies in "developing countries" or "emerging markets," such as Taiwan, Malaysia, Indonesia, and Brazil, which are included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF").

The portfolio of the International Equity Fund will be diversified. The International Equity Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in the securities of companies of any size. Using a bottom-up investment approach, the Adviser seeks to identify high-quality growth companies. Typically, these tend to be industry leaders that can sustain their superior records of quality earnings growth and operational profitability. The Adviser's goal is to construct a portfolio of the best companies in the developed markets of Europe and the Pacific Basin without significant deviations from the weightings of the MSCI EAFE Index. With approximately 80-100 stocks, the Fund also seeks to be well diversified in terms of industry exposure. International Equity Fund generally holds its core positions for at least two years.

The International Equity Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

The International Equity Fund intends to broadly diversify its investments among various countries and to normally have represented in its portfolio the business activities of not less than three different countries. The securities the International Equity Fund purchases may not always be purchased on the principal market. For example, Depositary Receipts may be purchased if trading conditions make them more attractive than the underlying security (see Depositary Receipts below).

In addition to common stocks and securities that are convertible into common stocks, the International Equity Fund may invest in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the International Equity Fund's objective and strategies. By investing in other investment companies the International Equity Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the International Equity Fund to purchase or sell these shares.

The International Equity Fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures").

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

The International Equity Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the International Equity Fund may not perform as anticipated.

RISKS

Stock Market Risk

Stock market risk is the risk is the possibility that stock prices overall will decline over short or long periods. Because stock market prices tend to fluctuate, the value of your investment in the Funds may increase or decrease.

Geographic Risk

Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. Political or economic disruptions in European and/or Pacific Basin countries, even in countries in which a Fund is not invested, may adversely affect security values and thus, a Fund's holdings.

Foreign Investing

A Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets

A Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, theses markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts

Depositary Receipts such as ADRs, EDRs, GDRs and RDCs are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity Fund and the E. European Equity Fund may invest in Depositary Receipts which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S.
market may not be current. Please refer to the Statement of Additional
Information (the "SAI") for more information on Depositary Receipts.

European Currency

Several European countries are participating in the European Economic and Monetary Union (the "EMU"), which established a common European currency for participating countries. This currency is commonly known as the "Euro". On January 1, 1999 the Euro became legal tender for all countries participating in the EMU and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. National currencies will continue to circulate until they are replaced by Euro coins and banknotes, wich is scheduled to occur by the middle of 2002. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The International Equity Fund may invest in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities.

Temporary Defensive PositionWhen the Adviser believes that investments should be deployed in atemporary defensive posture because of economic or market conditions, each ofthe Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the SAI). For temporary defensive purposes, the International Equity Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

MANAGEMENT

The Company

Vontobel Funds, Inc. (the "Company") was organized under the laws of the State of Maryland on October 28, 1983. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an the Adviser to manage all aspects of the investments of the Funds.
Investment  Adviser

Vontobel USA Inc., located at 450 Park Avenue, New York, N.Y. 10022, manages the investments of each Fund pursuant to separate Investment AdvisoryAgreements (each, an "Advisory Agreement"). The Adviser is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 2000, the Adviser managed in excess of $1.8 billion. The Adviser also acts as the adviser to three series of a Luxembourg fund organized by an affiliate of the Adviser. That fund does not accept investments from the U.S. The Adviser has provided investment advisory services to mutual fund clients since 1990.

Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

The investment advisory fees paid to the Adviser by the Funds during the fiscal year ended December 31, 2000 are set forth below.

                                          Management Fee as a
                                          Percentage of Average
Fund                                      Net Assets
----                                      ----------------------

Value Fund                                1.00%
International Equity Fund                 0.90%

Mr. Edwin Walczak is a Senior Vice President of the Adviser. Mr. Walczak joined the Adviser in 1988 and has been the President and portfolio manager of the Value Fund since its inception in March, 1990.

Mr. Fabrizio Pierallini, who is the Chief Investment Officer and a Senior Vice President of the Adviser, has been the President and portfolio manager of the International Equity Fund since May, 1994.

Mr.  Rajiv Jain joined the Adviser in  November,  1994.  He is a First Vice
President  of  the  Adviser  and  the   associate   portfolio   manager  of
the International Equity Fund.

SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange (the "NYSE")(currently 4:00 p.m., Eastern
Time) on each business day (the "Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Company is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Each Fund's securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

Depositary Receipts (i.e., ADRs, EDRs, GDRs and RDCs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, whichever is earlier. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after than exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Portfolio securities that are listed on a foreign exchange may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Funds.

PURCHASING SHARES

You may purchase shares of a Fund directly from Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. There are no sales charges in connection with purchasing shares of each Fund; however, when you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order.

Minimum Investments

The minimum initial investment for the Value Fund is $1,000. The minimum initial investment in the International Equity Fund is $200,000. Subsequent investments, for each Fund, must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Funds may also change or waive policies concerning minimum investment amounts at any time.

By Mail

For initial purchases, the account application form (the "Account Application"), which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to the applicable Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing  by Wire

You may purchase shares by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call the Transfer Agent at (800) 628-4077 for instructions, then notify the Distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail an Account Application promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions that you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for a Fund's shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of any Fund when, in the judgment of such Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem shares of the Funds at any time and in any amount by mail ortelephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." (See "Signature Guarantees.") The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions.
The Company's procedure is to redeem shares at the NAV determined after theTransfer Agent receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of the U.S. Value and International Equity Fund shares redeemed less than three months after purchase (including shares to be exchanged). The Company reserves the right to waive the redemption fee. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application form for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application form has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

You may redeem your shares by telephone provided that you requested this service on your initial account application form. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

You cannot redeem shares by telephone if you hold a stock certificaterepresenting the shares you are redeeming or if you paid for the shares with apersonal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

The Transfer Agent employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small AccountsDue to the relatively higher cost of maintaining small accounts, theCompany may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

Automatic Investment Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $50 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan Section of the Account Application and sending a blank voided check.

Exchange PrivilegesYou may exchange all or a portion of your shares in each Fund for the shares of certain other Funds having different investment objectives, provided that the shares of the Fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

Modification or Termination

Excessive trading can adversely impact fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

DISTRIBUTIONS AND TAXES

Dividends from net investment income, if any, are declared and paid annually. The Funds intend to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund involved, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check each Fund's distribution schedule before you invest.
In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Funds) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different Fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Any foreign taxes paid by a Fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs such Fund to do so.

Shareholder Communications

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Funds at (800) 527-9500.
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for each Fund for the past five fiscal years (or the period since a particular Fund began operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in each Fund (assuming reinvestment of all dividends and distributions). The Funds' financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Funds' financial statements, are included in the Funds' Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Funds is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Funds at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

Value Fund

FINANCIAL
HIGHLIGHTS

For a Share Outstanding Throughout
Each Year
-----------------------------

                                       Years ended  December 31,
                                  -------------------------------------
                                  2000     1999     1998    1997   1996
                                  ----     ----     ----    ----   ----
Per Share Operating
Performance
Net asset value, beginning       $14.27    $16.73  $16.51  $13.78  $13.25
                                 ------    ------  ------  ------  ------
of year
Income from investment
operations
   Net investment                  0.02     0.07     0.22    0.10   0.17
income
   Net realized and unrealized
gain (loss) on
      investments                 5.00     (2.42)   2.06    4.61   2.65
                                  -----    ------   -----   -----  ----
Total from investment             5.02     (2.35)   2.28    4.71   2.82
                                  -----    ------   -----   -----  ----
operations
Less distributions
   Distributions from net             -    (0.11)  (0.10)  (0.19) (0.16)
   investment income
   Distributions from realized       -         -   (1.90)  (1.88)  (2.10)
                                 -   --        -   ------  ------  ------
gain on investments
Total distributions                  -     (0.11)  (2.06)  (1.98)  (2.29)
                                 -   --    ------  ------  ------  ------
Net asset value, end of          $19.29    $14.27  $16.73  $16.51  $13.78
                                 =======   ======= ======= ======= ======
year

Total    Return                  35.18%    (14.07%)14.70%  34.31%  21.28%

Ratios/Supplemental
Data
Net assets, end of year          $137,238  $71,480 $200,463 $203,120 $69,552
(000's)
Ratio to average net
assets - (A)
   Expenses - (B)                 1.75%    1.87%    1.46%   1.61%  1.48%
   Expenses - net                 1.75%    1.87%    1.45%   1.58%  1.43%
(C)
   Net investment                 0.23%    0.40%    0.93%   0.72%  0.63%
income
Portfolio turnover               103.76%   66.62%  122.71% 89.76%  108.36%
rate


(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .02% in 1999, 0.01% in 1998, 0.02% in 1997and 0.04% in 1996.

(B) Expense ratio has been increased to include additional custodian fees in 1998, 1997 and 1996 which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

International Equity Fund

For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------



                                       Years ended December 31,
                                -------------------------------------
                                2000     1999    1998    1997    1996
                                ----     ----    ----    ----    ----

Per Share Operating
Performance
Net asset value,
beginning of year              $28.01    $20.18 $18.15  $18.22   $17.13
                               -------   ------ ------- -------  ------
Income from investment
   operations-
   Net investment income       (0.03) (1) 0.06    0.01  (0.03)    0.03
(loss)
   Net realized and unrealized
    gain (loss) on investments (5.30)     9.07    2.98    1.74    2.85
                               -------   ------ ------- -------  ------

    Total from investment      (5.33)     9.13    2.99    1.71    2.88
operations
                               -------   ------ ------- -------  ------

Less distributions-
   Distributions from net      (0.08)    (0.05)   -       -      (0.03)
investment income
   Distributions from          (3.74)    (1.25) (0.96)  (1.78)   (1.76)
realized gains
                               -------   ------ ------- -------  ------

    Total distributions        (3.82)    (1.30) (0.96)  (1.78)   (1.79)
                               -------   ------ ------- -------  ------

Net asset value,
end of the year                $18.86    $28.01 $20.18  $18.15   $18.22
                               =======   ====== ======= =======  ======


Total Return                   (18.70%)  46.52% 16.77%   9.19%   16.98%

Ratios/Supplemental Data
Net assets, end of year        $133,233  $192,53$161,933$160,821 $151,710
(000's)
Ratio to average net assets-
  Expenses (A)                  1.39%    1.28%   1.40%   1.56%   1.60%
  Expenses-net (B)              1.38%    1.27%   1.36%   1.50%   1.39%
  Net investment income (loss) (0.15%)   0.03%   0.06%  (0.17%)  0.15%
Portfolio turnover rate        69.12%    37.91% 41.51%  38.45%   54.58%



(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

(1) Based on average shares outstanding

You'll find more information about the Funds in the following documents:

The Funds' annual and semi-annual reports will contain more information about the Funds and a discussion of the market conditions and investment strategies that had a significant effect on the Funds' performance during the last fiscal year.

For more information about the Funds, you may wish to refer to the Company's SAI dated May 1, 2001 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9500 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov,   or  by  writing   the   Commission's   Public   Reference
Section, Washington D.C. 20549-0102.

(Investment Company Act File No.  811-3551)

Prospectus

Vontobel Eastern European Equity Fund


Series of Vontobel Funds, Inc.
(the "Company")
A "Series" Investment Company



Prospectus Dated May 1, 2001

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

TABLE OF CONTENTS                                         PAGE NUMBER
-----------------                                         -----------

Risk/Return Summary
Fund Fees and Expenses
Objectives and Strategies
Risks
Management
Shareholder Information
      Purchasing Shares
      Distribution Arrangements
      Redeeming Shares
      Other Shareholder Services
Distributions and Taxes
Shareholder Communications
Financial Highlights

RISK/RETURN SUMMARY
Investment Objective:     Capital appreciation.

Principal Investment
Strategies:               Under normal circumstances,  the Vontobel Eastern
                          European Equity Fund (the "Fund") will invest at least 80% of its assets in equity securities of companies located in Eastern Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. The Fund normally will have represented in the portfolio business activities of not less than three different countries.

Principal Risks:          The Fund's investments are subject to market,
                          economic and business risks. These risks may cause the Fund's NAV to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the investment adviser will achieve the Fund's objective.

                          The Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                          The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

                          An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:         You may wish to invest in the Fund if you are
                          seeking capital appreciation, wish to diversify your current equity holdings and wish to take advantage of opportunities in the newly reorganized markets of Eastern Europe. You should not invest in the Fund if you are not willing to accept the risk associated with investing in foreign and developing markets or if you are seeking current income.

Performance Information

The bar chart and table below show how the Fund has performed in the past and gives some indication of the risk of investing in the Fund. The bar chart below shows how the Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the Fund's past performance may not indicate how it will perform in the future.

[Bar chart goes here]

E. European Equity Fund *

Year          Total Return
----          ------------

1997              8.74%
1998           (46.62%)
1999            14.50%
2000           (17.49%)

The total return for the Fund for the three months ended March 31, 2001 was (14.95%).

* During the periods shown in the bar chart, the highest return for a calendar quarter was 31.64% (quarter ending 12/31/99) and the lowest return for a calendar quarter was (40.48%) (quarter ending 09/30/98).

[end bar chart]

The following table compares the performance of the Fund and the Nomura Research Institute's Central and Eastern European Equity Index (the "Nomura Composite-11 Index"). The Nomura Composite-11 Index is comprised of equities traded on securities exchanges or established over-the-counter markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. The Nomura Composite-11 Index returns do not include dividends or distributions and are expressed in U.S. dollars. The Fund's returns do include dividends and distributions and are expressed in U.S. dollars. The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

                                            Average Annual Total Returns
                                      (for the period ending December 31, 2000)
                                       -----------------------------------------
                                                              Since
                                                              Inception
                                    1 Year     3 Years       (February 15,
                                                             1996)
                                    ------     -------    -------------------

E. European Equity Fund             (17.49%)   (20.41%)       (4.07%)
Nomura Composite-11 Index           (10.47%)    (6.58%)         2.09%


FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in the expenses can, over time, have a significant effect on a fund's performance.

The following tables describe the fees and expenses that you will pay in connection with purchases or redemption of shares of Fund. The annual operating expenses, which cover the cost of investment management, administration, accounting and shareholder communications, are shown as a percentage of the average daily net assets.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                   None
Maximum Deferred Sales Charge (Load)                               None
Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends and other Distributions                            None
Redemption Fee (1)                                             2.00%(2)
Exchange Fee (3)                                                   None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                                 1.25%
Distribution (12b-1 Fees)                                       None
Other Expenses                                                  1.56%
Total Annual Fund Operating Expenses                            2.81%

(1) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(2) A 2% redemption fee is charged on shares held less than six (6) months.
(3)   A shareholder may be charged a $10 fee for each telephone exchange.


EXAMPLES

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, and then you redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:

                     1 Year    3 Years    5 Years   10 Years
                     ------    --------   -------   --------

                      $284      $871       $1,484    $3,138

OBJECTIVES AND STRATEGIES

The Fund's investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stock. Under normal market conditions the Fund will invest at least 80% of its assets in securities of companies that are located in or conduct a significant portion of their business in Eastern Europe. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Adviser's investment universe consists of companies that are located in, or listed on the exchanges of Central and Eastern European countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all of these countries have a functioning stock exchange and others still have an illiquid securities market; consequently, Vontobel USA Inc. (the "Adviser") concentrates on the markets of Hungary, Poland, Slovenia, the Czech Republic, Slovakia, Russia, Croatia and the Baltic states (Estonia, Latvia and Lithuania). The Adviser can invest in local shares in Poland, Hungary, the Czech Republic, Slovakia, the Baltic States, Croatia, Romania and Slovenia. Elsewhere, due to the lack of local sub-custodians or liquidity, the Adviser currently invests only through depository receipts such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs").

Trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Adviser generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region.

The portfolio of the Fund will be diversified. The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective. Currently, the Adviser considers only about 250 stocks as suitable for investment, based upon their market capitalization and liquidity. The Adviser expects this number to increase dramatically in the years to come. Together, these 250 stocks represent a market capitalization of approximately 75 billion U.S. dollars.

The Fund faces those same risks that are associated with investing in foreign and developing markets (see "Risks" below). The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated. Generally, the Fund holds core positions for longer than one year.

The Fund also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies in addition to its own expenses. Also, federal laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. The Fund does not actively manage currency risk.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (2) if the sector or stock appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

RISKS

Stock Market Risk

Stock market risk is the risk is the possibility that stock prices overall will decline over short or long periods. Because stock market prices tend to fluctuate, the value of your investment in the Funds may increase or decrease.

Geographic Risk

Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. Political or economic disruptions in European and/or Pacific Basin countries, even in countries in which a Fund is not invested, may adversely affect security values and thus, the Fund's holdings.

Foreign Investing

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets

The Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts

Depositary Receipts such as ADRs, EDRs, GDRs and RDCs are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in Depositary Receipts which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information
(the "SAI") for more information on Depositary Receipts.

European Currency

Several European countries are participating in the European Economic and Monetary Union (the "EMU"), which established a common European currency for participating countries. This currency is commonly known as the "Euro". On January 1, 1999 the Euro became legal tender for all countries participating in the EMU and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. National currencies will continue to circulate until they are replaced by Euro coins and banknotes, which is scheduled to occur by the middle of 2002. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The Fund may invest in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities.

Temporary Defensive PositionWhen the Adviser believes that investments should be deployed in atemporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the SAI). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

MANAGEMENT

The Company

Vontobel Funds, Inc. (the "Company") was organized under the laws of the State of Maryland on October 28, 1983. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an the Adviser to manage all aspects of the investments of the Funds.

Investment  Adviser

Vontobel USA Inc., located at 450 Park Avenue, New York, N.Y. 10022, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 2000, the Adviser managed in excess of $1.8 billion. The Adviser also acts as the adviser to three series of a Luxembourg fund organized by an affiliate of the Adviser. That fund does not accept investments from the U.S. The Adviser has provided investment advisory services to mutual fund clients since 1990.

Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

The investment advisory fee paid to the Adviser by the Fund during the fiscal year ended December 31, 2000 was 1.25%.

Mr. David Molnar, who is a Vice President of the Adviser, was appointed the portfolio manager of the Fund on July 1, 2000 after serving as the fund's associate portfolio manager since October 1, 1997. Mr. Molnar is the Head of Eastern European Equity Management at Vontobel Asset Management, Switzerland, which he joined in October 1997 as the associate portfolio manager of the Vontobel Group's Eastern European Equity products. From 1992 to 1996, Mr. Molnar held a succession of posts in Budapest, Hungary, as assistant to the director of the Business Basics Foundation, which provided consultancy services to small- and medium-sized enterprises; the deputy program officer of the bilateral assistance program of the US Agency for International Development; and a member of the privatization team for the Hungarian Credit Bank.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange (the "NYSE")(currently 4:00 p.m., Eastern Time) on each business day (the "Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Company is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The Fund's securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

Depositary Receipts (i.e., ADRs, EDRs, GDRs and RDCs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, whichever is earlier. Sometimes the price of a security trading on a foreign exchange may be affected by events that happen after than exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. Portfolio securities that are listed on a foreign exchange may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Funds.

PURCHASING SHARES

You may purchase shares of the Fund directly from Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. There are no sales charges in connection with purchasing shares of the Fund; however, when you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order.

Minimum Investments

The minimum initial investment for the Fund is $1,000. Subsequent investments must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

By Mail

For initial purchases, the account application form (the "Account Application"), which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing  by Wire

You may purchase shares by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call the Transfer Agent at (800) 628-4077 for instructions, then notify the Distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the Account Application promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions that you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for the Fund's shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARESYou may redeem shares of the Fund at any time and in any amount by mail ortelephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." (See "Signature Guarantees.") The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions.
The Company's procedure is to redeem shares at the NAV determined after theTransfer Agent receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of Fund shares redeemed less than six months after purchase (including shares to be exchanged). The Company reserves the right to waive the redemption fee. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application form for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application form has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

You may redeem your shares by telephone provided that you requested this service on your initial account application form. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

You cannot redeem shares by telephone if you hold a stock certificaterepresenting the shares you are redeeming or if you paid for the shares with apersonal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

The Transfer Agent employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed Account Application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small AccountsDue to the relatively higher cost of maintaining small accounts, theCompany may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

Automatic Investment Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $50 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan Section of the Account Application and sending a blank voided check.

Exchange PrivilegesYou may exchange all or a portion of your shares in the Fund for the shares of certain other Funds having different investment objectives, provided that the shares of the Fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

Modification or Termination

Excessive trading can adversely impact fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

DISTRIBUTIONS AND TAXES

Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.
In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different Fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Any foreign taxes paid by a Fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

Shareholder Communications

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9500.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years (or the period since a particular Fund began operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

For a Share Outstanding Throughout Each Period

                                                                        February
                                                                      15, *
                                                         Years          to
                                                  ended December
                                                       31,
                                  2000     1999   1998      1997   December 31,
                                                                         1996
                                  ----------------------------------------------

Per Share Operating
  Performance
Net asset value,
   Beginning of period            $9.32    $8.14  $15.25   $14.89        $10.00
                                  ------  ---------------  ------- -------------
Income from investment
   Operations-
   Net investment loss            (0.21)(1(0.20)  (0.31)   (0.19)        (0.06)
   Net realized and
unrealized
    Gain (loss) on                (1.42)    1.38  (6.80)     1.47          4.95
investments
                                  ------  ---------------  ------- -------------
    Total from investment
      Operations                  (1.63)    1.18  (7.11)     1.28          4.89
                                  ------  ---------------  ------- -------------
Less distributions-
  Distributions from
realized
    Gains on investments            -       -       -      (0.92)       -
                                  ------  ---------------  ------- -------------
Total distributions                 -       -       -      (0.92)       -
                                  ------  ---------------  ------- -------------
Net asset value, end of           $7.69    $9.32   $8.14   $15.25        $14.89
period
                                  ======  ===============  ======= =============

Total Return                      (17.49%)  14.50% (46.62)%  8.74%        48.90%

Ratios/Supplemental Data
Net assets, end of period         $19,232 $33,644$36,154   $139,408     $61,853
(000's)
Ratio to average net assets-
  Expenses (A)                    2.81%    3.37%   2.57%    1.94%       2.02% **
  Expenses-net (B)                2.59%    3.26%   2.41%    1.66%       1.71% **
  Net investment loss             (1.76%) (2.35%)(1.67%)   (1.30%)    (1.07%) **
Portfolio turnover rate           85.97%  103.80%135.35%   105.86%       38.69%

*     Commencement of operations
**   Annualized

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits. (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.
(1)   Based on average shares
outstanding

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated May 1, 2001 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9500 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov,   or  by  writing   the   Commission's   Public   Reference
Section,
Washington D.C. 20549-0102.

(Investment Company Act File No.  811-3551)

              VONTOBEL FUNDS, INC. 1500 FOREST AVENUE, SUITE 223,
                              RICHMOND, VA 23229
                                 (800) 527-9500

                       STATEMENT OF ADDITIONAL INFORMATION

VONTOBEL U.S. VALUE FUND
VONTOBEL INTERNATIONAL EQUITY FUND

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Vontobel U.S.
Value Fund and the Vontobel International Equity Fund dated May 1, 2001, as it may be supplemented or revised from time to time. You may obtain the Prospectus, free of charge, by writing to Vontobel Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9500.

The Funds' audited financial statements and notes thereto for the year ended December 31, 2000 and the unqualified report of Tait, Weller & Baker, the Funds' independent auditors, on such financial statements are included in the Funds' Annual Report to Shareholders for the year ended December 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Funds or calling (800) 527-9500.

The date of this SAI is May 1, 2001

TABLE OF CONTENTS
PAGE-----------------                                     ----General
InformationInvestment ObjectivesStrategies and Risks
Investment Programs
      Convertible Securities
      Warrants
      Illiquid Securities
      Debt Securities
      Strategic Transactions
      Options
      Futures
      Currency Transactions
      Combined Transactions
      Eurocurrency Instruments
      Segregated and Other Special Accounts
      Depositary Receipts
      Temporary Defensive Positions
      U.S. Government Securities
      Repurchase Agreements
      Other Investments
Investment Restrictions
      Fundamental Investment Policies and Restrictions
      Non-fundamental Investment Policies and RestrictionsManagement of the CompanyPolicies concerning Personal Investment Activities
Principal Securities Holders
Investment Adviser and Advisory Agreement
Management-Related Services
      Administration
      Custodian and Accounting Services
      Transfer Agent
      Distributor
      Independent Accountants
Portfolio Transactions
Portfolio  Turnover
Capital  Stock and  Dividends
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

GENERAL INFORMATION

Vontobel Funds, Inc. (the "Company") was organized as a Maryland corporation on October 28, 1983. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the Vontobel U.S. Value Fund (the "Value Fund") and the Vontobel International Equity Fund (the "International Equity Fund") (individually, a "Fund,"; and, collectively, the "Funds"). Each Fund is a separate investment portfolio or series of the Company. The International Equity Fund is a "diversified" series," as that term is defined in the 1940 Act. The Value Fund is a "non-diversified" series.

The Company was originally named The Commonwealth Group, Inc. On December 30, 1988, the Company changed its name to Tyndall-Newport Fund, Inc. On July 10, 1990, the Company again changed its name to Tyndall World Funds, Inc. On April 26, 1991, the Company changed its name from Tyndall World Funds, Inc. to World Funds, Inc. On February 28, 1997, the Company changed its name from World Funds, Inc. to Vontobel Funds, Inc.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

The following information supplements the discussion of each Fund's investment objectives and policies. A Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of such Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of each Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

INVESTMENT OBJECTIVES

The Value Fund's investment objective is to achieve long-term capital returns. The investment objective of the International Equity Fund is to achieve capital appreciation.

All investments entail some market and other risks. For instance, there is no assurance that a Fund will achieve its investment objective. You should not rely on an investment in a Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' Prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible  Securities

The Value Fund and the International Equity may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, a Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants

Each of the Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid  Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt  Securities

Under normal circumstances, the Value Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks. The Value Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities. The fixed income securities in which the Value Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Rating Group ("S&P"), or foreign securities not subject to standard credit ratings, which the investment adviser believes are of comparable quality. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

Strategic Transactions

Each of the Funds may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain (strategies described in more detail below). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Options

Each of the Funds may purchase and sell options as described in the Prospectus and herein.

Put and Call Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving a Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when a Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by a Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by a Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

A Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. A Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by a Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are each authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.
Although not required to do so, the Funds generally expect to enter into OTC options that have cash settlement provisions.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization (a "NRSRO"). The staff of the U.S. Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by a Fund and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income.

The sale of put options can also provide income.

The Funds may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The International Equity Fund may purchase and sell call options on currencies. All calls sold by the International Equity Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not a Fund holds the above securities in its portfolio), and futures contracts. A Fund may not purchase or sell futures contracts on individual corporate debt securities. The International Equity Fund may purchase and sell put options on currencies. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices

The Funds may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Funds can achieve many of the same objectives that they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures

The International Equity Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect an International Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, a Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, a Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the International Equity Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet their obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the International Equity Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The International Equity Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The International Equity Fund will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If the International Equity Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

The International Equity Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of such Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions

The International Equity Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The International Equity Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the investment adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the International Equity Fund is engaging in proxy hedging (see "Proxy Hedging," below). If the International Equity Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the International Equity Fund's principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the International Equity Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the International Equity Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

The International Equity Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Transaction Hedging

Transaction Hedging occurs when a Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of a Fund's portfolio securities or the receipt of income therefrom. The International Equity Fund may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The International Equity Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging

Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The International Equity Fund may use position hedging when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The International Equity Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The International Equity Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging

The International Equity Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the International Equity Fund has or expects to have portfolio exposure.

Proxy Hedging

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the International Equity Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the International Equity Fund's securities denominated in linked currencies. For example, if the investment adviser considers that the Swedish krona is linked to the euro, the International Equity Fund holds securities denominated in Swedish krona and the investment adviser believes that the value of Swedish krona will decline against the U.S. dollar, the investment adviser may enter into a contract to sell euros and buy U.S. dollars.

Combined Transactions

The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction or when the investment adviser believes that it is in a Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurocurrency Instruments

The International Equity Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The International Equity Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Segregated and Other Special Accounts

In addition to other requirements, many transactions require a Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates the International Equity Fund to buy or sell currency will generally require the International Equity Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the International Equity Fund's obligations or to segregate liquid high grade assets equal to the amount of the International Equity Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by a Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The International Equity Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the International Equity Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the International Equity Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

The International Equity Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Depositary Receipts

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The International Equity Fund may also invest in EDRs, GDRs and RDCs.

EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S. Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions

When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the International Equity Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. Government Securities

The  Funds  may  invest  in U.S.  Government  Securities.  The  term  "U.S.
Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Funds may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Funds may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Funds invest. Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

If the buyer under a repurchase agreement becomes insolvent, a Fund's right to re-acquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

Other Investments

The Board of Directors may, in the future, authorize one or more of the Funds to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies and  Restrictions

The Funds have adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of each Fund.

As a matter of fundamental policy, a Fund will not:

1) Excep for the Value Fund, as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Except for the Value Fund, purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the International Equity Fund may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4) Buy or sell commodities or commodity contracts, provided that the International Equity Fund may utilize not more than 1.00% of its assets for deposits or commissions required to enter into and forward foreign currency contracts for hedging purposes as described under "Investment Policies" and "Additional Information on Policies and Investments Strategic Transactions." (Such deposits or commissions are not required for forward foreign currency contracts.)

5) As to the International Equity Fund, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. As to the Value Fund, borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with the issuance of senior securities. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Value Fund may borrow up to 33 1/3% of the value of the Fund's assets to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.

6) Make loans, except that a Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities.

7) Invest more than 25% of a Fund's total assets in securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)  Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12) Purchase or sell real estate (except that a Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)  Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)  Engage in short sales.

In applying the fundamental investment policies and restrictions:

(a) Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with a Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

(b) Except with respect to their fundamental limitations with respect to borrowings, the Funds adhere to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction.

Non-Fundamental  Policies  and  Restriction

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, a Fund may not:

1)   Invest more than 15% of its net assets in illiquid securities.


MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The Directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).


                                           Principal
Name, Address           Position(s) Held   Occupation(s) During
and Age                 With Company       The Past 5  Years
--------------          ----------------   ------------------------

*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and1500
Forest Avenue           and Treasurer       Director of Commonwealth
Richmond, VA 23229                          Shareholder Services,
Inc.,("CSS")(55)                            the Company's Administrator,
                                            since 1985;  President and Director
                                            of Vontobel Fund Distributors,
                                            a division of First Dominion Capital
                                            Corp., the Company's Underwriter;
                                            Director
                                            and shareholder  of Fund
                                            Services Inc., the Company's
                                            Transfer  and  Disbursing  Agent,
                                            since 1987; shareholder of
                                            Commonwealth Fund Accounting, Inc.
                                            which provides bookkeeping services;
                                            and Chairman, Director and
                                            Treasurer of The World Funds, Inc.,
                                            a registered  investment company,
                                            since May, 1997.  Mr. Pasco is
                                            also a certified public accountant.


*Joseph Mastoloni         Director          Mr. Mastoloni has served as
450 Park Avenue                             Compliance Officer
New York, NY 10022                          of Vontobel USA, Inc., a registered
(37)                                        investment adviser, since May, 1994
                                            and was appointed as Vice President
                                            in July, 1999.

Samuel Boyd, Jr.        Director             Mr. Boyd has served as
10808 Hob Nail Court                         the Manager of the
Potomac, MD 20854                            Customer Services
(60)                                         Operations and
                                             Accounting Division of
                                             the Potomac  Electric
                                             Power  Company
                                             since  1978  and as
                                             Director  of The
                                             World  Funds,  Inc.,
                                             a registered
                                             investment  company,
                                             since  May 1997.   Mr.
                                             Boyd   is   also  a
                                             certified public
                                             accountant.

William E. Poist        Director             Mr. Poist has served
5272 River Road                              as a financial and tax
 Bethesda, MD 20816                          consultant through his
(64)                                         firm Management
                                             Consulting for
                                             Professionals since
                                             1968 and as Director
                                             of The World Funds, Inc.,
                                             a registered
                                             investment company,
                                             since May  1997.  Mr.
                                             Poist is also a
                                             certified public
                                             accountant.

Paul M. Dickinson       Director             Mr. Dickinson has
8704 Berwickshire Drive                      served as President of
Richmond, VA 23229                           Alfred J. Dickinson,
(53)                                         Inc., Realtors since
                                             April 1971 and as a
                                             Director  of The
                                             World  Funds,  Inc., a
                                             registered
                                             investment  company,
                                             since  May 1997.

F. Byron Parker, Jr.    Secretary            Mr. Parker has served
8002 Discovery Drive                         as Secretary of
Suite 191                                    Commonwealth
Richmond, VA 23229                           Shareholder Services,
(58)                                         Inc. since 1986; Secretary of The
                                             World Funds, Inc., a registered
                                             investment company, since May 1997.
                                             He is also a Partner in the
                                             law firm Mustian & Parker.

*Edwin D. Walczak       Vice President       Mr. Walczak has served
450 Park Avenue         of the Company       as Senior Vice President
New York, NY 10022      and President        Portfolio Manager of
(47)                    of the               Vontobel USA Inc., a
                        Value Fund           registered investment
                                             adviser, since July
                                             1988.

*Fabrizio Pierallini    Vice President       Mr. Pierallini has
450 Park Avenue         of the Company       served as Senior
New York, NY 10022      and President        Vice President and
(42)                    of the International Portfolio Manager
                        Equity and           of Vontobel USA Inc.,
                        U.S. Equity Funds    a registered investment
                                             adviser, since April
                                             1994.

*David Molnar           Vice  President      Vice President and Portfolio
450 Park Avenue         of the Company       Manager (Eastern European
New York, NY 10022      and President of     Equities) of Vontobel USA
(32)                    the E. European      Inc., a registered investment
                        Equity Fund          adviser,  since July 1, 2000.
                                             Previously,  he has
                                             served as the Fund's associate
                                             portfolio manager since October
                                             1997. Mr. Molnar is the Head of
                                             Eastern European Equity Management
                                             at Vontobel Asset Management,
                                             Switzerland, which he joined in
                                             October 1997 as an analyst of
                                             Central European equities and
                                             associate portfolio manager. From
                                             1992 to 1996 Mr. Molnar held a
                                             succession of posts in Budapest,
                                             Hungary, as assistant to the
                                             director of the Business Basics
                                             Foundation, which provided
                                             consultancy services to small- and
                                             medium-sized enterprises; and as
                                             the deputy program officer of the
                                             bilateral assistance program of the
                                             US Agency for International
                                             Development; and a member of the
                                             privatization team for the
                                             Hungarian Credit Bank.



Compensation of Directors

The Company does not compensate the Directors who are officers or employees of the investment adviser. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. For the fiscal year ended December 31, 2000, the Directors received the following compensation from the Company:

                            Aggregate
                            Compensation          Pension or
                            From the              Retirement
                            Funds for Fiscal      Benefits         Total
                            Year Ended            Accrued as       Compensation
Name and                    December 31,          Part of Fund     from the
Position Held               2000(1)               Expenses         Company(2)
--------------------------------------------------------------------------------
John Pasco, III, Director        N/A               N/A             N/A
Henry Schlegel, Director(3)      N/A               N/A             N/A
Samuel Boyd, Jr., Director    $4,400               N/A          $10,150
William E.  Poist, Director   $4,400               N/A          $10,150
Paul M. Dickinson, Director   $4,400               N/A          $10,150

(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Board of Directors for the Funds' fiscal year ended December 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds offered by the Company for the fiscal year or period ended December 31, 2000. The Company consisted of a total of four funds as of December 31, 2000.

(3)  Henry  Schlegel  resigned  as  a  Director  effective  February  21,  2001.

MANAGEMENT OWNERSHIP

As of March 31, 2001, the Officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

PRINCIPAL SECURITIES HOLDERS

To the best knowledge of the Funds, as of March 31, 2001, the following persons owned of record or beneficially owned 5.00% or more of the shares of the Funds in the amounts indicated:

Value  Fund

Charles   Schwab   Reinvestment,   101  Montgomery  Street,  San
Francisco, CA 94104,owned of record 4,012,290.712 outstanding shares (or 54.952%) and Bank Vontobel AG and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 419,899.666 outstanding shares (or 5.751%)

International Equity Fund

Bank Vontobel AG and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 2,209,682.181 outstanding shares (or 31.819%); EAMCO, c/o Riggs Bank P.O. Box 96211, Washington, D.C. 20090-6211, owned of record 455,228.717 outstanding shares (or 6.555%); and Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,781,959.229 outstanding shares (or 25.660%).

POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, investment adviser and principal underwriter have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Vontobel USA Inc. (the  "Adviser"),  located at 450 Park Avenue,  New York,
New York 10022, is each Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). The Adviser is a wholly owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange.

The Adviser serves as investment adviser to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). The Advisory Agreement for each Fund may be renewed annually provided such renewal is approved annually by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Company and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreements will automatically terminate in the event of their "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser provides the Fund with investment management services, subject to the supervision of the Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of Company's directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and recordkeeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws.

As compensation for its service as investment adviser for each of the Funds, the Adviser receives a fee. That fee is payable monthly at an annualized rate that is equal to a percentage of the Fund's average daily net assets. The percentages are set forth below.

Each of the Funds pay the Adviser at a rate of 1.00% on the first $100 million and 0.75% on assets in excess of $100 million. The table below shows the total amount of advisory fees that each Fund paid the Adviser for the last three fiscal years. The table also shows the amount of investment advisory fees that the Adviser waived during the last three fiscal years.

                                        Years Ended December 31,
                      ---------------------------------------------------------
                          1998 Fee               1999 Fee            2000 Fee
Fund                    Payable/Waived       Payable/Waived      Payable/Waived
-----                  ---------------       --------------     ---------------
Value Fund            $1,903,694/22,500   $1,224,969/22,500        $616,564/-0-
International
  Equity Fund          1,505,510/ -0-      1,474,217/ -0-         1,473,957/-0-

In the interest of limiting expenses of the Value Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses until May 1, 2002 so that the ratio of total annual operating expenses is limited to 1.75%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Value Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Value Fund during any of the previous five (5) years, less any reimbursement previously paid by the Value Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Value Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors.

MANAGEMENT-RELATED SERVICES

Administration

Pursuant to the Administrative Services Agreement with the Company (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Funds. CSS supervises all aspects of the operation of the Funds, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of each Fund on the first $500 million and 0.15% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

The table below shows the total amount of administrative fees that each Fund paid CSS for the last three fiscal years.

                                             Years Ended December 31,
                                 -----------------------------------------------
Fund                               1998                 1999         2000
----                             --------             --------      --------
Value Fund                       $504,371             $402,108      $140,916
International Equity Fund         328,563              381,099       344,506

Custodian and Accounting Services

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Funds' securities and cash and as the Funds' accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the International Equity Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the International Equity Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the Funds, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to each Fund's business.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor of the Funds' shares pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director. The Distributor is registered as a broker-dealer and is a member of the National Association of securities Dealers, Inc. The offering of the Funds' shares is continuous. There are no sales charges in connection with purchases of Fund shares. The Distributor does not receive underwriting discounts and commissions or brokerage commissions as a result of the sale of the Funds' shares.
Independent AccountantsThe Company's independent auditors, Tait, Weller & Baker, audit the Company'sannual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of a Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for a Fund, may be used by the Adviser for the benefit of other clients, and the Funds may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more Funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each Fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Funds paid brokerage commissions as follows:

                                               Years ended December 31,
                                    --------------------------------------------
Fund                                  1998              1999         2000
----                                ---------          --------     --------
Value Fund                           $496,553         $357,993      $314,380
International Equity Fund             146,822          367,230       607,092

     The Funds paid brokerage commissions to Vontobel Securities, Ltd. (an affiliated broker-dealer) as follows:


                                                Years ended December 31,
                                    -------------------------------------------
Fund                                 1998              1999               2000
----                                --------         --------          --------
Value Fund                             -0-              -0-                -0-
International Equity Fund              -0-              -0-                -0-

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for a Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 100%. As a result of negative investment performance, there were increased transactions (due to Fund redemptions) in the U.S. Value Fund for fiscal years ended December 31, 1998 and 2000 which caused the portfolio turnover to exceed 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to each of the Funds. Each share has equal dividend, voting, liquidation and redemption rights. There are no preemptive rights and only such conversion or exchange rights as the Board of Directors, in its discretion, may grant. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares
You may purchase shares of a Fund directly from the Distributor. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Funds on time. Certain authorized institutions have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to such Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Company reserves the right to reject any purchase order and to suspend the offering of shares of each Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers,
Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

A two percent redemption fee is deducted from the proceeds of the Value Fund and the International Equity Fund shares redeemed less than three months after purchase (including shares to be exchanged). The redemption fee is not a sales charge. The proceeds are applied to reduce the operating costs of the applicable Fund. The Company reserves the right to waive the redemption fee.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by such Fund are not reasonably practicable.

Small AccountsDue to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

SPECIAL SHAREHOLDER SERVICES

     As described briefly in the Prospectus, each Fund offers the following shareholder services:

Regular Account

The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

Telephone Transactions

A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial account application (the "Account Application"). If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

Each Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which a Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund involved from unauthorized transactions.

Automatic Investment Plans

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into a Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA")

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirements  Accounts

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other Fund of the Company, provided the shares of such Fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

Distributions and Taxes

Distributions  of net investment  income

The Funds receive income generally in the form of dividend income on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains

The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign  investments  on  distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by a Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions

The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxes as a regulated investment company

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualifications of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise  tax  distribution  requirements

To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations

Because the Value Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Value Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Value Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Because the income of the International Equity Fund is derived primarily from investments in foreign rather than domestic U.S securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the International Equity Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Investment in complex securities

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Capital Loss Carryforwards

As of December 31, 2000, the Funds had the following capital loss carryforwards available to offset future capital gains through the indicated expiration dates as follows:

Fund                      2006            2007           2008
----                      ----            ----           ----

Value Fund                ----            $730,305       $6,060,981

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                             6
            Yield = 2[(a-b +1) -1]
                       ---
                       cd

where:

a     =  dividends and interest  earned during the period.
b     =  expenses  accrued for the period  (net of reimbursements).
c     =  the  average  daily  number of shares outstanding during the period that were entitled to receive dividends.
d     =  the maximum offering price per share on the last day of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

            n
      P(1+T) = ERV

where:

P       =  a hypothetical initial payment of $1,000

T       =  average annual total return

n       =  number of years (1,5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, each Fund's average annual total return for the period or years indicated would be:

                  One-Year          Five-Years        Ten-Years     Since
                  Period Ended      Period Ended      Period Ended  Inception
                                                                    to
Fund              12/31/2000        12/31/2000        12/31/2000    12/31/2000
----              ------------      -------------     ------------ ------------
Value Fund           35.18%         16.76%              17.79%      15.31%(1)
International
  Equity Fund      (18.70%)         12.18%              11.78%       9.75%(2)

(1)  Commencement of operations was March 30, 1990.
(2)  Commencement of operations was July 6, 1990.

The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Funds may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, Capital Resource Advisors, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Funds by contacting the Company directly at:

                             VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            Telephone: (800) 527-9500
                      e-mail: mail@shareholderservices.com

A prospectus and additional information may also be obtained from our website atwww.vontobelfunds.com. The Annual Report for the fiscal year ended December 31, 2000 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Funds included in the Annual Report have been audited by the Funds' independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

              VONTOBEL FUNDS, INC. 1500 FOREST AVENUE, SUITE 223,
                              RICHMOND, VA 23229
                                 (800) 527-9500

                       STATEMENT OF ADDITIONAL INFORMATION

                      VONTOBEL EASTERN EUROPEAN EQUITY FUND

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Vontobel Eastern European Equity Fund dated May 1, 2001, as it may be supplemented or revised from time to time. You may obtain the Prospectus, free of charge, by writing to Vontobel Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9500.

The Fund's audited financial statements and notes thereto for the year ended December 31, 2000 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended December 31, 2000 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9500.

The date of this SAI is May 1, 2001

TABLE OF CONTENTS                                                      PAGE
-----------------                                                      ----
General Information
Investment Objectives
Strategies and Risks
Investment Programs
      Convertible Securities
      Warrants
      Illiquid Securities
      Debt Securities
      Strategic Transactions
      Options
      Futures
      Currency Transactions
      Combined Transactions
      Eurocurrency Instruments
      Segregated and Other Special Accounts
      Depositary Receipts
      Temporary Defensive Positions
      U.S. Government Securities
      Repurchase Agreements
      Other Investments
Investment Restrictions
      Fundamental Investment Policies and Restrictions
      Non-fundamental Investment Policies and Restrictions
Management of the Company
Policies concerning Personal Investment Activities
Principal Securities Holders
Investment Adviser and Advisory Agreement
Management-Related Services
      Administration
      Custodian and Accounting Services
      Transfer Agent
      Distributor
      Independent Accountants
Portfolio Transactions
Portfolio  Turnover
Capital  Stock and  Dividends
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

GENERAL INFORMATION

Vontobel Funds, Inc. (the "Company") was organized as a Maryland corporation on October 28, 1983. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to The Vontobel Eastern European Equity Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is a "diversified" series," as that term is defined in the 1940 Act.

The Company was originally named The Commonwealth Group, Inc. On December 30, 1988, the Company changed its name to Tyndall-Newport Fund, Inc. On July 10, 1990, the Company again changed its name to Tyndall World Funds, Inc. On April 26, 1991, the Company changed its name from Tyndall World Funds, Inc. to World Funds, Inc. On February 28, 1997, the Company changed its name from World Funds, Inc. to Vontobel Funds, Inc.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of each Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of the Fund at least 60 days' prior notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of its assets in securities of companies that are located in or conduct a significant portion of their business in Eastern Europe.

INVESTMENT OBJECTIVES

The investment objective of the Fund is to achieve capital appreciation.

All investments entail some market and other risks. For instance, there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible  Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid  Securities

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Strategic Transactions

The Fund may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain (strategies described in more detail below). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Options

The Fund may purchase and sell options as described in the Prospectus and herein.

Put and Call Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are each authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although not required to do so, the Funds generally expect to enter into OTC options that have cash settlement provisions.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization (a "NRSRO"). The staff of the U.S. Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income.

The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The Fund may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not the Fund holds the above securities in its portfolio), and futures contracts. The Fund may not purchase or sell futures contracts on individual corporate debt securities. The Fund may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices

The Fund may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Fund can achieve many of the same objectives that they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures

The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect the Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet their obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The Fund will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the investment adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaging in proxy hedging (see "Proxy Hedging," below). If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the Fund's principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Transaction Hedging

Transaction Hedging occurs when the Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income therefrom. The Fund may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging

Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use position hedging when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund have or expect to have portfolio exposure.

Proxy Hedging

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the investment adviser considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in Swedish krona and the investment adviser believes that the value of Swedish krona will decline against the U.S. dollar, the investment adviser may enter into a contract to sell euros and buy U.S. dollars.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction or when the investment adviser believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurocurrency Instruments

The Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Segregated and Other Special Accounts

In addition to other requirements, many transactions require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Depositary Receipts

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may also invest in EDRs, GDRs and RDCs.

EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S. Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions

When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. Government Securities

The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

If the buyer under a repurchase agreement becomes insolvent, the Fund's right to re-acquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

Other Investments

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies and  Restrictions

The Fund has adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of the Fund.

As a matter of fundamental policy, the Fund will not:

1) As to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4) Buy or sell commodities or commodity contracts, provided that the Fund may utilize not more than 1.00% of its assets for deposits or commissions required to enter into and financial futures contracts, for hedging purposes as described under "Investment Policies" and "Additional Information on Policies and Investments Strategic Transactions." (Such deposits or commissions are not required for forward foreign currency contracts.)

6) Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets.

7) Make loans, except that the Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities.

7) Invest more than 25% of the Fund's total assets in securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)  Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12) Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)  Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

16)   Engage in short sales.

In applying the fundamental investment policies and restrictions:

(a) Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

(b) Except with respect to its fundamental limitation with respect to borrowings, the Fund adheres to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

Non-Fundamental  Policies  and  Restriction

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

1)   Invest more than 15% of its net assets in illiquid securities.


MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The Directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).


                                           Principal
Name, Address           Position(s) Held   Occupation(s) During
and Age                 With Company       The Past 5  Years
--------------          ----------------   ------------------------

*John Pasco, III        Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue      and Treasurer       Director of Commonwealth
Richmond, VA 23229                          Shareholder Services,
Inc.,("CSS")(55)                            the Company's Administrator,
                                            since 1985;  President and Director
                                            of Vontobel Fund Distributors,
                                            a division of First Dominion Capital
                                            Corp., the Company's Underwriter;
                                            Director and shareholder  of Fund
                                            Services Inc., the Company's
                                            Transfer  and  Disbursing  Agent,
                                            since 1987; shareholder of
                                            Commonwealth Fund Accounting, Inc.
                                            which provides bookkeeping services;
                                            Chairman, Director and Treasurer
                                            of The World Funds, Inc., a
                                            registered investment company,
                                            since May, 1997.  Mr. Pasco is also
                                            a certified public accountant.


*Joseph Mastoloni         Director          Mr. Mastoloni has served as
450 Park Avenue                             Compliance Officer
New York, NY 10022                          of Vontobel USA
(37)                                        Inc., a registered
                                            investment adviser, since May, 1994
                                            and was appointed as Vice President
                                            in July, 1999.

Samuel Boyd, Jr.        Director             Mr. Boyd has served as
10808 Hob Nail Court                         the Manager of the
Potomac, MD 20854                            Customer Services
(60)                                         Operations and
                                             Accounting Division of
                                             the Potomac  Electric
                                             Power  Company
                                             since  1978  and as
                                             Director  of The
                                             World  Funds,  Inc.,
                                             a registered
                                             investment  company,
                                             since  May 1997.   Mr.
                                             Boyd   is   also  a
                                             certified public
                                             accountant.

William E. Poist        Director             Mr. Poist has served
5272 River Road                              as a financial and tax
 Bethesda, MD 20816                          consultant through his
(64)                                         firm Management
                                             Consulting for
                                             Professionals since
                                             1968 and as Director
                                             of The World Funds, Inc.,
                                             a registered
                                             investment company,
                                             since May  1997.  Mr.
                                             Poist is also a
                                             certified public
                                             accountant.

Paul M. Dickinson       Director             Mr. Dickinson has
8704 Berwickshire Drive                      served as President of
Richmond, VA 23229                           Alfred J. Dickinson,
(53)                                         Inc., Realtors since
                                             April 1971 and as a
                                             Director  of The
                                             World  Funds,  Inc., a
                                             registered
                                             investment  company,
                                             since  May 1997.

F. Byron Parker, Jr.    Secretary            Mr. Parker has served
8002 Discovery Drive                         as Secretary of
Suite 191                                    Commonwealth
Richmond, VA 23229                           Shareholder Services,
(58)                                         Inc. since 1986; Secretary of The
                                             World Funds, Inc., a registered
                                             investment company, since May 1997.
                                             He is also a Partner in the
                                             law firm Mustian & Parker.

*Edwin D. Walczak       Vice President       Mr. Walczak has served
450 Park Avenue         of the Company       as Senior Vice President
New York, NY 10022      and President        Portfolio Manager of
(47)                    of the               Vontobel USA Inc., a
                        Value Fund           registered investment
                                             adviser, since July
                                             1988.

*Fabrizio Pierallini    Vice President       Mr. Pierallini has
450 Park Avenue         of the Company       served as Senior
New York, NY 10022      and President        Vice President and
(42)                    of the International Portfolio Manager
                        Equity and           of Vontobel USA Inc.,
                        U.S. Equity Funds    a registered investment
                                             adviser, since April
                                             1994.

*David Molnar           Vice  President      Vice President and Portfolio
450 Park Avenue         of the Company       Manager (Eastern European
New York, NY 10022      and President of     Equities) of Vontobel USA
(32)                    the E. European      Inc., a registered investment
                        Equity Fund          adviser,  since July 1, 2000.
                                             Previously,  he has
                                             served as the Fund's associate
                                             portfolio manager since October
                                             1997. Mr. Molnar is the Head of
                                             Eastern European Equity Management
                                             at Vontobel Asset Management,
                                             Switzerland, which he joined in
                                             October 1997 as an analyst of
                                             Central European equities and
                                             associate portfolio manager. From
                                             1992 to 1996 Mr. Molnar held a
                                             succession of posts in Budapest,
                                             Hungary, as assistant to the
                                             director of the Business Basics
                                             Foundation, which provided
                                             consultancy services to small- and
                                             medium-sized enterprises; and as
                                             the deputy program officer of the
                                             bilateral assistance program of the
                                             US Agency for International
                                             Development; and a member of the
                                             privatization team for the
                                             Hungarian Credit Bank.



Compensation of Directors

The Company does not compensate the Directors who are officers or employees of the investment adviser. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. For the fiscal year ended December 31, 2000, the Directors received the following compensation from the Company:

                            Aggregate
                            Compensation          Pension or
                            From the              Retirement
                            Funds for Fiscal      Benefits         Total
                            Year Ended            Accrued as       Compensation
Name and                    December 31,          Part of Fund     from the
Position Held               2000(1)               Expenses         Company(2)
--------------------------------------------------------------------------------
John Pasco, III, Director        N/A               N/A             N/A
Henry Schlegel, Director(3)      N/A               N/A             N/A
Samuel Boyd, Jr., Director    $2,200               N/A          $10,150
William E.  Poist, Director   $2,200               N/A          $10,150
Paul M. Dickinson, Director   $2,200               N/A          $10,150

(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Board of Directors for the Fund's fiscal year ended December 31, 2000.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds offered by the Company for the fiscal year or period ended December 31, 2000. The Company consisted of a total of four funds as of December 31, 2000.

(3)  Henry Schlegel resigned as a Director effective February 21, 2001.

MANAGEMENT OWNERSHIP

As of March 31, 2001, the Officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

PRINCIPAL SECURITIES HOLDERS

To the best knowledge of the Funds, as of March 31, 2001, the following persons owned of record or beneficially owned 5% or more of the shares of the Fund in the amounts indicated:

Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 610,649.224 outstanding shares (or 24.918%); and Bank Vontobel AG and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 307,208.211 outstanding shares (or 12.536%).

POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, investment adviser and principal underwriter have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the the SEC's Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Vontobel USA Inc. (the  "Adviser"),  located at 450 Park Avenue,  New York,
New York 10022, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). The Adviser is a wholly owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange.

The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Company. The Advisory Agreement for the Fund may be renewed annually provided such renewal is approved annually by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Company and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser provides the Fund with investment management services, subject to the supervision of the Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of Company's directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and recordkeeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws.

As compensation for its service as investment adviser for the Fund, the Adviser receives a fee. That fee is payable monthly at an annualized rate that is equal to a percentage of the Fund's average daily net assets. The percentages are set forth below.

The Fund pays the Adviser at a rate of 1.25% on the first $500 million and 1.00% on assets in excess of $500 million. The table below shows the total amount of advisory fees that the Fund paid the Adviser for the last three fiscal years. The table also shows the amount of investment advisory fees that the Adviser waived during the last three fiscal years.

                                        Years Ended December 31,
                      ---------------------------------------------------------
                          1998 Fee               1999 Fee            2000 Fee
                     Payable/Waived       Payable/Waived       Payable/Waived
                       ---------------       --------------     ---------------
                      $1,003,342/ -0-        $387,669/ -0-         $365,861/-0-

Pursuant to the terms of the Advisory Agreements, the Adviser pays all expenses it incurs in connection with rendering its management services. The Fund is responsible for all other expenses that are not specifically assumed by the Adviser. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, fees for bookkeeping and record keeping services, custodian and transfer agency fees and registration fees. The services furnished by the Adviser under the Advisory Agreement is not exclusive, and the Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

Administration

Pursuant to the Administrative Services Agreement with the Company (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Funds. CSS supervises all aspects of the operation of the Funds, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of the Fund on the first $500 million and 0.15% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of the Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

The table below shows the total amount of administrative fees that the Fund paid CSS for the last three fiscal years.

                                  Years Ended December 31,
                        -----------------------------------------------
                         1998                    1999           2000
                        --------               --------       --------
                        $205,758               $122,727       $77,795

Custodian and Accounting Services

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor of the Funds' shares pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director. The Distributor is registered as a broker-dealer and is a member of the National Association of securities Dealers, Inc. The offering of the Fund's shares is continuous. There are no sales charges in connection with purchases of Fund shares. The Distributor does not receive underwriting discounts and commissions or brokerage commissions as a result of the sale of the Fund's shares.
Independent AccountantsThe Company's independent auditors, Tait, Weller & Baker, audit the Company'sannual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for a Fund, may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive: (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more Funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each Fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Fund paid brokerage commissions as follows:

                                               Years ended December 31,
                                    --------------------------------------------
                                      1998              1999         2000
                                    ---------          -------      --------
                                     $374,114         $123,675      $49,412

     The Fund paid brokerage commissions to Vontobel Securities, Ltd. (an affiliated broker-dealer) as follows:


                                                Years ended December 31,
                                    -------------------------------------------
                                     1998              1999               2000
                                    --------         --------          --------
                                    $  -0-           $  -0-             $  -0-

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund. Each share has equal dividend, voting, liquidation and redemption rights. There are no preemptive rights and only such conversion or exchange rights as the Board of Directors, in its discretion, may grant. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares
You may purchase shares of the Fund directly from the Distributor. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Company reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers,
Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

A two percent redemption fee is deducted from the proceeds of Fund shares redeemed less than six months after purchase (including shares to be exchanged). The redemption fee is not a sales charge. The proceeds are applied to reduce the operating costs of the Fund. The Company reserves the right to waive the redemption fee.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

Small AccountsDue to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectus, the Fund offers the following shareholder services:

Regular Account

The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

Telephone Transactions

A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial Account Application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA")

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000. A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirements  Accounts

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. The plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other Fund of the Company, provided the shares of such Fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

Distributions and Taxes

Distributions  of net investment  income

The Fund receives income generally in the form of dividend income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund.

Effect of foreign  investments  on  distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for Federal Income Tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxes as a regulated investment company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Fund generally pays no federal income tax on the income and gains they distribute to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise  tax  distribution  requirements

To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporationsBecause the income of the Fund is derived primarily from investments in foreign rather than domestic U.S. securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction.

Investment in complex securities

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. Federal Income Tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Capital Loss Carryforwards

As of December 31, 2000, the Fund had the following capital loss carryforwards available to offset future capital gains through the indicated expiration dates as follows:

                          2006            2007           2008
                          ----            ----           ----

                        $20,327,913   $18,895,462      $4,400,101

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                             6
            Yield = 2[(a-b +1) -1]
                       ---
                       cd

where:

a     =  dividends and interest  earned during the period.
b     =  expenses  accrued for the period  (net of reimbursements).
c     =  the  average  daily  number of shares outstanding during the period that were entitled to receive dividends.
d     =  the maximum offering price per share on the last day of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

            n
      P(1+T) = ERV

where:

P       =  a hypothetical initial payment of $1,000

T       =  average annual total return

n       =  number of years (1,5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the Fund's average annual total return for the period or years indicated would be:

                  One-Year          Five-Years        Ten-Years     Since
                  Period Ended      Period Ended      Period Ended  Inception
                                                                      to
                  12/31/2000        12/31/2000        12/31/2000    12/31/2000
                  ------------      -------------     ------------ ------------

                  (17.49%)           N/A                N/A         (4.07%)(1)

(1)  Commencement of operations was February 15, 1996.

The Fund may also, from time to time, include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, Capital Resource Advisors, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Company directly at:

                             VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            Telephone: (800) 527-9500
                      e-mail: mail@shareholderservices.com

A prospectus and additional information may also be obtained from our website atwww.vontobelfunds.com. The Annual Report for the fiscal year ended December 31, 2000 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

PART C - OTHER INFORMATION


ITEM 23.  EXHIBITS.

(a)   ARTICLES OF INCORPORATION.

      1. Articles of Incorporation of Vontobel Funds, Inc., formerly known as The Commonwealth Group, Inc. (the "Registrant"), dated October 26, 1983 as filed with the Maryland Department of Assessments and Taxation (the "State of Maryland") on October 28, 1983 are incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 36 (File Nos. 2-78931 and 811-3551) as filed with the Securities and Exchange Commission (the
           "Commission") on April 27, 1999 ("Post-Effective Amendment No. 36").

      2. Articles of Merger dated March 9, 1984, as filed with the State of Maryland on April 12, 1984, merging CCI Cash Trust into the Registrant.

      3. Articles Supplementary dated October 24, 1984, as filed with the State of Maryland on November 7, 1984, dissolving the Commonwealth Emerging Growth Fund and creating the Nicholson Growth Fund and Newport Far East Fund are incorporated herein by reference to Exhibit
           (a)(2) of Post-Effective Amendment No. 36.

      4. Articles Supplementary dated November 21, 1986, as filed with the State of Maryland on November 24, 1986, creating the Thornton Oriental Income Fund and the Thornton Tiger South East Asian Fund.

      5. Articles of Amendment dated December 22, 1986, as filed with the State of Maryland on December 22, 1986, changing the name of the Nicholson Growth Fund to the Newport Global Growth Fund.

      6. Articles of Amendment dated December 29, 1988, as filed with the State of Maryland on December 30, 1988, changing the name of the Registrant from The Commonwealth Group, Inc. to Tyndall-Newport Fund, Inc., deleting all references to the Bowser Growth Fund, changing the name of the Newport Far East Fund to the Tyndall-Newport Far East Fund and changing the name of the Newport Global Growth Fund to the Tyndall-Newport Global Growth Fund are incorporated herein by reference to Exhibit (a)(10) of Post-Effective Amendment No. 36.

      7. Articles Supplementary as filed with the State of Maryland on February 28, 1989 dissolving the Thornton Oriental Income Fund and the Thornton Tiger South East Asian Fund and creating the Tyndall-Newport Tiger Fund.

      8. Articles of Transfer as filed with the State of Maryland on October 2, 1989 transferring the assets of the Cross-Market Opportunity Fund, Inc. to the Registrant's Tyndall-Newport Far East Fund.

      9. Articles Supplementary dated January 12, 1990, as filed with the State of Maryland on January 24, 1990, creating the Vontobel U.S. Value Fund are incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 36.

      10. Articles of Amendment dated July 8, 1990, as filed with the State of Maryland on July 10, 1990, changing the name of the Registrant from Tyndall-Newport Fund, Inc. to Tyndall World Funds, Inc., changing the name of Tyndall-Newport Tiger Fund to the Tyndall Tiger Fund, changing the name of the Tyndall-Newport Far East Fund to the Tyndall Far East Fund and changing the name of the Tyndall-Newport Global Growth Fund to the T.V. EuroPacific Fund.

      11. Articles of Amendment dated January 8, 1991, as filed with the State of Maryland on March 5, 1991, reorganizing the Tyndall Far East Fund into the Tyndall Tiger Fund are incorporated herein by reference to Exhibit (a)(11) of Post-Effective Amendment No. 36.

      12. Articles of Amendment dated April 22, 1991, as filed with the State of Maryland on April 26, 1991, changing the name of the Registrant from Tyndall World Funds, Inc. to The World Funds, Inc., changing the name of the Tyndall Tiger Fund to the Newport Tiger Fund and changing the name of the T.V. EuroPacific Fund to the Vontobel EuroPacific Fund.

      13. Articles Supplementary dated August 27, 1993, as filed with the State of Maryland on October 27, 1993, creating the Vontobel International Bond Fund are incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 36.

      14. Articles Supplementary dated December 2, 1993, as filed with the State of Maryland on December 8, 1993, allocating additional shares to the Newport Tiger Fund are incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 36.

      15. Articles Supplementary dated July 7, 1994, as filed with the State of Maryland on August 9, 1994, creating the Sand Hill Portfolio Manager Fund (formerly known as Sand Hill Allocated Growth Fund) are incorporated herein by reference to Exhibit (a)(7) of Post-Effective Amendment No. 36

      16. Articles of Amendment dated October 12, 1994, as filed with the State of Maryland on October 14, 1994, renaming the Sand Hill Portfolio Manager Fund are incorporated herein by reference to Exhibit (a)(12) of Post-Effective Amendment No. 36.

      17. Articles Supplementary dated April 4, 1995, as filed with the State Maryland on May 10, 1995, eliminating the Newport Tiger Fund.

      18. Articles Supplementary dated November 2, 1995, as filed with the State of Maryland on November 6, 1995, creating the Vontobel Eastern European Equity Fund.

      19. Articles of Amendment dated February 26, 1997, as filed with the State of Maryland on February 28, 1997, changing the name of the Registrant from The World Funds, Inc., to Vontobel Funds, Inc., and changing the name of the Vontobel EuroPacific Fund to the Vontobel International Equity Fund.

      20. Articles Supplementary dated February 26, 1997, as filed with the State of Maryland on April 22, 1997, creating the Vontobel Emerging Markets Fund and the Vontobel Eastern European Debt Fund are incorporated herein by reference to Exhibit (b)(1)(b) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on June 3, 1997 ("Post-Effective Amendment No. 34").

      21. Articles of Amendment dated May 13, 1997, as filed with the State of Maryland on May 21, 1997, changing the name of the Vontobel Emerging Markets Fund to the Vontobel Emerging Markets Equity Fund are incorporated herein by reference to Exhibit (b)(1)(d) of Post-Effective Amendment No. 34.

      22. Articles Supplementary dated September 4, 1997, as filed with the State of Maryland on September 9, 1997, liquidating the Sand Hill Portfolio Manager Fund are incorporated herein by reference to Exhibit (a)(12) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 28, 2000 ("Post-Effective Amendment No. 37").

      23. Articles of Amendment dated December 23, 1999, as filed with the State of Maryland on December 27, 1999, changing the name of the Vontobel Emerging Markets Equity Fund to the Vontobel U.S. Equity Fund.

      24. Articles of Amendment dated January 5, 2000, as filed with the State of Maryland on January 6, 2000, terminating the Vontobel International Bond Fund and changing the name of the Vontobel Eastern European Debt Fund to the Vontobel Greater European Bond Fund.

      25. Articles Supplementary as filed with the State of Maryland on January 23, 2001 regarding the termination of the Vontobel Greater European Bond Fund.

(b)   BY-LAWS.

      1. By-Laws of the Registrant dated August 3, 1988 are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 36.

      2.   Amendment to By-Laws is incorporated herein by reference to Exhibit
           (b)(1) of Post-Effective Amendment No. 36.

(c)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS.

      See Article SIXTH and Article ELEVENTH of the Articles of Incorporation, which are incorporated herein by reference as Exhibit (a)(1) to Post-Effective Amendment No. 36; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference as Exhibit
      (b) of Post-Effective Amendment No. 36.

(d)   INVESTMENT ADVISORY CONTRACTS.

      1. Investment Advisory Agreement dated July 14, 1992 between Vontobel USA Inc. and the Registrant on behalf of the Vontobel International Equity Fund.

      2. Investment Advisory Agreement dated July 14, 1992 between Vontobel USA Inc. and the Registrant on behalf of the Vontobel U.S. Value Fund.

      3. Investment Advisory Agreement dated February 14, 1996 between Vontobel USA Inc. and the Registrant on behalf of the Vontobel Eastern European Equity Fund.


(e)   UNDERWRITING CONTRACTS.

      1. Distribution Agreement dated August 18, 1997 between Vontobel Funds, Inc. and First Dominion Capital Corp.

(f)   BONUS OR PROFIT SHARING CONTRACTS.

      Not applicable.

(g)   CUSTODIAN AGREEMENTS.

      1. Custodian Agreement November 11, 1998 between Brothers Harriman & Co. and the Registrant.

(h)   OTHER MATERIAL CONTRACTS.

      1. Transfer Agency Agreement dated January 1, 1999 between Fund Services, Inc. and the Registrant.

      2. Administrative Services Agreement dated January 1, 1999 between Commonwealth Shareholder Services, Inc. and the Registrant.

      3. Accounting Agency Agreement dated November 1, 1998 between Brown Brothers Harriman & Co. and the Registrant is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 37.

      4. Expense Limitation Agreement dated Jan. 1, 2000, between Vontobel USA Inc. and the Registrant, on behalf of the Vontobel U.S. Value Fund and Vontobel U.S. Equity Fund.

(i)   LEGAL OPINION.

      1.   Opinion and Consent of Greenberg Traurig, LLP.

(j)   AUDITORS CONSENT.

      1.   Consent of Tait, Weller & Baker.

(k)   OMITTED FINANCIAL STATEMENTS.

      Not applicable.

(l)   INITIAL CAPITAL AGREEMENTS.

      Not applicable.

(m)   RULE 12b-1 PLAN.

      Not applicable.

(n)   RULE 18f-3 PLAN.

      Not applicable.

(o)   RESERVED.

(p)   CODES OF ETHICS.

      1. The Code of Ethics of the Registrant and First Dominion Capital Corp., the underwriter, are incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 37.

      2. The Code of Ethics of the Registrant's advisor, Vontobel USA, Inc., is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 37.

(q)   POWERS OF ATTORNEY.

      1. Samuel Boyd, Jr. is incorporated herein by reference to Exhibit 19(a)(1) of Post-Effective Amendment No. 34.

      2. Paul M. Dickinson is incorporated herein by reference to Exhibit 19(a)(2) of Post-Effective Amendment No. 34.

      3. William E. Poist is incorporated herein by reference to Exhibit 19(a)(4) of Post-Effective Amendment No. 34.

      4.   Joseph Mastoloni.


ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

           None.


ITEM 25.   INDEMNIFICATION.

      Reference is made to Article TWELFTH of the Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a)(1) to Post-Effective Amendment No. 36. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant is the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

      Vontobel USA Inc. (the "Adviser"), the investment adviser to the Vontobel U.S. Value Fund, Vontobel International Equity Fund, the Vontobel U.S. Equity Fund, and the Vontobel Eastern European Equity Fund, provides investment advisory services consisting of portfolio management for a variety of individual and institutions and as of December 31, 2000 had approximately $1.8 billion in assets under management.

      For information as to any other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of the Adviser is or has been at any time during the past two fiscal years, engaged for his own accord or in his capacity of director, officer, employee, partner or trustee, reference is made to the Adviser's Form ADV (File #801-21953), currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.


ITEM 27.   PRINCIPAL UNDERWRITERS.

(a) First Dominion Capital Corp. ("FDCC") also acts as underwriter to The World Funds, Inc.

(b) The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the Commission pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-33719).

(c)   Not Applicable.


ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.

      The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a) Vontobel USA Inc., 450 Park Avenue, New York, N.Y. 10022 (records relating to its function as investment adviser).

(b) Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (records relating to its functions are custodian and fund accounting services agent).

(c) Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, VA 23229 (records relating to its function as transfer agent).

(d) Commonwealth Shareholder Services, Inc., 1500 Forest Avenue, Suite 223, Richmond, VA 23229 (records relating to its function as administrator).

(f) First Dominion Capital Corp., 1500 Forest Avenue, Suite 223, Richmond, VA 23229 (records relating to its function as underwriter).


ITEM 29.   MANAGEMENT SERVICES.

           Not applicable.


ITEM 30.   UNDERTAKINGS.

           None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended and has duly caused this Post-Effective Amendment No. 38 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Richmond, and the Commonwealth of Virginia on the 30th day of April 2001.

                              VONTOBEL FUNDS, INC.



                               By:  /s/ John Pasco, III
                                  ---------------------
                                    John Pasco, III,
                                    Chairman and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 38 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature                 Title                Date


/s/ John Pasco, III
John Pasco, III           Director, Chairman        April 30, 2001
                          Chief Executive
                          Officer and Chief
                          Financial Officer


*/s/ Joseph Mastoloni
Joseph Mastoloni               Director             April 30, 2001


*/s/ Samuel Boyd, Jr.
Samuel Boyd, Jr.               Director             April 30, 2001


*/s/ Paul M. Dickinson
Paul M. Dickinson              Director             April 30, 2001


*/s/ William E. Poist
William E. Poist               Director             April 30, 2001


*By:/s/ John Pasco, III John Pasco, III Attorney-in-fact pursuant to Powers-of-
    Attorney on file.

EXHIBIT INDEX             FORM N-1A EXHIBIT NO.          EDGAR EXHIBIT NO.
-------------             ---------------------          -----------------

23.(a)2.             Articles of Merger             EX-99.A.1
23.(a)4.             Articles Supplementary         EX-99.A.2
23.(a)5.             Articles of Amendment          EX-99.A.3
23.(a)7.             Articles Supplementary         EX-99.A.4
23.(a)8.             Articles of Transfer           EX-99.A.5
23.(a)10.            Articles of Amendment          EX-99.A.6
23.(a)12.            Articles of Amendment          EX-99.A.7
23.(a)17.            Articles Supplementary         EX-99.A.8
23.(a)18.            Articles Supplementary         EX-99.A.9
23.(a)19.            Articles of Amendment          EX-99.A.10
23.(a)23.            Articles of Amendment          EX-99.A.11
23.(a)25.            Articles Supplementary         EX-99.A.12
23.(d)1.             Investment Advisory Agreement  EX-99.D.1
23.(d)2.             Investment Advisory Agreement  EX-99.D.2
23.(d)3.             Investment Advisory Agreement  EX-99.D.3
23.(e)1.             Underwriting Agreement         EX-99.E.1
23.(g)1.             Custodial Agreement            EX-99.G.1
23.(h)1.             Transfer Agency Agreement      EX-99.H.1
23.(h)2.             Admin. Services Agreement      EX-99.H.2
23.(h)4.             Expense Limitation Agreements  EX-99.H.3
23.(i)1.             Opinion of Counsel             EX-99.I.1
23.(j)1.             Consent of Auditors            EX-99.J.1
23.(q)1.             Power of Attorney              EX-99.Q.1

                                                             EXHIBIT #EX-99.A.1



                               ARTICLES OF MERGER
                                     MERGING
           CCI CASH TRUST (A Business Trust of the State of Indiana)
                                     INTO
              THE COMMONWEALTH GROUP, INC. (Md. Corp.) - Survivor

approved and received for record by the State Department of Assessments and Taxation of Maryland April 12, 1984 at 10:09 o'clock A.M. as in conformity with law and ordered recorded.

                             --------------------

Recorded in Liber 2642 folio, one 00381 of the Charter Records of the State Department of Assessments and Taxation of Maryland.

                             --------------------

Bonus tax paid $ ____________  Recording fees paid $20.00     Special Fee paid
$---------



                             --------------------


To the clerk of the Circuit Court of Montgomery County

      IT IS HEREBY CERTIFIED, that the within instrument, together with all endorsements thereon, has been received, approved and recorded by the State Department of Assessments and Taxation of Maryland.

      AS WITNESS my hand and seal of the said Department of Baltimore.

                                STATE OF MARYLAND
I hereby certify that this is a true and complete copy of the 4 page document on file in this office DATED: 3-9-01

                 STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

BY:   /S/ ROBERT MURKIS, Custodian
This stamp replaces our previous certification system.  Effective:  6/95

003802



                               ARTICLES OF MERGER
                                     MERGING
                                CCI CASH TRUST
                  (A Business Trust of the State of Indiana)
                                      INTO
                         THE COMMONWEALTH GROUP, INC.
                   (a Corporation of the State of Maryland)

Pursuant to Section 3-109 of the Maryland General Corporation Law, the parties hereto certify and acknowledge as follow:

FIRST: CCI Cash Trust (the "Trust"), a business trust organized and existing under the laws of the State of Indiana and The Commonwealth Group, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, agree that the Trust shall be merged into the Corporation. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in these article of merger.

SECOND: The Corporation shall survive the merger and shall continue under the name The Commonwealth Group, Inc.

THIRD: The parties to the articles of merger are the Corporation which was organized on October 28, 1983 under the laws of the State of Maryland, and the Trust, a business trust created on August 6, 1982 under and pursuant to the Indiana Business Trust Act of 1963, as amended. The Trust has no office in the State of Maryland and has not qualified or registered to do business therein.

FOURTH: The total number of shares of stock of all class which the Corporation has authority to issue is Five Hundred Million (500,000,000) shares, each having a par value of One Cent ($.01), with an aggregate par value of Five Million Dollars ($5,000,000).

FIFTH: The total number of shares of all classes of beneficial interests which the Trust shall authority to issue is unlimited. The shares are without par or stated value.

SIXTH: The manner and basis of converting the issued and outstanding shares of the beneficial interests in the Trust into shares of common stock of the Corporation shall be as follows. Each share or fraction thereof of the Trust shall be automatically converted on the effective date of the merger into an equal number of shares of the common stock of the Corporation and each certificate representing shares of beneficial interests in the Trust shall thereafter represent shares of common stock of the Corporation. Each holder of a Trust share certificate shall have the right at any time thereafter to surrender the same to the Corporation and to receive in exchange therefor a certificate representing an equal number of share of common stock of the Corporation. Each shares of common stock of the Corporation outstanding prior to the effective date of the merger shall be retired and restored to the status of authorized but unissued shares after the merger.

SEVENTH: The principal office of the Corporation is located in the County of Montgomery, State of Maryland. The Trust owns no land or other property, and has no place of business, in Maryland.

EIGHTH: The terms and conditions of the transaction set forth in these articles were advised, authorized, and approved by the Trust and the Corporation in the manner and by the vote required by its declaration of trust and charter, respectively, and the laws of the place where each is organized.

NINTH: The merger was (a) duly advised by the board of directors of the Corporation, by the adoption, on October 28, 1982, of a resolution, declaring that the merger herein proposed was advisable substantially upon the terms and conditions set forth in these articles of merger and (b) duly approved by the stockholders of said corporation by unanimous consent of the stockholders dated November 14, 1983.

TENTH: The merger to be effected by these articles of merger was duly advised and authorized and approved by the Trust in the manner and by the vote required by the laws of the State of Indiana and by the declaration of trust by which it was organized.

IN WITNESS WHEREOF, the Trust and the Corporation, the parties to the merger, have caused these articles of merger to be signed in their respective names and on their behalf by their respective authorized officers, all as of the 9th day of March, 1984.

Witness:                            CCI CASH TRUST


/S/ MICHAEL VARIO, Secy             By:   /S/ JOHN PASCO, III
Michael Vario                             John Pasco, III, President

                                    THE COMMONWEALTH GROUP, INC.


Attest:  /S/ MICHAEL VARIO          By:   /S/ JOHN PASCO, III
Michael Vario, Secretary                  John Pasco, III, President

[SEAL]

THE UNDERSIGNED, President of The Commonwealth Group, Inc., who executed on behalf of said corporation the foregoing Articles of Merger of which this certificate is made a part hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                    /S/  JOHN PASCO, III
                                    John Pasco, III, President


THE UNDERSIGNED, being the President of CCI Cash Trust, an Indiana business trust, who executed on behalf of said trust the foregoing Articles of Merger, of which certificate is made a part, hereby acknowledges, in the name and on behalf of said trust, the foregoing Articles of Merger to be the act of said trust and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                    /S/  JOHN PASCO, III
                                    John Pasco, III, President

EXHIBIT EX-99.A.2



                           COMMONWEALTH GROUP, INC.

                            ARTICLES SUPPLEMENTARY TO
                            ARTICLES OF INCORPORATION


           COMMONWEALTH GROUP, INC., a Maryland corporation having its principal office in Rockville, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

           FIRST: In accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation, at a meeting called for such purpose on October 11, 1986, adopted these Articles Supplementary classifying or reclassifying unissued shares of the Common Stock of the Corporation.

           SECOND: A new series of shares of the Corporation's Common Stock (par value $.01 per share) is designated as the Thornton Oriental Income Fund series and 10,000,000 shares of the unallocated and unissued stock of the Corporation are classified and allocated to such Series.

           THIRD: A new series of shares of the Corporation's Common Stock (par value $.0l per share) is designated as the Thornton Tiger South East Asian Fund series and 10,000,000 shares of the unallocated and unissued stock of the Corporation are classified and allocated to such Series.

           FOURTH: The shares of said Thornton Oriental Income Fund series and Thornton Tiger South East Asian Fund series so classified and allocated shall have all the rights and privileges as set forth in the Corporation's Articles of Incorporation, including such priority in the assets and liabilities of each respective Series as may be provided in such Articles.

           FIFTH:   The shares of such Series have been classified and
reclassified by the Board of Directors pursuant to authority contained in the Articles of Incorporation of the Corporation.

           IN WITNESS WHEREOF, Commonwealth Group, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf this 21st day of November, 1986.


                                    By:/s/ John Pasco, III
                                    John Pasco, III
                                    President

Attest:


/s/ James G. Pasco
James G. Pasco
Secretary

THE UNDERSIGNED, President of Commonwealth Group, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Articles of Incorporation, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to the Articles of Incorporation to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters in fact set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                          /s/ John Pasco, III
                          John Pasco, III
                                                                       President

                                                              EXHIBIT EX-99.A.3



                               COMMONWEALTH GROUP
                              ARTICLES OF AMENDMENT

           COMMONWEALTH GROUP, INC., a Maryland corporation having its principal office in Rockville, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

           FIRST: The charter of the Corporation is hereby amended by changing the name of the Nicholson Growth Fund series of the Corporation to Newport Global Growth Fund by striking all references to Nicholson Growth Fund series appearing in the Articles Supplementary to the charter filed with the Maryland Department of Assessments and Taxation on November 7, 1984, and inserting in lieu thereof "Newport Global Growth Fund".

           SECOND: The Board of Directors, on October 11, 1986 duly adopted resolutions in which were set forth the foregoing amendment to the charter, declaring that the said amendment to the charter as proposed was advisable and directing that it be submitted to action thereon by the stockho1ders of the Corporation at the annual meeting to be held on December 20, 1986.

           THIRD: Notice setting forth a summary of the change to be effected by said amendment of the charter and stating that a purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon. The amendment of the charter of the Corporation as herein above set forth was approved by the stockholders of the Corporation at said meeting by the affirmative vote of two-thirds of all the votes entitled to be cast thereon.

           FOURTH: The amendment of the charter of the Corporation as herein above set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation.

           IN WITNESS WHEREOF, Commonwealth Group, Inc. has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on December 22, 1986.


                                    COMMONWEALTH GROUP, INC.


                                    /s/ John Pasco, III
                                    John Pasco, III
                                    President

Attest:


/s/ James G. Pasco
James G. Pasco
Secretary



           THE UNDERSIGNED, President of Commonwealth Group, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment to the charter of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to the charter to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties for perjury.



                                          /s/ John Pasco, III
                                          John Pasco, III
                                                                       President

                                                              EXHIBIT EX-99.A.4



                          TYNDALL-NEWPORT FUND, INC.

                             Articles Supplementary

                Pursuant to action duly authorized under Section 2-105 of the Maryland General Corporation Law, taken by the Board of Directors of the Tyndall-Newport Fund, Inc., a Maryland corporation (the "Corporation"), at a meeting called for such purpose, in accordance with the requirements of
      Section 2-- 105(9), there being no shares of the Thornton Oriental Income Fund Series or the Thornton Tiger South East Asian Fund Series issued and outstanding, Article SIXTH of the Corporation's Articles of Incorporation is hereby supplemented with the following:

            The Thornton Oriental Income lurid series is dissolved and the allocation thereto of shares of common stock cancelled, and

            The Thornton Tiger South East Asian Fund series is dissolved and the allocation thereto of shares of common stock cancelled; and

            The Corporation is deemed to have a Tyndall-Newport Tiger Fund series and 50,000,000 shares of the authorized but unissued common stock are allocated thereto.

                IN WITNESS WHEREOF I have hereunto signed and acknowledged that these Articles Supplementary are the act of the Corporation and under the penalties of perjury, that, to the best of my knowledge, information and belief these matters and facts are true in all material respects.



                                          /s/ John M. Mussey
                                          John M. Mussey
                                          President



Witness:



/s/ Mary T. Pasco
Mary T. Pasco
Assistant Secretary

      THE UNDERSIGNED, President of Tyndall-Newport Fund, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties for perjury.



                                    /s/ John M. Mussey
                                    John M. Mussey
                                    President



Attest:



/s/ Mary T. Pasco
Mary T. Pasco
Assistant Secretary

                                                             EXHIBIT #EX-99.A.5

                              ARTICLES OF TRANSFER
                                       OF
         CROSS-MARKET OPPORTUNITY FUND, INC. (A MD. CORP.) TRANSFEROR
                                       AND
              TYNDALL-NEWPORT FUND, INC. (A MD. CORP.) TRANSFEREE


APPROVED AND RECEIVED FOR RECORD BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND OCTOBER 2, 1989 AT 3:35 P.M. AS IN CONFORMITY WITH LAW AND ORDERED RECORDED.

                           ------------------------

ORGANIZATION AND CAPITALIZATION    RECORDING        SPECIAL
FEE PAID                           FEE PAID         FEE PAID
$__________                        $20.00           $__________
CERTIFICATE TO                        4.00
MONTGOMERY COUNTY                  $24.00   TOTAL
                                    D1627355

TO THE CLERK OF THE COURT OF BALTIMORE CITY

      IT IS HEREBY CERTIFIED THAT THE WITHIN INSTRUMENT, TOGETHER WITH ALL INDORSEMENTS THEREIN, HAS BEEN RECEIVED, APPROVED AND RECORDED BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND.




                                STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 5 page document on file in this office
DATED: 3-0-01.

                 STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

BY:   /S/ ROBERT MURKIS, Custodian.
This stamp replaces our previous certification system.  Effective 6/95

                              ARTICLES OF TRANSFER

CROSS-MARKET OPPORTUNITY FUND, INC., a Maryland corporation (the
"Transferor"), and TYNDALL-NEWPORT FUND, INC., a Maryland corporation (the "Transferee"), for the benefit of its Tyndall-Newport Far East Fund series ("Far East"), certify that:

FIRST: The Transferor has agreed to transfer substantially all of its property and assets to the Transferee. Upon acceptance for record of these Articles, transfer will be effective at 11:00 a.m. on October 2, 1989, or at such later date, time as these Articles shall be accepted for record by the State Department of Assessments and Taxation of the State of Maryland.

SECOND:    The parties to these Articles of Transfer are CROSS-MARKET
OPPORTUNITY FUND, INC., a corporation organized and existing under the laws of the State of Maryland, and TYNDALL-NEWPORT FUND, INC., a corporation organized and existing under the laws of the State of Maryland.

THIRD:     The name, address and principal place of business of the Transferee are as follows:

                Tyndall-Newport Fund, Inc.
                1500 Forest Avenue
                Suite 223
                Richmond, Virginia 23229

FOURTH:    The principal executive offices of the Transferor and of the
Transferee are located outside of the State of Maryland. The Transferor does not own an interest in land in the State of Maryland.

FIFTH: The assets of the Transferor to be acquired by Far East shall consist of all cash, securities and due bills for dividends or interest receivable which are owned by the Transferor on the Closing Date, as defined in the Agreement and Plan of Liquidation and Exchange by and between the Transferor and the Transferee, for the benefit of Far East, made as of July 3, 1989 (the "Agreement"), provided, however, that the Transferor shall retain cash in such amount as it estimates to be necessary to pay any liabilities of the Transferor which have not been paid prior to the Closing Date. The consideration paid by the Transferee to the Transferor for the assets of the Transferor transferred to Far East shall consist of shares of beneficial interest of the Transferee, including fractional shares, determined by dividing the value of the Transferor's net assets as of the close of business of the New York Stock Exchange on the business day next preceding the Closing Date (the "Valuation Date"), using the valuation procedures set forth in the then current Prospectus or Statement of Additional Information of Far East, by the net asset value per share of Far East next computed (normally as of the close of business of the Tokyo Stock Exchange) after the Valuation Date, using the valuation procedures set forth in the then current Prospectus or Statement of Additional Information of Far East.

The transfer of the Transferor's assets to Far East and the issuance and distribution of shares of Far East are subject to, and will be effected in accordance with, the terms and conditions set forth in the Agreement.

SIXTH: The transfer of assets reflected in these Articles of Transfer was advised by the Board of Directors of the Transferor at a meeting held on June 27, 1989, at which meeting the Board duly adopted a resolution declaring the transfer advisable on substantially the terms and conditions set forth in these Articles of Transfer and directing that the transfer be submitted for action thereon by the stockholders of the Transferor. The transfer was approved by the holders of two-thirds of the shares of the Transferor entitled to vote at a meeting held on September 15, 1989.

The transfer of assets reflected in these Articles of Transfer was approved by the Board of Directors of the Transferee at a meeting held on June 28, 1989, at which meeting the Board adopted a resolution approving the transfer on substantially the terms and conditions set forth in these Articles of Transfer.

The terms and conditions of the transfer set forth in these Articles were advised, authorized and approved by each of the parties to these Articles in the manner and by the vote required by their respective Charters and by the laws of the State of Maryland.

IN WITNESS WHEREOF, each party to these Articles of Transfer has caused the same to be signed in its respective corporate name and on its behalf by the undersigned executive officers, thereunto duly authorized, and their respective corporate seals have been hereunto affixed duly attested by their respective Secretaries. Each officer executing these Articles of Transfer on behalf of the Transferor and the Transferee acknowledges them to be their respective corporate acts and each of them certifies, under the penalties of perjury, that to the best of his or her knowledge, information and belief, all matters and facts set forth herein with respect to the authorization and approval of these Articles are true in all material respects.

      ATTEST:                  CROSS-MARKET OPPORTUNITY UND, INC.

      /S/ ILLEGIBLE            By:  /S/ ILLEGIBLE (SEAL)
      Assistant Secretary                  President



      ATTEST:                  TYNDALL-NEWPORT FUND, INC.

      /S/ ILLEGIBLE            By:  /S/ JOHN PASCO, III (SEAL)
      Secretary                      Chairman

                                                              EXHIBIT EX-99.A.6




                          TYNDALL-NEWPORT FUND, INC.


                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION


TYNDALL-NEWPORT FUND, INC., a Maryland corporation having its principal office in the City of Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The charter of the Corporation, filed by the Maryland Department of Assessments and Taxation on October 28, 1983, and amended on December 22, 1986 and December 30, 1988, is hereby further amended as authorized under Section 2-602(b) of the Maryland General Corporation Law by: (a) changing the name of the Corporation to Tyndall World Funds, Inc.; (b) changing the name of the series known as the Tyndall-Newport Tiger Fund to the Tyndall Tiger Fund; (C) changing the name of the series known as the

Tyndall-Newport Far East Fund to the Tyndall Far East Fund; and (d)changing the name of the series known as the Tyndall-Newport Global Growth Fund to the T.V. EuroPacific Fund.

      SECOND: These Articles of Amendment shall be effective upon the close of business of the day of filing with the Maryland Department of Assessments and Taxation ("Effective Time").

      THIRD: The Board of Directors, on April 28, 1990, duly adopted resolutions setting forth the amendment to the charter set forth above in Article FIRST, declaring that all of the foregoing amendments to the charter were advisable and directing that they be submitted for action thereon by the stockholders of the Corporation at the Corporation's next annual meeting, thereafter held on July 5, 1990.

      Notice setting forth a summary of the changes to be effected by said amendment of the charter and stating that a purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon. The amendment of the charter of the Corporation effecting such changes was approved at said meeting as follows:

(i) the amendment to the charter set forth in Article FIRST, sub-article (a) was approved by the affirmative vote of a majority of the outstanding shares of the Corporation (which fulfills the requirement under the Corporation's charter that such amendment be approved by a majority of votes entitled to be cast on the matter); and (ii) the amendments to the charter set forth in Article FIRST, sub-articles (b), (c) and (d) were each approved by the affirmative vote of a majority of the outstanding shares of the Corporation entitled to vote thereon (which fulfills the requirement under the Corporation's charter that such amendment be approved by a majority of all votes entitled to be cast on the matter).

      FOURTH: The amendment of the charter of the Corporation as herein above set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation.

      IN WITNESS WHEREOF, Tyndall-Newport Fund, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested by its Secretary on July 8, 1990.



                                    TYNDALL-NEWPORT FUND, INC.



                                         By:/s/ John Pasco, III
                                         John Pasco, III, President

Attest:



/s/ F. Byron Parker, Jr.
------------------------
F. Byron Parker, Jr.
Secretary


     The undersigned, President of Tyndall-Newport Fund, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment to the charter of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to the charter to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material aspects, under the penalties for perjury.




                                     /s/ John Pasco, III
                                    John Pasco, III, President

                                                              EXHIBIT EX-99.A.7



                           TYNDALL WORLD FUNDS, INC.


                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION



Tyndall World Funds, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

           FIRST: The charter of the Corporation, filed by the Maryland Department of Assessments and Taxation on October 28, 1983, and amended on December 22, 1986, December 30, 1988, July 10, 1990 and March 5, 1991, is hereby further amended as authorized under Section 2-602(b) of the Maryland General Corporation Law by: (a) changing the name of the Corporation to The World Funds, Inc.; (b) changing the name of the series known as the Tyndall Tiger Fund to the Newport Tiger Fund; and (c) changing the name of the series known as the T.V. EuroPacific Fund to the Vontobel EuroPacific Fund.

           SECOND:   These Articles of Amendment shall be effective upon the
close of business of the day of filing with the Maryland Department of Assessments and Taxation ("Effective Time").

           THIRD: The Board of Directors, on January 24, 1991, duly adopted resolutions setting forth the amendments to the charter set forth above in Article FIRST, declaring that all of the foregoing amendments to the charter were advisable and directing that they be submitted for action thereon by the stockholders of the Corporation at the Corporation's next meeting, thereafter held on March 7, 1991.

Notice setting forth a summary of the changes to be effected by said amendment of the charter and stating that a purpose of the meeting of the stockholders would be to take action thereon was given, as required by law, to all stockholders entitled to vote thereon. The amendment of the charter of the Corporation effecting such changes was approved at said meeting as follows: (i) the amendment to the charter set forth in Article FIRST, sub-article (a) was approved by the affirmative vote of a majority of the outstanding shares of the Corporation (which fulfills the requirement under the Corporation's charter that such amendment be approved by a majority of votes entitled to be cast on the matter); and (ii) the amendments to the charter set forth in Article FIRST, sub-articles (b) and (c) were each approved by the affirmative vote of a majority of the outstanding shares of the Corporation entitled to vote thereon (which fulfills the requirement under the Corporation s charter that such amendment be approved by a majority of all votes entitled to be cast on the matter).


           FOURTH:   The amendment of the charter of the Corporation as herein
above set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation.




IN WITNESS WHEREOF, Tyndall World Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested by its Secretary on April 22, 1991.



                                    TYNDALL WORLD FUNDS, INC.



                                    By:/s/ John Pasco, III
                                       John Pasco, III
                                       President

Attest:



/s/ Mary T. Pasco
Mary T. Pasco
Asst. Secretary



 The undersigned, President of Tyndall World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment to the charter, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to the charter to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material aspects, under the penalties for perjury.



                                                                       /s/ John
                                   Pasco, III
                                              John Pasco, III, President

                                                              EXHIBIT EX-99.A.8



                             THE WORLD FUNDS, INC.


                             ARTICLES SUPPLEMENTARY
                                       TO
                           ARTICLES OF INCORPORATION
                 (to eliminate a series and reallocate shares)



           The World Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), in accordance with Section 2-105 (a) (9) of the Maryland General Corporation Law (the "GCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Board of Directors of the Corporation, at a meeting on December 4, 1994, adopted resolutions approving an Agreement and Plan of Reorganization (the "Plan") providing for a reorganization (the "Reorganization") of the Newport Tiger Fund series of the Corporation (the "Tiger Fund") with and into a series of Liberty Financial Trust, a Massachusetts business trust (the "Trust"), and recommended the approval of such Reorganization to the shareholders of the Tiger Fund.

      SECOND: The shareholders of the Tiger Fund, at a special meeting of such shareholders called for March 24, 1995, adopted, pursuant to Section 2-104(b)
(5) of the GCL and the Corporation's Articles of Incorporation, resolutions approving the proposed Reorganization of the Tiger Fund as set forth in the Plan.

      THIRD: The Reorganization having been approved by a majority of the Board of Directors of the Corporation and a majority of the shareholders of the Tiger Fund entitled to vote on approval of the Plan, the Reorganization of the Tiger Fund as of the close of business on March 31, 1995 was effected on April 3, 1995; all assets of the Tiger Fund were then transferred to the Trust, and the shareholders of Tiger Fund became shareholders of the Trust.

      FOURTH: Article SIXTH of the Corporation's Articles of Incorporation authorizes the Board of Directors to classify and reclassify shares of the Corporation's stock pursuant to Section 2-208 of the GCL.

      FIFTH: Following completion of the Reorganization there are no shares of the Tiger Fund outstanding and there are no current shareholders of the Tiger Fund; pursuant to the Plan and the authority of the Board of Directors, the Board has directed the Corporation to execute and file these Articles Supplementary to reclassify One Hundred Million (100,000,000)shares of common stock of the Corporation ($.O1 par value per share) previously allocated to the Tiger Fund, and by these Articles Supplementary elects to treat such shares as unallocated shares at this time.

      IN WITNESS WHEREOF, The World Funds, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf this 4th day of April, 1995.

                                          THE WORLD FUNDS, INC.



                                          By: /s/ John Pasco, III
                                             --------------------
                                               John Pasco, III
                                               Chairman and Chief
                                               Executive Officer

ATTEST:



/s/ Mary t. Pasco
Mary T. Pasco
Assistant Secretary



           THE UNDERSIGNED, Chairman and Chief Executive Officer of THE WORLD FUNDS, INC., who executed on behalf of the said Corporation the foregoing Articles Supplementary, of which this instrument is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, said Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.




                                          /s/ John Pasco, III
                                          John Pasco III

                                                              EXHIBIT EX-99.A.9


                             THE WORLD FUNDS, INC.



                             Articles Supplementary



The World Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation") and an open--end investment company registered under the Investment Company Act of 1940, hereby certifies, in accordance with Section 2--105 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

  FIRST: The Board of Directors of the Corporation, at a meeting held on November 2, 1995, adopted resolutions classifying and allocating unallocated and unissued common stock of the Corporation as follows: Fifty Million (50,000,000) shares of common stock with a par value of One Cent ($.O1) per share to a new series of shares designated as Vontobel Eastern European Equity Fund series.

  SECOND: The shares of the Vontobel Eastern European Equity Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article SIXTH of the Articles of Incorporation of the Corporation.

  THIRD:   The aforesaid shares have been duly classified and allocated by the
Board of Directors pursuant to the authority and power contained in the charter of the Corporation.

  IN WITNESS WHEREOF, I have hereunto signed and acknowledged that these Articles Supplementary are the act of the Corporation and under the penalties of perjury, that, to the best of my knowledge, information and belief these matters and facts are true in all material respects.



                               /s/ John Pasco, III
                                 John Pasco, III
                               Chairman and Chief Executive Officer



WITNESS:



/s/ F. Byron Parker, Jr.
------------------------
F. Byron Parker, Jr.
Secretary

THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under penalties for perjury.



                               /s/ John Pasco, III
                          John Pasco, III
                          Chairman and Chief Executive Officer



Attest:



/s/ F. Byron Parker, Jr.
------------------------
F. Byron Parker, Jr.
Secretary

                                                             EXHIBIT EX-99.A.10



                             THE WORLD FUNDS, INC-
                     (hereby renamed Vontobel Funds, Inc.)



                              ARTICLES OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                    (to change the name of the corporation
                       and a series of the corporation)



           The World Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation") hereby certifies, in accordance with Section 2-605 of the Maryland General Corporation Law (the "GCL"), to the State Department of Assessments and Taxation of Maryland that:

           FIRST: The Board of Directors of the Corporation, at a meeting held on February 26, 1997, determined it to be in the best interest of the Corporation to change the name of the Corporation from The World Funds, Inc. to Vontobel Funds, Inc., and to change the name of the Vontobel EuroPacific Fund series to the Vontobel International Equity Fund series.

           SECOND: In furtherance thereof, the Board of Directors adopted resolutions to amend the Articles of Incorporation to change the name of the Corporation to Vontobel Funds, Inc., and to change the name of the Vontobel EuroPacific Fund series to the Vontobel International Equity Fund series.

           THIRD: These Articles of Amendment changing the name of the Corporation and changing the name of the Vontobel EuroPacific Fund series have been approved by a majority of the entire Board of Directors pursuant to authority contained in the Articles of Incorporation of the Corporation and
Section 2-605 of the GCL.

           FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended, and this amendment is limited to changes expressly permitted by Section 2-605 of the GCL to be made without action by the stockholders.

           FIFTH: These Articles of Amendment shall be effective upon the close of business of the day of filing with the Maryland Department of Assessments and Taxation.





           IN WITNESS WHEREOF, The World Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf this 26th day of February, 1997.

                                THE WORLD FUNDS, INC.



                                By  /s/ John Pasco, III
                                    John Pasco, III
                                    Chairman and Chief Executive Officer

ATTEST:


/s/ F. Byron Parker, Jr.
------------------------
Name:  F. Byron Parker, Jr.
Title:    Secretary



           THE UNDERSIGNED, Chairman and Chief Executive Officer of THE WORLD FUNDS, INC., who executed on behalf of the said Corporation the foregoing Articles of Amendment, of which this instrument is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, said Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                               /s/ John Pasco, III
                                   John Pasco, III

                                                           EXHIBIT # EX-99.A.11


                              VONTOBEL FUNDS, INC.

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION

      Vontobel Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

      SECOND: The Articles of Incorporation of the Corporation, as amended and supplemented, are further amended by changing the name of the Vontobel Emerging Markets Equity Fund series of the Corporation's Common Stock to the Vontobel U.S. Equity Fund series of the Corporation's Common Stock.

      THIRD: The amendment to the Articles of Incorporation of the Corporation as set forth above have been duly approved by a majority of the entire Board of Directors of the Corporation as required by law and are limited to changes expressly permitted by Section 2-605(a)(4) of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

      FOURTH: The amendment to the Articles of Incorporation of the Corporation as set forth above do not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the series of stock that is the subject of the amendment.

      IN WITNESS WHEREOF, VONTOBEL FUNDS, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested by its Assistant Secretary on this 23rd day of December 1999.

                                   VONTOBEL FUNDS, INC.


                                   By: /s/ John Pasco, III
                                           John Pasco, III
                                        President

ATTEST:

By:/s/ Darryl S. Peay
      Darryl S. Peay
      Assistant Secretary

           THE UNDERSIGNED, President of VONTOBEL FUNDS, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.





                               /s/ John Pasco, III
                                 John Pasco, III
                                    President

                                                             EXHIBIT EX-99.A.12



                             VONTOBEL FUNDS, INC.

                             Articles Supplementary


           Vontobel Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation" and an open-end investment company registered under the Investment Company Act of 1940, hereby certifies, in accordance with Section 2-205(c) of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

           FIRST: The Board of Directors of the Corporation, at a meeting held on May 25, 2000, adopted an Agreement and Plan of Reorganization (the "Plan") with respect to the Vontobel Greater European Bond Fund series, a duly organized and validly existing series of the Corporation, and authorized the Corporation's officers to take any actions in furtherance of the Plan. The Plan provides for the termination of the Vontobel Greater European Bond Fund series effective June 30, 2000 leaving the Vontobel Greater European Bond Fund series with no assets. The Fifty Million (50,000,000) shares of the Corporation's Common Stock (par value $.0 I per share) which were classified and allocated to the Vontobel Greater European Bond Fund series now revert to unclassified and unallocated shares of Common Stock of the Corporation.

           SECOND: (a) The Total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Five Hundred Million (500,000,000) shares, with a par value of One Cent ($.0 1) per share, having an aggregate par value of Five Million Dollars ($5,000,000):

           One series of shares was designated as the Vontobel International Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

           One series of shares was designated as the Vontobel U.S. Value Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0 1 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

           One series of shares was designated as the Vontobel Eastern European Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0l per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

           One series of shares was designated as the Vontobel U.S. Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

           One series of shares was designated as the Vontobel Greater European Bond Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0l per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

           (b) The Total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Five Hundred Million (500,000,000) shares, with a par value of One Cent ($.01) per share, having an aggregate par value of Five Hundred Million Dollars ($5,000,000);

           One series of shares is designated as the Vontobel International Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0 I per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars (500,000);

           One series of shares is designated as the Vontobel U.S. Value Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0 1 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars (500,000); and

           One series of shares is designated as the Vontobel Eastern European Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0I per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars (500,000);

           One series of shares is designated as the Vontobel U.S. Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

           THIRD: The aforesaid shares of the Vontobel Greater European Bond Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.

           IN WITNESS WHEREOF, I have hereunto signed and acknowledged that these Articles Supplementary are the act of the Corporation and under the penalties of perjury, that, to the best of my knowledge, information and belief these matters and facts are true in all material respects.



                                          /s/ John Pasco, III
                                          John Pasco, III
                                          Chairman and Chief Executive Officer



/s/ Darryl S. Peay
Darryl S. Peay
Assistant Secretary

      THE UNDERSIGNED, Chairman and Chief Executive Officer of Vontobel Funds, Inc. who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies that to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.




                               /s/ John Pasco, III
                                 John Pasco, III
                               Chairman and Chief Executive Officer



Attest:



/s/ Darryl S. Peay
Darryl S. Peay
Assistant Secretary

                                                            EXHIBIT # EX-99.D.1

                          INVESTMENT ADVISORY AGREEMENT


      Investment Advisory Agreement (the "Agreement") dated July 14, 1992 by
and
between  VONTOBEL  FUNDS,  INC.  (formerly,  The World Funds,  Inc.), a
Maryland
corporation  (herein  called the  "Fund"),  and  VONTOBEL  USA INC.,  a New
York
corporation  (the  "Advisor"),   a  registered   investment  adviser  under
the
Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the fund's Board of Directors, and the Advisor is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Advisor to act as the advisor to the VONTOBEL INTERNATIONAL EQUITY FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the Assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrative Services Agent") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

            The Advisor shall discharge the foregoing responsibilities subject to the control of the fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in the Fund's Prospectuses and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

 The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

            The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrative Services Agent such information relating to portfolio transactions as they may reasonably request.

            It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the fund or be in breach of any obligation owing to the fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Prospectuses and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Fund shall pay to the Advisor compensation at the rate specified in the Schedule attached hereto and made a part of this Agreement. Such compensation shall be paid to the Advisor within five (5) business days after the last business day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved.

            All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the

Portfolio shall pay the expenses and costs of the Portfolio for the following:

            (1)   Taxes;

            (2) Brokerage fees and commissions with regard to portfolio transactions;

            (3) Interest charges, fees and expenses of the custodian of the securities;

            (4) Fees and expenses of the Fund's transfer agent and the Administrative Services Agent;

            (5) Its proportionate share of auditing and legal expenses;

            (6) Its proportionate share of the cost of maintenance of corporate existence;

            (7) Its proportionate share of compensation of directors of the
                  Fund who are not interested persons of the Advisor as that term is defined by law;

            (8) Its proportionate share of the costs of corporate meetings;

            (9) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

          (10) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

          (11) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

          (12) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

          (13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

          (14) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or
                  taxes arise from the negligence of another party.

      If the expenses projected to be borne by the Portfolio (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of Advisory fees) in any fiscal year are expected to exceed any applicable state expense limitation provision to which the Fund is subject, the Advisory fee payable to the Portfolio to the Advisor shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Advisory fee otherwise payable in such year. Accruals of expenses and adjustment to advisory fees otherwise payable under this Agreement, and the amounts payable monthly in accordance with this Agreement, shall be adjusted as required from month to month.

            It is understood that the Fund will register its shares in states which impose expense limitations on mutual funds only with the prior written consent of the Advisor and, if consent is granted, the Advisor agrees to reimburse the Fund for any excess expenses incurred over such states' limitation up to a maximum of its Advisory fee.

      6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. State of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

            Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 9, the term "advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

      10. Permissible Interest. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "Vontobel" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Vontobel" or any derivation thereof unless the Advisor waives this requirement in writing.

      12. Duties and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term in defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

            (a)   To the Fund at:         1500 Forest Avenue
                                          Suite 223
                                          Richmond, VA 23229

            (b)   To the Advisor at:      450 Park Avenue
                                          New York, N.Y.  10022

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                VONTOBEL USA INC.


                              BY:  /s/ Heinrich Schlegel
                                Heinrich Schlegel
                                Chief Executive Officer

                                VONTOBEL USA INC.


                              BY:  /s/Thomas P. Wittwer
                                Thomas P. Wittwer
                                 Vice President


                              VONTOBEL FUNDS, INC.


                              BY:  /s/ John Pasco, III
                                 John Pasco, III
                                    President

                                  SCHEDULE A TO

                          INVESTMENT ADVISORY AGREEMENT

                                 BY AND BETWEEN

                   VONTOBEL FUNDS, INC AND VONTOBEL USA INC.

                                     AND THE

                       VONTOBEL INTERNATIONAL EQUITY FUND




            Pursuant to Paragraph 4 of the Investment Advisory Agreement, dated
July 14, 1992,  between Vontobel Funds,  Inc. (the "Fund") and Vontobel USA
Inc.
(the Advisor") for the Vontobel International Equity Fund series of the Fund, the Fund shall pay to the Advisor compensation at an annual rate as follows:


Portfolio                           Fee

Vontobel International Equity Fund 1.00% per annum on the first $100 million of the aggregate net assets of the Portfolio and 3/4 of 1% on the Portfolio's net assets over $100 million payable monthly.

                                                            EXHIBIT # EX-99.D.2




                          INVESTMENT ADVISORY AGREEMENT

      Investment Advisory Agreement (the "Agreement") dated July 14, 1992 by and between VONTOBEL FUNDS, INC.(formerly, The World Funds, Inc.), a Maryland corporation (herein called the "Fund"), and VONTOBEL USA INC., a New York corporation (the "Advisor"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the fund's Board of Directors, and the Advisor is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Advisor to act as the advisor to the VONTOBEL U.S. VALUE FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the Assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrative Services Agent") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

            The Advisor shall discharge the foregoing responsibilities subject to the control of the fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in the Fund's Prospectuses and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

           The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrative Services Agent such information relating to portfolio transactions as they may reasonably request.

            It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the fund or be in breach of any obligation owing to the fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Prospectuses and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Fund shall pay to the Advisor compensation at the rate specified in the Schedule attached hereto and made a part of this Agreement. Such compensation shall be paid to the Advisor within five (5) business days after the last business day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved.

            All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

            (1)   Taxes;

            (2) Brokerage fees and commissions with regard to portfolio transactions;

            (3) Interest charges, fees and expenses of the custodian of the securities;

            (4) Fees and expenses of the Fund's transfer agent and the Administrative Services Agent;

            (5) Its proportionate share of auditing and legal expenses;

            (6) Its proportionate share of the cost of maintenance of corporate existence;

            (7) Its proportionate share of compensation of directors of the
                  Fund who are not interested persons of the Advisor as that term is defined by law;

            (8) Its proportionate share of the costs of corporate meetings;

            (9) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

          (10) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

          (11) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

          (12) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

          (13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

          (14) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

           If the expenses projected to be borne by the Portfolio (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of Advisory fees) in any fiscal year are expected to exceed any applicable state expense limitation provision to which the Fund is subject, the Advisory fee payable to the Portfolio to the Advisor shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Advisory fee otherwise payable in such year. Accruals of expenses and adjustment to advisory fees otherwise payable under this Agreement, and the amounts payable monthly in accordance with this Agreement, shall be adjusted as required from month to month.

            It is understood that the Fund will register its shares in states which impose expense limitations on mutual funds only with the prior written consent of the Advisor and, if consent is granted, the Advisor agrees to reimburse the Fund for any excess expenses incurred over such states' limitation up to a maximum of its Advisory fee.

      6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

     7. State of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to other so long as its services to the Fund are not impaired thereby.

            Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 9, the term "advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

      10. Permissible Interest. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "Vontobel" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Vontobel" or any derivation thereof unless the Advisor waives this requirement in writing.

      12. Duties and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term in defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

            (a)   To the Fund at:         1500 Forest Avenue
                                          Suite 223
                                          Richmond, VA 23229

            (b)   To the Advisor at:      450 Park Avenue
                                          New York, N.Y.  10022

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                VONTOBEL USA INC.


                              BY:  /s/ Heinrich Schlegel
                                Heinrich Schlegel
                                Chief Executive Officer

                                VONTOBEL USA INC.


                              BY:  /s/ Thomas P. Wittwer
                                Thomas P. Wittwer
                                 Vice President


                              VONTOBEL FUNDS, INC.


                              BY  /s/ John Pasco, III
                                 John Pasco, III
                                    President

                                  SCHEDULE A TO

                          INVESTMENT ADVISORY AGREEMENT

                                 BY AND BETWEEN

                   VONTOBEL FUNDS, INC AND VONTOBEL USA INC.

                                     AND THE

                           VONTOBEL U. S. VALUE FUND




            Pursuant to Paragraph 4 of the Investment Advisory Agreement, dated July 14, 1992, between Vontobel Funds, Inc. (the "Fund") and Vontobel USA Inc. (the Advisor") for the Vontobel U. S. Value Fund series of the Fund, the Fund shall pay to the Advisor compensation at an annual rate as follows:

Portfolio                           Fee

Vontobel U.S. Value Fund       1.00% per annum on the first
                                    $100 million of the  aggregate net assets
of
                                    the   Portfolio   and   3/4  of  1%  on
the
                                    Portfolio's  net  assets  over $100
million
                                    payable monthly.

                                                             EXHIBIT #EX-99.D.3

                          INVESTMENT ADVISORY AGREEMENT




           Investment Advisory Agreement (the "Agreement') dated February 14, 1996 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and VONTOBEL USA, INC., a New York corporation (the "Advisor") , a registered investment adviser under the Investment Advisers Act of 1940, as amended.

           WHEREAS, the Fund is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") , consisting of several series of shares, each having its own investment policies; and

           WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Advisor is willing to so furnish such services;

           NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

           1. Appointment. The Fund hereby appoints the Advisor to act as the advisor to the VONTOBEL EASTERN EUROPEAN EQUITY FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

           2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrative Services Agent") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in the Fund's Prospectuses and Statement of Additional Information as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

  3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrative Services Agent such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28 (e) of the Securities Exchange Act of 1934 or as described from time to time by the Prospectuses and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

  4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Fund shall pay to the Advisor compensation at the rate specified in the Schedule attached hereto and made a part of this Agreement. Such compensation shall be paid to the Advisor within five (5) business days after the last business day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5.   Expenses. During the term of this Agreement, the Advisor will pay
           --------
all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

1)    Taxes;

2)    Brokerage fees and commissions with regard to portfolio transactions;

3)    Interest charges, fees and expenses of the custodian of the securities;

4) Fees and expenses of the Fund's transfer agent and the Administrative Services Agent;

5)    Its proportionate share of auditing and legal expenses;

6) Its proportionate share of the cost of maintenance of corporate existence;

7) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Advisor as that term is defined by law;

8)    Its proportionate share of the costs of corporate meetings;

9) Federal and State registration fees and expenses incident to the sale of shares of the portfolio;

(10) Costs of printing and mailing Prospectuses for the portfolio's shares, reports and notices to existing shareholders;

           (ii) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

(12) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing; and

 (13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

(14) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

If the expenses projected to be borne by the Portfolio (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of Advisory fees) in any fiscal year are expected to exceed any applicable state expense limitation provision to which the Fund is subject, the Advisory fee payable by the Portfolio to the Advisor shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Advisory fee otherwise payable in such year. Accruals of expenses and adjustments to advisory fees otherwise payable under this Agreement, and the amounts payable monthly in accordance with this Agreement, shall be adjusted as required from month to month.

It is understood that the Fund will register its shares in states which impose expense limitations on mutual funds only with the prior written consent of the Advisor and, if consent is granted, the Advisor agrees to reimburse the Fund for any excess expenses incurred over such states' limitation up to a maximum of its Advisory fee.

  6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

  7. Status of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

    8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

    9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself)

    10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

    11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "Vontobel" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Vontobel" or any derivation thereof unless the Advisor waives this requirement in writing.

    12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act)

    13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act)

    14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

           (a)  To the Fund at:      1500 Forest Avenue
                                     Suite 223
                                     Richmond, VA 23229

           (b)  To the Advisor at:        450 Park Avenue
                                    New York, N.Y. 10022

    15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

    16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extend that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          VONTOBEL USA, INC.


                                          BY:  /s/ Heinrich Schlegel
                                               Heinrich Schlegel
                                                 Chief Executive Officer

                                          VONTOBEL USA, INC.


                                          BY:  /s/ Thomas P. Wittwer
                                               ---------------------
                                               Thomas P. Wittwer
                                               Vice President

                                          THE WORLD FUNDS, INC.


                                          BY:  /s/ John Pasco, III
                                               -------------------
                                               John Pasco, III
                                               President

                                  SCHEDULE A TO

                          INVESTMENT ADVISORY AGREEMENT

                                 BY AND BETWEEN

                 THE WORLD FTINDS, INC. AND VONTOBEL USA, INC.

                                     FOR THE

                      VONTOBEL EASTERN EUROPEAN EQUITY FUND



           Pursuant to Paragraph 4 of the Investment Advisory Agreement, dated February 14, 1996, between The World Funds, Inc. (the "Fund") and Vontobel USA, Inc. (the "Advisor") for the Vontobel Eastern European Equity Fund series of the Fund, the Fund shall pay to the Advisor compensation at an annual rate as follows:

           Portfolio                      Fee

      Vontobel Eastern European Equity Fund 1.25% per annum on the first $500 million of the aggregate net assets of the Portfolio and 1% on the Portfolio's net assets over $500 million payable monthly.

                                                       EXHIBIT # EX-99.E.1

                             DISTRIBUTION AGREEMENT


      DISTRIBUTION AGREEMENT, made this 18th day of August, 1997, by and between Vontobel Funds, Inc., a Maryland corporation (the "Fund") and First Dominion Capital Corporation ("FDCC"), a Virginia corporation.

      WITNESSETH:

1.    DISTRIBUTION SERVICES

      The Fund hereby engages FDCC as national distributor to assist the Fund in promoting the sale and distribution to investors of shares of common stock of each series of the Fund ("Shares"). In connection therewith, FDCC shall (i) promote the sale of shares, (ii) act as principal underwriter of shares of various series of the Fund, (iii) otherwise assist the Fund in the distribution of shares directly to investors through dealers or otherwise. For this purpose the Fund agrees to offer shares for sale at all times when, and in such places as, such shares are to be made available for sale and may lawfully be offered for sale and sold. As and when necessary in connection therewith FDCC may act as principal or agent for the sale of such shares.

2.    SALE OF FUND SHARES

      Such shares are to be sold only on the following terms:

(a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify FDCC of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's shares next following receipt by the Fund of notice of such offer or sale.

(b) No share of the Fund shall be sold for any consideration other than cash or, except in instances otherwise provided for by the Fund's currently effective Prospectus, for any amount less than the public offering price per share, which shall be determined in accordance with the Fund's currently effective Prospectus. No shares may be sold for less than the net asset value thereof.

3.    REGISTRATION OF SHARES

      The Fund agrees to make prompt and reasonable efforts to effect and to keep in effect the registration or qualification of its shares for sale in such jurisdictions as the Fund may designate. FDCC may serve as dealer of record to assist the Fund in connection with any such registration or qualification. The Fund acknowledges that FDCC may incur expenses in connection with assisting in the registration or qualification of Fund shares which are sold at net asset value and the Fund will pay or reimburse expenses of FDCC which are incurred in connection with such registration or qualification.

4.    INFORMATION TO BE FURNISHED TO FDCC

      The Fund agrees that it will furnish FDCC with such information with respect to the affairs and accounts of the Fund as FDCC may from time to time reasonably require, and further agrees that FDCC, at all reasonable times, shall be permitted to inspect the books and records of the Fund.

5.    ALLOCATION OF EXPENSES

      During the period of this contract, the Fund shall pay or cause to be paid all expenses, costs, and fees incurred by the Fund which are not assumed by FDCC or any investment manager or investment advisor to the Fund. FDCC shall pay advertising and promotional expenses incurred by FDCC in connection with the distribution of the Fund's shares which are sold subject to the imposition of a sales charge including paying for prospectuses for delivery to prospective shareholders.

6.    COMPENSATION TO FDCC

      It is understood and agreed by the parties hereto that FDCC will receive compensation for services it performs hereunder in accordance with Schedule A hereto.

7.    LIMITATION OF FDCC'S AUTHORITY

      FDCC shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Fund. In the performance of its duties hereunder, FDCC may solicit and enter into selling dealer agreements with other broker-dealers in a form approved by the Fund. Such selling dealer agreements shall provide for the sale of shares of the Fund (or any series of the Fund) on terms consistent with the registration statement of the Fund as then if effect. Unless otherwise provided in a selling dealer agreement, any selling dealer agreement of FDCC in effect as of the date of this agreement shall be deemed to continue hereunder upon delivery to the selling dealer of any amendment required by the terms of the Fund's action eliminating the sales load on sales of affected Fund shares.

8.    SUBSCRIPTION FOR SHARES - REFUND FOR CANCELED ORDERS

      If FDCC elects to act as a principal, and not as agent, for a sale of Fund shares, FDCC shall subscribe for the shares of the Fund only for the purpose of covering purchase orders already received by it or for the purpose of investment for its own account. Whether acting as principal or agent, in the event that an order for the purchase of shares of the Fund is placed with FDCC by a customer or dealer and subsequently canceled, FDCC shall forthwith cancel the subscription for such shares entered on the books of the Fund, and, if FDCC has paid the Fund for such shares, shall be entitled to receive from the Fund in refund of such payments the lesser of:

(a)   the consideration received by the Fund for said shares; or

(b) the net asset value of such shares at the time of cancellation by FDCC.

9.    INDEMNIFICATION OF THE FUND

      FDCC agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Fund by FDCC. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, FDCC shall defend such action on behalf of the Fund at its own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority on agreed upon by way of compromise and settlement; provided, however, FDCC shall not be required to pay or reimburse the Fund for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Fund to FDCC or to FDCC by a director, officer, or employee of the Fund who is not an interested person of FDCC, unless the information so supplied or omitted was available to FDCC or the Fund's investment adviser without recourse to the Fund or any such person referred to above.

10.   FREEDOM TO DEAL WITH THIRD PARTIES

      FDCC shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

11.   EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

      The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund (or of any series of the Fund) shall mean the vote of 67% or more of the securities of the Fund (or of any affected series of the Fund) if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of the securities of the Fund (or an affected series of the Fund) whichever is the lesser.

      Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the directors who are not interested person of FDCC as defined by the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund or an affected series of the Fund.

      This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by FDCC, upon 60 days' written notice to the other party.

      This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the Investment Company Act of 1940, as amended).

12.   AMENDMENTS TO AGREEMENT

      No material amendment to this Agreement shall be effective until approved by FDCC and by the affirmative vote of a majority of the Board of Directors of the Fund (including a majority of the directors who are not interested persons of FDCC or any affiliate of FDCC).

13.   NOTICES

      Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

      IN WITNESS WHEREOF, the Fund and FDCC have caused this Agreement to be executed by their duly authorized officers affixed hereto all as of the day and year first above written.

                                          VONTOBEL FUNDS, INC.


                                          By  /s/ John Pasco, III
                                             John Pasco, III
                                             Chairman

Attested by

/s/ Mary T. Pasco
  Mary T. Pasco
                               FIRST DOMINION CAPITAL CORP.


                                          By/s/ John Pasco, III
                                             John Pasco, III
                                             President

Attested by


/s/ Mary T. Pasco
  Mary T. Pasco

                                   SCHEDULE A



      FDCC shall receive, as compensation for its services pursuant to this Distribution Agreement:

(a) With respect to any shares of the Fund sold subject to a sales charge, FDCC shall be entitled to retain the underwriter's portion of the sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

(b) With respect to sales of shares of the Fund sold subject to a sales charge for which FDCC is the selling dealer, FDCC shall retain the dealer's sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

(c) With respect to any shares of the Fund sold at net asset value (without a sales charge), FDCC shall receive from the Fund reimbursement at the rate of $30 per hour for the cost of personnel involved with assistance in the promotion of sale of such shares and for out-of-pocket costs incurred by FDCC.

                                                            EXHIBIT # EX-99.G.1



                               CUSTODIAN AGREEMENT

      THIS AGREEMENT, dated as of this 1st day of November, 1998, between VONTOBEL FUNDS, INC., an open-end management investment company incorporated in Maryland and registered with the Commission under the 1940 Act (the Fund), on behalf of each of the series listed on the attached Appendix C as the same may from time to time be updated (each a Series), and BROWN BROTHERS HARRIMAN & CO., a limited partnership formed under the laws of the State of New York (BBH&Co. or the Custodian),

                          W I T N E S S E T H:

      WHEREAS, the Fund wishes to employ BBH&Co. to act as custodian for the Fund and to provide related services, all as provided herein, and BBH&Co. is willing to accept such employment, subject to the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Fund and BBH&Co. hereby agree, as follows:

1. Appointment of Custodian. The Fund hereby appoints BBH&Co. as the Fund's custodian, and BBH&Co. hereby accepts such appointment. All Investments of the Fund delivered to the Custodian or its agents or Subcustodians shall be dealt with as provided in this Agreement. The duties of the Custodian with respect to the Fund's Investments shall be only as set forth expressly in this Agreement which duties are generally comprised of safekeeping and various administrative duties that will be performed in accordance with Instructions and as reasonably required to effect Instructions.

2. Representations, Warranties and Covenants of the Fund. The Fund hereby represents, warrants and covenants each of the following: 2.1 This Agreement has been, and at the time of delivery of each Instruction such Instruction will have been, duly authorized, executed and delivered by the Fund. This Agreement does not violate any Applicable Law or conflict with or constitute a default under the Fund's prospectus or other organic document, agreement, judgment, order or decree to which the Fund is a party or by which it or its Investments is bound.

2.2 By providing an Instruction with respect to the first acquisition of an Investment in a jurisdiction other than the United States of America, the Fund shall be deemed to have confirmed to the Custodian that the Fund has (a) assessed and accepted all material Country or Sovereign Risks and accepted responsibility for their occurrence, (b) made all determinations required to be made by the Fund under the 1940 Act, and (iii) appropriately and adequately disclosed to its shareholders, other investors and all persons who have rights in or to such Investments, all material investment risks, including those relating to the custody and settlement infrastructure or the servicing of securities in such jurisdictions.

2.3 The Fund shall safeguard and shall solely be responsible for the safekeeping of any testkeys, identification codes, passwords, other security devices or statements of account with which the Custodian provides it. In furtherance and not limitation of the foregoing, in the event the Fund utilizes any on-line service offered by the Custodian, the Fund and the Custodian shall be fully responsible for the security of its respective connecting terminal, access thereto and the proper and authorized use thereof and the initiation and application of continuing effective safeguards in respect thereof.

3. Representation and Warranty of BBH&Co. BBH&Co. hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by BBH&Co. and does not and will not violate any Applicable
Law or conflict with or constitute a default under BBH&Co.'s limited partnership agreement or any agreement, instrument, judgment, order or decree to which BBH&Co. is a party or by which it is bound.

4. Instructions. Unless otherwise explicitly indicated herein, the Custodian shall perform its duties pursuant to Instructions. As used herein, the term Instruction shall mean a directive initiated by the Fund, acting directly or through its board of directors, officers or other Authorized Persons, which directive shall conform to the requirements of this Section 4.

4.1 Authorized Persons. For purposes hereof, an Authorized Person shall be a person or entity authorized to give Instructions for or on behalf of the Fund by written notices to the Custodian or otherwise in accordance with procedures delivered to and acknowledged by the Custodian, including without limitation the Fund's Investment Adviser or Foreign Custody Manager. The Custodian may treat any Authorized Person as having full authority of the Fund to issue Instructions hereunder unless the notice of authorization contains explicit limitations as to said authority. The Custodian shall be entitled to rely upon the authority of Authorized Persons until it receives appropriate written notice from the Fund to the contrary. 4.2 Form of Instruction. Each Instruction shall be transmitted by such secured or authenticated electro-mechanical means as the Custodian shall make available to the Fund from time to time unless the Fund shall elect to transmit such Instruction in accordance with Subsections 4.2.1 through 4.2.3 of this Section.

4.2.1 Fund Designated Secured-Transmission Method. Instructions may be transmitted from time to time through a secured or tested electro-mechanical means which has been previously approved by the parties, it being understood that such acknowledgment shall authorize the Custodian to receive and process Instructions received by such means of delivery but shall not represent a judgment by the Custodian as to the reasonableness or security of the method determined by the Authorized Person.

4.2.2 Written Instructions. Instructions may be transmitted in a writing that bears the manual signature of Authorized Persons.

4.2.3 Other Forms of Instruction. Instructions may also be transmitted by another means determined by the Fund or Authorized Persons and acknowledged and accepted by the Custodian (subject to the same limits as to acknowledgements as is contained in Subsection 4.2.1, above) including Instructions given orally or by SWIFT, telex or telefax (whether tested or untested).

When an Instruction is given by means established under Subsections 4.2.1 through 4.2.3, it shall be the responsibility of the Custodian to use reasonable care to adhere to any security or other procedures established in writing between the Custodian and the Authorized Person with respect to such means of Instruction, but such Authorized Person shall be solely responsible for determining that the particular means chosen is reasonable under the circumstances. Oral Instructions shall be binding upon the Custodian only if and when the Custodian takes action with respect thereto. With respect to telefax instructions, the parties agree and acknowledge that receipt of legible instructions cannot be assured, that the Custodian cannot verify that authorized signatures on telefax instructions are original or properly affixed, and that the Custodian shall not be liable for losses or expenses incurred through actions taken in reliance on inaccurately stated, illegible or unauthorized telefax instructions. The provisions of Section 4A of the Uniform Commercial Code shall apply to funds transfers performed in accordance with Instructions. In the event that a Funds Transfer Services Agreement is executed between the Fund or an Authorized Person and the Custodian, such an agreement shall comprise a designation of form of a means of delivering Instructions for purposes of this
Section 4.2.

4.3 Completeness and Contents of Instructions. The Authorized Person shall be responsible for assuring the adequacy and accuracy of Instructions. Particularly, upon any acquisition or disposition or other dealing in the Fund's Investments and upon any delivery and transfer of any Investment or moneys, the person initiating such Instruction shall give the Custodian an Instruction with appropriate detail, including, without limitation:

4.3.1 The transaction date and the date and location of settlement;

4.3.2 The specification of the type of transaction;

4.3.4 A description of the Investments or moneys in question, including, as appropriate, quantity, price per unit, amount of money to be received or delivered and currency information. Where an Instruction is communicated by electronic means, or otherwise where an Instruction contains an identifying number such as a CUSIP, SEDOL or ISIN number, the Custodian shall be entitled to rely on such number as controlling notwithstanding any inconsistency contained in such Instruction, particularly with respect to Investment description;

4.3.5 The name of the broker or similar entity concerned with execution of the transaction.

If the Custodian shall determine that an Instruction is either unclear or incomplete, the Custodian may give prompt notice of such determination to the Fund, and the Fund shall thereupon amend or otherwise reform such Instruction. In such event, the Custodian shall have no obligation to take any action in response to the Instruction initially delivered until the redelivery of an amended or reformed Instruction.

4.4 Timeliness of Instructions. In giving an Instruction, the Fund shall take into consideration delays which may occur due to the involvement of a Subcustodian or agent, differences in time zones, and other factors particular to a given market, exchange or issuer. When the Custodian has established specific timing requirements or deadlines with respect to particular classes of Instruction, or when an Instruction is received by the Custodian at such a time that it could not reasonably be expected to have acted on such instruction due to time zone differences or other factors beyond its reasonable control, the execution of any Instruction received by the Custodian after such deadline or at such time (including any modification or revocation of a previous Instruction) shall be at the risk of the Fund.

5. Safekeeping of Fund Assets. The Custodian shall hold Investments delivered to it or Subcustodians for the Fund in accordance with the provisions of this Section. The Custodian shall not be responsible for (a) the safekeeping of Investments not delivered or that are not caused to be issued to it or its Subcustodians; or, (b) pre-existing faults or defects in Investments that are delivered to the Custodian, or its Subcustodians. The Custodian is hereby authorized to hold with itself or a Subcustodian, and to record in one or more accounts, all investments delivered to and accepted by the Custodian, any Subcustodian or their respective agents pursuant to an Instruction or in consequence of any corporate action. The Custodian shall hold investments for the account of the Fund and shall segregate investments from assets belonging to the Custodian and shall cause its Subcustodians to segregate Investments from assets belonging to the Subcustodian in an account held for the Fund or in an account maintained by the Subcustodian generally for non-proprietary assets of the Custodian.

5.1 Use of Securities Depositories. The Custodian may deposit and maintain Investments in any Securities Depository approved on Appendix A, either directly or through one or more Subcustodians appointed by the Custodian. Investments held in a Securities Depository shall be held (a) subject to the agreement, rules, statement of terms and conditions or other document or conditions effective between the Securities Depository and the Custodian or the Subcustodian, as the case may be, and (b) in an account for the Fund or in bulk segregation in an account maintained for the non-proprietary assets of the entity holding such Investments in the Depository. If market practice or the rules and regulations of the Securities Depository prevent the Custodian, the Subcustodian or (any agent of either) from holding its client assets in such a separate account, the Custodian, the Subcustodian or other agent shall as appropriate segregate such Investments for benefit of the Fund or for benefit of clients of the Custodian generally on its own books.

5.2 Certificated Assets. Investments which are certificated may be held in registered or bearer form: (a) in the Custodian's vault; (b) in the vault of a Subcustodian or agent of the Custodian or a Subcustodian; or (c) in an account maintained by the Custodian, Subcustodian or agent at a Securities Depository; all in accordance with customary market practice in the jurisdiction in which any Investments are held.

5.3 Registered Assets. Investments which are registered may be registered in the name of the Custodian, a Subcustodian, or in the name of the Fund or a nominee for any of the foregoing, and may be held in any manner set forth in paragraph
5.2 above with or without any identification of fiduciary capacity in such registration. 5.4 Book Entry Assets. Investments which are represented by book-entry may be so held in an account maintained by the Book-Entry Agent on behalf of the Custodian, a Subcustodian or another agent of the Custodian, or a Securities Depository. 5.5 Replacement of Lost Investments. In the event of a loss of Investments for which the Custodian is responsible under the terms of this Agreement, the Custodian shall replace such Investment, or in the event that such replacement cannot be effected, the Custodian shall pay to the Fund the fair market value of such Investment based on the last available price as of the close of business in the relevant market on the date that a claim was first made to the Custodian with respect to such loss, or, if less, such other amount as shall be agreed by the parties as the date for settlement.

6. Administrative Duties of the Custodian. The Custodian shall perform the following administrative duties with respect to Investments of the Fund.

6.1 Purchase of Investments. Pursuant to Instruction, Investments purchased for the account of the Fund shall be paid for (a) against delivery thereof to the Custodian or a Subcustodian, as the case may be, either directly or through a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing Corporation), or (b) otherwise in accordance with an Instruction, Applicable Law, generally accepted trade practices, or the terms of the instrument representing such Investment.

6.2 Sale of Investments. Pursuant to Instruction, Investments sold for the account of the Fund shall be delivered (a) against payment therefor in cash, by check or by bank wire transfer, (b) by credit to the account of the Custodian or the applicable Subcustodian, as the case may be, with a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing Corporation), or (c) otherwise in accordance with an Instruction, Applicable Law, generally accepted trade practices, or the terms of the instrument representing such Investment.

6.3 Delivery in Connection with Borrowings of the Fund or other Collateral and Margin Requirements. Pursuant to Instruction, the Custodian may deliver Investments or cash of the Fund in connection with borrowings and other collateral and margin requirements, provided that the Fund shall give no instructions that would result in the Fund, or an affiliate of the Fund known to the custodian, obtaining custody of Fund assets. The Fund shall be responsible for (i) notifying its investment advisor or any party authorized to give instructions on behalf of the Fund that deliveries to an affiliate of the Fund are prohibited, and (ii) notifying any such party as to entities which may be considered affiliates of the Fund.

6.4 Futures and Options. If, pursuant to an Instruction, the Custodian shall become a party to an agreement with the Fund and a futures commission merchant regarding margin (Tri-Party Agreement), the Custodian shall (a) receive and retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the purchase or sale by the Fund of exchange-traded futures contracts and commodity options, (b) when required by such Tri-Party Agreement, deposit and maintain in an account opened pursuant to such Agreement (Margin Account), segregated either physically or by book-entry in a Securities Depository for the benefit of any futures commission merchant, such Investments as the Fund shall have designated as initial, maintenance or variation "margin" deposits or other collateral intended to secure the Fund's performance of its obligations under the terms of any exchange-traded futures contracts and commodity options; and (c) thereafter pay, release or transfer Investments into or out of the margin account in accordance with the provisions of the such Agreement. Alternatively, the Custodian may deliver Investments, in accordance with an Instruction, to a futures commission merchant for purposes of margin requirements in accordance with Rule 17f-6 under the 1940 Act. The Custodian shall in no event be responsible for the acts and omissions of any futures commission merchant to whom Investments are delivered pursuant to this Section; for the sufficiency of Investments held in any Margin Account; or, for the performance of any terms of any exchange-traded futures contracts and commodity options.

6.5 Contractual Obligations and Similar Investments. From time to time, the Fund's Investments may include Investments that are not ownership interests as may be represented by certificate (whether registered or bearer), by entry in a Securities Depository or by book entry agent, registrar or similar agent for recording ownership interests in the relevant Investment. If the Fund shall at any time acquire such Investments, including without limitation deposit obligations, loan participations, repurchase agreements and derivative arrangements, the Custodian shall (a) receive and retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the arrangement; and (b) perform on the Fund's account in accordance with the terms of the applicable arrangement, but only to the extent directed to do so by Instruction. The Custodian shall have no responsibility for agreements running to the Fund as to which it is not a party other than to retain, to the extent the same are provided to the Custodian, documents or copies of documents evidencing the arrangement and, in accordance with Instruction, to include such arrangements in reports made to the Fund.

6.6 Exchange of Securities. Unless otherwise directed by Instruction, the Custodian shall: (a) exchange securities held for the account of the Fund for other securities in connection with any reorganization, recapitalization, conversion, split-up, change of par value of shares or similar event, and (b) deposit any such securities in accordance with the terms of any reorganization or protective plan.

6.7 Surrender of Securities. Unless otherwise directed by Instruction, the Custodian may surrender securities: (a) in temporary form for definitive securities; (b) for transfer into the name of an entity allowable under Section 5.3; and (c) for a different number of certificates or instruments representing the same number of shares or the same principal amount of indebtedness.

6.8 Rights, Warrants, Etc. Pursuant to Instruction, the Custodian shall (a) deliver warrants, puts, calls, rights or similar securities to the issuer or trustee thereof, or to any agent of such issuer or trustee, for purposes of exercising such rights or selling such securities, and (b) deposit securities in response to any invitation for the tender thereof.

6.9 Mandatory Corporate Actions. Unless otherwise directed by Instruction, the Custodian shall: (a) comply with the terms of all mandatory or compulsory exchanges, calls, tenders, redemptions or similar rights of securities ownership affecting securities held on the Fund's account and promptly notify the Fund of such action, and (b) collect all stock dividends, rights and other items of like nature with respect to such securities.

6.10 Income Collection. Unless otherwise directed by Instruction, the Custodian shall collect any amount due and payable to the Fund with respect to Investments and promptly credit the amount collected to a Principal or Agency Account; provided, however, that the Custodian shall not be responsible for: (a) the collection of amounts due and payable with respect to Investments that are in default, or (b) the collection of cash or share entitlements with respect to Investments that are not registered in the name of the Custodian or its Subcustodians. The Custodian is hereby authorized to endorse and deliver any instrument required to be so endorsed and delivered to effect collection of any amount due and payable to the Fund with respect to Investments.

6.11 Ownership Certificates and Disclosure of the Fund's Interest. The Custodian is hereby authorized to execute on behalf of the Fund ownership certificates, affidavits or other disclosure required under Applicable Law or established market practice in connection with the receipt of income, capital gains or other payments by the Fund with respect to Investments, or in connection with the sale, purchase or ownership of Investments.

6.12 Proxy Materials. The Custodian shall deliver, or cause to be delivered, to the Fund proxy forms, notices of meeting, and any other notices or announcements materially affecting or relating to Investments received by the Custodian or any nominee.

6.13. Taxes. The Custodian shall, where applicable, assist the Fund in the reclamation of taxes withheld on dividends and interest payments received by the Fund. In the performance of its duties with respect to tax withholding and reclamation, the Custodian shall be entitled to rely on the advice of counsel and upon information and advice regarding the Fund's tax status that is received from or on behalf of the Fund without duty of separate inquiry.

6.14 Other Dealings. The Custodian shall otherwise act as directed by Instruction, including without limitation effecting the free payments of moneys or the free delivery of securities, provided that such Instruction shall indicate the purpose of such payment or delivery and that the Custodian shall record the party to whom such payment or delivery is made.

The Custodian shall attend to all non-discretionary details in connection with the sale or purchase or other administration of Investments, except as otherwise directed by an Instruction, and may make payments to itself or others for minor expenses of administering Investments under this Agreement; provided that the Fund shall have the right to request an accounting with respect to such expenses.

In fulfilling the duties set forth in Sections 6.6 through 6.10 above, the Custodian shall provide to the Fund all material information pertaining to a corporate action which the Custodian actually receives; provided that the Custodian shall not be responsible for the completeness or accuracy of such information. Any advance credit of cash or shares expected to be received as a result of any corporate action shall be subject to actual collection and may, when the Custodian deems collection unlikely, be reversed by the Custodian.

The Custodian may at any time or times in its discretion appoint (and may at any time remove) agents (other than Subcustodians) to carry out some or all of the administrative provisions of this Agreement (Agents), provided, however, that the appointment of such agent shall not relieve the Custodian of its administrative obligations under this Agreement.

7. Cash Accounts, Deposits and Money Movements. Subject to the terms and conditions set forth in this Section 7, the Fund hereby authorizes the Custodian to open and maintain, with itself or with Subcustodians, cash accounts in United States Dollars, in such other currencies as are the currencies of the countries in which the Fund maintains Investments or in such other currencies as the Fund shall from time to time request by Instruction.

7.1 Types of Cash Accounts. Cash accounts opened on the books of the Custodian (Principal Accounts) shall be opened in the name of the Fund. Such accounts collectively shall be a deposit obligation of the Custodian and shall be subject to the terms of this Section 7 and the general liability provisions contained in
Section 9. Cash accounts opened on the books of a Subcustodian may be opened in the name of the Fund or the Custodian or in the name of the Custodian for its customers generally (Agency Accounts). Such deposits shall be obligations of the Subcustodian and shall be treated as an Investment of the Fund. Accordingly, the Custodian shall be responsible for exercising reasonable care in the administration of such accounts but shall not be liable for their repayment in the event such Subcustodian, by reason of its bankruptcy, insolvency or otherwise, fails to make repayment.

7.2 Payments and Credits with Respect to the Cash Accounts. The Custodian shall make payments from or deposits to any of said accounts in the course of carrying out its administrative duties, including but not limited to income collection with respect to the Fund's Investments, and otherwise in accordance with Instructions. The Custodian and its Subcustodians shall be required to credit amounts to the cash accounts only when moneys are actually received in cleared funds in accordance with banking practice in the country and currency of deposit. Any credit made to any Principal or Agency Account before actual receipt of cleared funds shall be provisional and may be reversed by the Custodian in the event such payment is not actually collected. Unless otherwise specifically agreed in writing by the Custodian or any Subcustodian, all deposits shall be payable only at the branch of the Custodian or Subcustodian where the deposit is made or carried.

7.3 Currency and Related Risks. The Fund bears risks of holding or transacting in any currency. The Custodian shall not be liable for any loss or damage arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, which may delay or affect the transferability, convertibility or availability of any currency in the country
(a) in which such Principal or Agency Accounts are maintained or (b) in which such currency is issued, and in no event shall the Custodian be obligated to make payment of a deposit denominated in a currency during the period during which its transferability, convertibility or availability has been affected by any such law, regulation or event. Without limiting the generality of the foregoing, neither the Custodian nor any Subcustodian shall be required to repay any deposit made at a foreign branch of either the Custodian or Subcustodian if such branch cannot repay the deposit due to a cause for which the Custodian would not be responsible in accordance with the terms of Section 9 of this Agreement unless the Custodian or such Subcustodian expressly agrees in writing to repay the deposit under such circumstances. All currency transactions in any account opened pursuant to this Agreement are subject to exchange control regulations of the United States and of the country where such currency is the lawful currency or where the account is maintained. Any taxes, costs, charges or fees imposed on the convertibility of a currency held by the Fund shall be for the account of the Fund.

7.4 Foreign Exchange Transactions. The Custodian shall, subject to the terms of this Section, settle foreign exchange transactions (including contracts, futures, options and options on futures) on behalf and for the account of the Fund with such currency brokers or banking institutions, including Subcustodians, as the Fund may direct pursuant to Instructions. The Custodian may act as principal in any foreign exchange transaction with the Fund in accordance with Section 7.4.2 of this Agreement. The obligations of the Custodian in respect of all foreign exchange transactions (whether or not the Custodian shall act as principal in such transaction) shall be contingent on the free, unencumbered transferability of the currency transacted on the actual settlement date of the transaction.

7.4.1 Third Party Foreign Exchange Transactions. The Custodian shall process foreign exchange transactions (including without limitation contracts, futures, options, and options on futures), where any third party acts as principal counterparty to the Fund on the same basis it performs duties as agent for the Fund with respect to any other of the Fund's Investments. Accordingly the Custodian shall only be responsible for delivering or receiving currency on behalf of the Fund in respect of such contracts pursuant to Instructions. The Custodian shall not be responsible for the failure of any counterparty (including any Subcustodian) in such agency transaction to perform its obligations thereunder. The Custodian (a) shall transmit cash and Instructions to and from the currency broker or banking institution with which a foreign exchange contract or option has been executed pursuant hereto, (b) may make free outgoing payments of cash in the form of United States Dollars or foreign currency without receiving confirmation of a foreign exchange contract or option or confirmation that the countervalue currency completing the foreign exchange contract has been delivered or received or that the option has been delivered or received, and (c) shall hold all confirmations, certificates and other documents and agreements received by the Custodian and evidencing or relating to such foreign exchange transactions in safekeeping. The Fund accepts full responsibility for its use of third-party foreign exchange dealers and for execution of said foreign exchange contracts and options and understands that the Fund shall be responsible for any and all costs and interest charges which may be incurred by the Fund or the Custodian as a result of the failure or delay of third parties to deliver foreign exchange.

7.4.2 Foreign Exchange with the Custodian as Principal. The Custodian may undertake foreign exchange transactions with the Fund as principal as the Custodian and the Fund may agree from time to time. In such event, the foreign exchange transaction will be performed in accordance with the particular agreement of the parties, or in the event a principal foreign exchange transaction is initiated by Instruction in the absence of specific agreement, such transaction will be performed in accordance with the usual commercial terms of the Custodian.

7.5 Delays. If no event of Force Majeure shall have occurred and be continuing and in the event that a delay shall have been caused by the negligence or willful misconduct of the Custodian in carrying out an Instruction to credit or transfer cash, the Custodian shall be liable to the Fund: (a) with respect to Principal Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Custodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected; and, (b) with respect to Agency Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Subcustodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected. The Custodian shall not be liable for delays in carrying out such Instructions to transfer cash which are not due to the Custodian's own negligence or willful misconduct.

7.6 Advances. If, for any reason in the conduct of its safekeeping duties pursuant to Section 5 hereof or its administration of the Fund's assets pursuant to Section 6 hereof, the Custodian or any Subcustodian advances monies to facilitate settlement or otherwise for benefit of the Fund (whether or not any Principal or Agency Account shall be overdrawn either during, or at the end of, any Business Day), the Fund hereby does:

7.6.1 acknowledge that the Fund shall have no right or title to any Investments purchased with such Advance save a right to receive such Investments upon: (a) the debit of the Principal or Agency Account; or, (b) if such debit would produce an overdraft in such account, other reimbursement of the associated Advance;

7.6.2 grant to the Custodian a security interest in all Investments; and,

7.6.3 agree that the Custodian may secure the resulting Advance by perfecting a security interest in all Investments under Applicable Law. With respect to obligations and liabilities which occur to each series under the Fund, such obligations and liabilities shall apply only to the respective series and not to any other series under the Fund .

Neither the Custodian nor any Subcustodian shall be obligated to advance monies to the Fund, and in the event that such Advance occurs, any transaction giving rise to an Advance shall be for the account and risk of the Fund and shall not be deemed to be a transaction undertaken by the Custodian for its own account and risk. If such Advance shall have been made by a Subcustodian or any other person, the Custodian may assign the security interest and any other rights granted to the Custodian hereunder to such Subcustodian or other person. If the Fund shall fail to repay when due the principal balance of an Advance and accrued and unpaid interest thereon, the Custodian or its assignee, as the case may be, shall be entitled to utilize the available cash balance in any Agency or Principal Account and to dispose of any Investments to the extent necessary to recover payment of all principal of, and interest on, such Advance in full. The Custodian may assign any rights it has hereunder to a Subcustodian or third party. Any security interest in Investments taken hereunder shall be treated as financial assets credited to securities accounts under Articles 8 and 9 of the Uniform Commercial Code as currently in effect in New York. Accordingly, the Custodian shall have the rights and benefits of a secured creditor that is a securities intermediary under such Articles 8 and 9.

7.7 Integrated Account. For purposes hereof, deposits maintained in all Principal Accounts (whether or not denominated in United States Dollars) shall collectively constitute a single and indivisible current account with respect to the Fund's obligations to the Custodian, or its assignee, and balances in such Principal Accounts shall be available for satisfaction of the Fund's obligations under this Section 7. The Custodian shall further have a right of offset against the balances in any Agency Account maintained hereunder to the extent that the aggregate of all Principal Accounts is overdrawn. With respect to obligations and liabilities which occur to each series under the Fund, such obligations and liabilities shall apply only to the respective series and not to any other series under the Fund .

8. Subcustodians and Securities Depositories. Subject to the provisions hereinafter set forth in this Section 8, the Fund hereby authorizes the Custodian to utilize Securities Depositories to act on behalf of the Fund and to appoint from time to time and to utilize Subcustodians. With respect to securities and funds held by a Subcustodian, either directly or indirectly (including by a Securities Depository or Clearing Corporation), notwithstanding any provisions of this Agreement to the contrary, payment for securities purchased and delivery of securities sold may be made prior to receipt of securities or payment, respectively, and securities or payment may be received in a form, in accordance with (a) governmental regulations, (b) rules of Securities Depositories and clearing agencies, (c) generally accepted trade practice in the applicable local market, (d) the terms and characteristics of the particular Investment, or (e) the terms of Instructions.

8.1 Domestic Subcustodians and Securities Depositories. The Custodian may deposit and/or maintain, either directly or through one or more agents appointed by the Custodian, Investments of the Fund in any Securities Depository in the United States, including The Depository Trust Company, provided such Depository meets applicable requirements of the Federal Reserve Bank or of the Securities and Exchange Commission. The Custodian may, at any time and from time to time, appoint any bank as defined in Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the Fund as a Subcustodian for purposes of holding Investments of the Fund in the United States.

8.2 Foreign Subcustodians and Securities Depositories. The Custodian may deposit and/or maintain non-U.S. Investments of the Fund in any non-U.S. Securities Depository provided such Securities Depository meets the requirements of an "eligible foreign custodian" under Rule 17f-5 promulgated under the 1940 Act, or any successor rule or regulation ("Rule 17f-5") or which by order of the Securities and Exchange Commission is exempted therefrom. Additionally, the Custodian may, at any time and from time to time, appoint (a) any bank, trust company or other entity meeting the requirements of an Eligible Foreign Custodian under Rule 17f-5 or which by order of the Securities and Exchange Commission is exempted therefrom, or (b) any bank as defined in Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the Fund as a Subcustodian for purposes of holding Investments of the Fund outside the United States. Such appointment of foreign Subcustodians shall be subject to approval of the Fund in accordance with Subsections 8.2.1 and 8.2.2.


8.2.1 Board Approval of Foreign Subcustodians. Unless and except to the extent that review of certain matters concerning the appointment of Subcustodians shall have been delegated to the Custodian pursuant to Subsection 8.2.2, the Custodian shall, prior to the appointment of any Subcustodian for purposes of holding Investments of the Fund outside the United States, obtain written confirmation of the approval of the Board of Trustees or Directors of the Fund with respect to (a) the identity of a Subcustodian, (b) the country or countries in which, and the Securities Depositories, if any, through which, any proposed Subcustodian is authorized to hold Investments of the Fund, and (c) the Subcustodian agreement which shall govern such appointment. Each such duly approved country, Subcustodian and Securities Depository shall be listed on Appendix A attached hereto as the same may from time to time be amended.

8.2.2 Delegation of Board Review of Subcustodians. From time to time, the Custodian may offer to perform, and the Fund may accept to perform, that the Custodian perform certain reviews of Subcustodians and of Subcustodian Contracts as delegate of the Fund's Board. Any such duties shall be established by separate agreement.

8.3 Responsibility for Subcustodians. Except as set forth in the following sentence, the Custodian shall be liable to the Fund for any loss or damage to the Fund caused by or resulting from the acts or omissions of any Subcustodian to the extent that such acts or omissions would be deemed to be negligence, gross negligence or willful misconduct in accordance with the terms of the relevant subcustodian agreement under the laws, circumstances and practices prevailing in the place where the act or omission occurred. In the countries indicated in Appendix A-1 to this Agreement, the liability of the Custodian shall be subject to the additional condition that the Custodian actually recovers such loss or damage from the Subcustodian and shall be limited to the amount of such recovery.

8.4 New Countries. The Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country in which no Subcustodian is authorized to act in order that the Custodian shall, if it deems appropriate to do so, have sufficient time to establish a subcustodial arrangement in accordance herewith. In the event, however, the Custodian is unable to establish such arrangements prior to the time such investment is to be acquired, the Custodian is authorized to designate at its discretion a local safekeeping agent, and the use of such local safekeeping agent shall be at the sole risk of the Fund, and accordingly the Custodian shall be responsible to the Fund for the actions of such agent if and only to the extent the Custodian shall have recovered from such agent for any damages caused the Fund by such agent.

9. Responsibility of the Custodian. In performing its duties and obligations hereunder, the Custodian shall use reasonable care under the facts and circumstances prevailing in the market where performance is effected. Subject to the specific provisions of this Section, the Custodian shall be liable for any direct damage incurred by the Fund in consequence of the Custodian's negligence, bad faith or willful misconduct. In no event shall the Custodian be liable hereunder for any special, indirect, punitive or consequential damages arising out of, pursuant to or in connection with this Agreement even if the Custodian has been advised of the possibility of such damages. It is agreed that the Custodian shall have no duty to assess the risks inherent in the Fund's Investments or to provide investment advice with respect to such Investments and that the Fund as principal shall bear any risks attendant to particular Investments such as failure of counterparty or issuer.

9.1 Limitations of Performance. The Custodian shall not be responsible under this Agreement for any failure to perform its duties, and shall not liable hereunder for any loss or damage in association with such failure to perform, for or in consequence of the following causes:

9.1.1 Force Majeure. Force Majeure shall mean any circumstance or event which is beyond the reasonable control of the Custodian, a Subcustodian or any agent of the Custodian or a Subcustodian and which adversely affects the performance by the Custodian of its obligations hereunder, by the Subcustodian of its obligations under its Subcustody Agreement or by any other agent of the Custodian or the Subcustodian, including any event caused by, arising out of or involving (a) an act of God, (b) accident, fire, water damage or explosion, (c) any computer, system or other equipment failure or malfunction caused by any computer virus or the malfunction or failure of any communications medium, provided that the Custodian shall take reasonable actions to prevent the occurrence of failures or malfunctions within its reasonable control, (d) any interruption of the power supply or other utility service, (e) any strike or other work stoppage, whether partial or total, (f) any delay or disruption resulting from or reflecting the occurrence of any Sovereign Risk, (g) any disruption of, or suspension of trading in, the securities, commodities or foreign exchange markets, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, (h) any encumbrance on the transferability of a currency or a currency position on the actual settlement date of a foreign exchange transaction, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, or (i) any other cause similarly beyond the reasonable control of the Custodian.


9.1.2 Country Risk. Country Risk shall mean, with respect to the acquisition, ownership, settlement or custody of Investments in a jurisdiction, all risks relating to, or arising in consequence of, systemic and market factors affecting the acquisition, payment for or ownership of Investments including (a) the prevalence of crime and corruption, (b) the inaccuracy or unreliability of business and financial information, (c) the instability or volatility of banking and financial systems, or the absence or inadequacy of an infrastructure to support such systems, (d) custody and settlement infrastructure of the market in which such Investments are transacted and held, (e) the acts, omissions and operation of any Securities Depository, (f) the risk of the bankruptcy or insolvency of banking agents, counterparties to cash and securities transactions, registrars or transfer agents, and (g) the existence of market conditions which prevent the orderly execution or settlement of transactions or which affect the value of assets.

9.1.3 Sovereign Risk. Sovereign Risk shall mean, in respect of any jurisdiction, including the United States of America, where Investments is acquired or held hereunder or under a Subcustody Agreement, (a) any act of war, terrorism, riot, insurrection or civil commotion, (b) the imposition of any investment, repatriation or exchange control restrictions by any Governmental Authority, (c) the confiscation, expropriation or nationalization of any Investments by any Governmental Authority, whether de facto or de jure, (iv) any devaluation or revaluation of the currency, (d) the imposition of taxes, levies or other charges affecting Investments, (vi) any change in the Applicable Law, or (e) any other economic or political risk incurred or experienced.

9.2. Limitations on Liability. The Custodian shall not be liable for any loss, claim, damage or other liability arising from the following causes:

9.2.1 Failure of Third Parties. The failure of any third party including: (a) any issuer of Investments or book-entry or other agent of any issuer; (b) any counterparty with respect to any Investment, including any issuer of exchange-traded or other futures, option, derivative or commodities contract;
(c) failure of an Investment Advisor, Foreign Custody Manager or other agent of the Fund; or (d) failure of other third parties similarly beyond the control or choice of the Custodian.

9.2.2 Information Sources. The Custodian may rely upon information received from issuers of Investments or agents of such issuers, information received from Subcustodians and from other commercially reasonable sources such as commercial data bases and the like, but shall not be responsible for specific inaccuracies in such information, provided that the Custodian has relied upon such information in good faith, or for the failure of any commercially reasonable information provider.

9.2.3 Reliance on Instruction. Action by the Custodian or the Subcustodian in accordance with an Instruction, even when such action conflicts with, or is contrary to any provision of, the Fund's declaration of trust, certificate of incorporation or by-laws, Applicable Law, or actions by the trustees, directors or shareholders of the Fund.

9.2.4 Restricted  Securities.   The  limitations  inherent  in  the  rights,
transferability or similar investment characteristics of a given Investment of the Fund.

10. Indemnification. The Fund hereby indemnifies the Custodian and each Subcustodian, and their respective agents, nominees and their partners, employees, officers and directors, and agrees to hold each of them harmless from and against all claims and liabilities, including counsel fees and taxes, incurred or assessed against any of them in connection with the performance of this Agreement and any Instruction. If a Subcustodian or any other person indemnified under the preceding sentence, gives written notice of claim to the Custodian, the Custodian shall promptly give written notice to the Fund. Not more than thirty days following the date of such notice, unless the Custodian shall be liable under Section 8 hereof in respect of such claim, the Fund will pay the amount of such claim or reimburse the Custodian for any payment made by the Custodian in respect thereof. The custodian shall consult with the Fund prior to making payments under this section.

11.   Reports and Records. The Custodian shall:

11.1 create and maintain records relating to the performance of its obligations under this Agreement;

11.2 make available to the Fund, its auditors, agents and employees, during regular business hours of the Custodian, upon reasonable request and during normal business hours of the Custodian, all records maintained by the Custodian pursuant to paragraph (a) above, subject, however, to all reasonable security requirements of the Custodian then applicable to the records of its custody customers generally; and

11.3 make available to the Fund all electronic reports; it being understood that the Custodian shall not be liable hereunder for the inaccuracy or incompleteness thereof or for errors in any information included therein.

      The Fund shall examine all records, howsoever produced or transmitted, promptly upon receipt thereof and notify the Custodian promptly of any discrepancy or error therein. Unless the Fund delivers written notice of any such discrepancy or error within a reasonable time after its receipt thereof, such records shall be deemed to be true and accurate. It is understood that the Custodian now obtains and will in the future obtain information on the value of assets from outside sources which may be utilized in certain reports made available to the Fund. The Custodian deems such sources to be reliable but it is acknowledged and agreed that the Custodian does not verify nor represent nor warrant as to the accuracy or completeness of such information and accordingly shall be without liability in selecting and using such sources and furnishing such information.

12.   Miscellaneous.

12.1 Proxies, etc. The Fund will promptly execute and deliver, upon request, such proxies, powers of attorney or other instruments as may be necessary or desirable for the Custodian to provide, or to cause any Subcustodian to provide, custody services.

12.2 Entire Agreement. Except as specifically provided herein, this Agreement constitutes the entire agreement between the Fund and the Custodian with respect to the subject matter hereof. Accordingly, this Agreement supersedes any custody agreement or other oral or written agreements heretofore in effect between the Fund and the Custodian with respect to the custody of the Fund's Investments.

12.3 Waiver and Amendment. No provision of this Agreement may be waived, amended or modified, and no addendum to this Agreement shall be or become effective, or be waived, amended or modified, except by an instrument in writing executed by the party against which enforcement of such waiver, amendment or modification is sought; provided, however, that an Instruction shall, whether or not such Instruction shall constitute a waiver, amendment or modification for purposes hereof, shall be deemed to have been accepted by the Custodian when it commences actions pursuant thereto or in accordance therewith.

12.4 GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE LAWS OF CONFLICT OF SUCH STATE. THE PARTIES HERETO IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN.

12.5 Notices. Notices and other writings contemplated by this Agreement, other than Instructions, shall be delivered (a) by hand, (b) by first class registered or certified mail, postage prepaid, return receipt requested, (c) by a nationally recognized overnight courier or (d) by facsimile transmission, provided that any notice or other writing sent by facsimile transmission shall also be mailed, postage prepaid, to the party to whom such notice is addressed. All such notices shall be addressed, as follows:

            If to the Fund:
            John Pasco III
            Commonwealth Shareholder Services, Inc.
            1500 Forest Avenue, Suite 223
            Richmond, VA  23226
            Telephone:   1-800-527-9500
            Facsimile:   1-804-285-8251

            If to the Custodian:

            Brown Brothers Harriman & Co.
            40 Water Street
            Boston, Massachusetts 02109
            Attn:  Manager, Securities Department
            Telephone:  (617) 772-1818
            Facsimile:        (617) 772-2263,

or such other address as the Fund or the Custodian may from time to time designate in writing to the other.

12.6 Headings. Paragraph headings included herein are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

12.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when one or more counterparts have been signed and delivered by the Fund and the Custodian. 12.8 Confidentiality. The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto shall be used by any other party hereto solely for the purpose of rendering or obtaining services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by or to any bank examiner of the Custodian or any Subcustodian, any regulatory authority, any auditor of the parties hereto, or by judicial or administrative process or otherwise by Applicable Law.

13. Definitions. The following defined terms will have the respective meanings set forth below.

13.1 Advance shall mean any extension of credit by or through the Custodian or by or through any Subcustodian and shall include amounts paid to third parties for account of the Fund or in discharge of any expense, tax or other item payable by the Fund.

13.2 Agency Account shall mean any deposit account opened on the books of a Subcustodian or other banking institution in accordance with Section 7.1.

13.3 Agent shall have the meaning set forth in the last system of Section 6.

13.4 Applicable Law shall mean with respect to each jurisdiction, all (a) laws, statutes, treaties, regulations, guidelines (or their equivalents); (b) orders, interpretations licenses and permits; and (c) judgments, decrees, injunctions writs, orders and similar actions by a court of competent jurisdiction; compliance with which is required or customarily observed in such jurisdiction.

13.5 Authorized Person shall mean any person or entity authorized to give Instructions on behalf of the Fund in accordance with Section 4.1.

13.6 Book-entry Agent shall mean an entity acting as agent for the issuer of Investments for purposes of recording ownership or similar entitlement to Investments, including without limitation a transfer agent or registrar.

13.7 Clearing Corporation shall mean any entity or system established for purposes of providing securities settlement and movement and associated functions for a given market.

13.8 Delegation Agreement shall mean any separate agreement entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the appointment and administration of Subcustodians delegated to the Custodian pursuant to Rule 17f-5.

13.9 Foreign Custody Manager shall mean the Fund's foreign custody manager appointed pursuant to Rule 17f-5 of the 1940 Act.

13.10 Funds Transfer Services Agreement shall mean any separate agreement entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the processing of payment orders from Principal Accounts of the Fund.

13.11 Instruction(s) shall have the meaning assigned in Section 4.

13.12 Investment Advisor shall mean any person or entity who is an Authorized Person to give Instructions with respect to the investment and reinvestment of the Fund's Investments.

13.13 Investments shall mean any investment asset of the Fund, including without limitation securities, bonds, notes, and debentures as well as receivables, derivatives, contractual rights or entitlements and other intangible assets.

13.14 Margin Account shall have the meaning set forth in Section 6.4 hereof.

13.15 Principal Account shall mean deposit accounts of the Fund carried on the books of BBH&Co. as principal in accordance with Section 7.

13.16 Safekeeping Account shall mean an account established on the books of the Custodian or any Subcustodian for purposes of segregating the interests of the Fund (or clients of the Custodian or Subcustodian) from the assets of the Custodian or any Subcustodian.

13.17 Securities Depository shall mean a central or book entry system or agency established under Applicable Law for purposes of recording the ownership and/or entitlement to investment securities for a given market.

13.18 Subcustodian shall mean each foreign bank appointed by the Custodian pursuant to Section 8, but shall not include Securities Depositories.

13.19 Tri-Party Agreement shall have the meaning set forth in Section 6.4 hereof.

13.20 1940 Act shall mean the Investment Company Act of 1940, as amended.

14. Compensation. The Fund agrees to pay to the Custodian (a) a fee in an amount set forth in the fee letter between the Fund and the Custodian in effect on the date hereof or as amended from time to time,  and (b)
all  authorized,   customary  or  reasonable   out-of-pocket  expenses
incurred by the Custodian, including the fees and expenses of all Subcustodians, and payable from time to time. Amounts payable by the Fund under and pursuant to this Section 14 shall be payable by wire transfer to the Custodian at BBH&Co. in New York, New York.

15. Termination. This Agreement may be terminated by either party in accordance with the provisions of this Section. The provisions of this Agreement and any other rights or obligations incurred or accrued by any party hereto prior to termination of this Agreement shall survive any termination of this Agreement.

15.1 Notice and Effect. This Agreement may be terminated by either party by written notice effective no sooner than seventy-five days following the date that notice to such effect shall be delivered to other party at its address set forth in paragraph 12.5 hereof.

15.2 Successor Custodian. In the event of the appointment of a successor custodian, it is agreed that the Investments of the Fund held by the Custodian or any Subcustodian shall be delivered to the successor custodian in accordance with reasonable Instructions. The Custodian agrees to cooperate with the Fund in the execution of documents and performance of other actions necessary or desirable in order to facilitate the succession of the new custodian. If no successor custodian shall be appointed, the Custodian shall in like manner transfer the Fund's Investments in accordance with Instructions.

15.3 Delayed Succession. If no Instruction has been given as of the effective date of termination, Custodian may at any time on or after such termination date and upon ten days written notice to the Fund either (a) deliver the Investments of the Fund held hereunder to the Fund at the address designated for receipt of notices hereunder; or (b) deliver any investments held hereunder to a bank or trust company having a capitalization of $2 million United States Dollars equivalent and operating under the Applicable law of the jurisdiction where such Investments are located, such delivery to be at the risk of the Fund. In the event that Investments or moneys of the Fund remain in the custody of the Custodian or its Subcustodians after the date of termination owing to the failure of the Fund to issue Instructions with respect to their disposition or owing to the fact that such disposition could not be accomplished in accordance with such Instructions despite diligent efforts of the Custodian, the Custodian shall be entitled to compensation for its services with respect to such Investments and moneys during such period as the Custodian or its Subcustodians retain possession of such items and the provisions of this Agreement shall remain in full force and effect until disposition in accordance with this
Section is accomplished.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.

                               VONTOBEL FUNDS, INC.


                             By:_/s/ John Pasco, III
                          John Pasco, III

                               BROWN BROTHERS  HARRIMAN & CO.


                           By: _/s/Kristen F. Giarruss
                              Kristen F. Giarrusso

                                                             EXHIBIT #EX-99.H.1

                              FUND SERVICES, INC.

                            TRANSFER AGENT AGREEMENT


      THIS AGREEMENT, dated January 1, 1999 between VONTOBEL FUNDS, INC. (the "Fund"), a corporation operating as an open-end investment company under the Investment Company Act of 1940, duly organized and existing under the laws of the State of Maryland, and FUND SERVICES, INC. ("FSI"), a corporation organized under the laws of the State of Virginia, provides as follows:

      WHEREAS, FSI has agreed to act as transfer agent for the purpose of recording the transfer, issuance and redemption of Shares of the Fund, transferring the Shares of the Fund, disbursing dividends and other distributions to Shareholders, filing various tax forms, mailing shareholder information and receiving and responding to various shareholder inquiries;

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties do hereby agree as follows:

      SECTION 1. The Fund hereby appoints FSI as its transfer agent and FSI agrees to act in such capacity upon the terms set forth in this Agreement.

      SECTION 2. The Fund shall furnish to FSI a supply of blank Share Certificates of each Series and, from time to time, will renew such supply upon FSI's request. Blank Share Certificates shall be signed manually or by facsimile signatures of officers of the Fund and, if required by FSI, shall bear the Fund's seal or a facsimile thereof.

      SECTION 3. FSI shall make original issues of Shares of each Series in accordance with SECTIONS 13 and 14 below and the Fund's then current prospectus, upon receipt of (i) Written Instructions requesting the issuance, (ii) a certified copy of a resolution of the Fund's Board of Directors authorizing the issuance, (iii) necessary funds for the payment of any original issue tax applicable to such additional Shares, (iv) an opinion of the Fund's counsel as to the legality and validity of the issuance, which opinion may provide that it is contingent upon the filing by the Fund of an appropriate notice with the Securities and Exchange Commission, as required by Rule 24f-2 of the Investment Company Act of 1940, as amended from time to time. If the opinion described in
(iv) above is contingent upon a filing under such rule, the Fund shall fully indemnify FSI for any liability arising from the failure of the Fund to comply with such rule.

      SECTION 4. Transfers of Shares of each Series shall be registered and, subject to the provisions of SECTION 10, new Share Certificates shall be issued by FSI upon surrender of outstanding Share Certificates in the form deemed by FSI to be properly endorsed for transfer, which form shall include (i) all necessary endorsers' signatures guaranteed by a member firm of a national securities exchange or a domestic commercial bank, (ii) such assurances as FSI may deem necessary to evidence the genuineness and effectiveness of each endorsement and (iii) satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes. FSI shall take reasonable measures as instructed by the Fund and agreed upon by FSI to enable the Fund to identify proposed transfers that, if effected, will likely cause the Fund to fall within the Internal Revenue Code definitions of a personal holding company and shall not make such transfers contrary to the Fund's instructions without the prior written approval of the Fund and its counsel.

      SECTION 5. FSI shall forward Share Certificates in "non-negotiable" form by first-class or registered mail, or by whatever means FSI deems equally reliable and expeditious. While in transit to the addressee, all deliveries of Share Certificates shall be insured by FSI as it deems appropriate. FSI shall not mail Share Certificates in "negotiable" form, unless requested in writing by the Fund and fully indemnified by the Fund to FSI's satisfaction.

      SECTION 6. In registering transfers of Shares of each Series, FSI may rely upon the Uniform Commercial Code or any other statutes that, in the opinion of FSI's counsel, protect FSI and the Fund from liability arising from (i) not requiring complete documentation, (ii) registering a transfer without an adverse claim inquiry, (iii) delaying registration for purposes of such inquiry, or (iv) refusing registration whenever an adverse claim requires such refusal.

      SECTION 7. FSI may issue new Share Certificates in place of those lost, destroyed or stolen, upon receiving indemnity satisfactory to FSI and may issue new Share Certificates in exchange for, and upon surrender of, mutilated Share Certificates as FSI deems appropriate.

      SECTION 8. Unless otherwise directed by the Fund, FSI may issue or register Share Certificates reflecting the signature, or facsimile thereof, of an officer who has died, resigned or been removed by the Fund. The Fund shall file promptly with FSI any approvals, adoptions, or ratifications of such actions as may be required by law or FSI.

      SECTION 9. FSI shall maintain customary stock registry records for each Series in the Fund, noting the issuance, transfer or redemption of Shares and the issuance and transfer of Share Certificates. FSI may also maintain for each Series an account entitled "Unissued Certificate Account," in which it will record the Shares, and fractions thereof, issued and outstanding from time to time for which issuance of Share Certificates has not been requested. FSI is authorized to keep records for each Series, containing the names and last known addresses of Shareholders and Planholders, and the number of Shares, and fractions thereof, from time to time owned by them for which no Share Certificates are outstanding. Each Shareholder or Planholder will be assigned a single account number for each Series, even though Shares held under each Plan and Shares for which Certificates have been issued will be accounted for separately. Whenever a Shareholder deposits Shares represented by Share Certificates in a Plan that permits the deposit of Shares thereunder, FSI upon receipt of the Share Certificates registered in the name of the Shareholder (or if not registered, in proper form for transfer), shall cancel such Share Certificates, debit the Shareholder's individual account, credit the Shares to the Unissued Share Certificate Account pursuant to SECTION 10 below and credit the deposited Shares to the proper Plan account.

      SECTION 10. FSI shall issue Share Certificates for Shares of each Series only upon receipt of a written request from a Shareholder. If Shares are purchased without such request, FSI shall merely note on its stock registry records the issuance of the Shares and fractions thereof and credit the Unissued Certificate Account and the respective Shareholders' accounts with the Shares. Whenever Shares, and fractions thereof, owned by Shareholders are surrendered for redemption, FSI may process the transactions by making appropriate entries in the stock transfer records, and debiting the Unissued Certificate Account and the record of issued Shares outstanding; it shall be unnecessary for FSI to reissue Share Certificates in the name of the Fund.

      SECTION 11. FSI shall also perform the usual duties and functions required of a stock transfer agent for a corporation, including but not limited to (i) issuing Share Certificates as Treasury Shares, as directed by Written Instructions, and (ii) transferring Share Certificates from one Shareholder to another in the usual manner. FSI may rely conclusively and act without further investigation upon any list, instruction, certification, authorization, Share Certificate or other instrument or paper reasonably believed by it in good faith to be genuine and unaltered, and to have been signed, countersigned or executed or authorized by a duly-authorized person or persons, or by the Fund, upon the advice of counsel for the Fund or for FSI, or upon the net asset value quotation of the Service Agent, as hereinafter defined. FSI may record any transfer of Share Certificates which it reasonably believes in good faith to have been duly-authorized, or may refuse to record any transfer of Share Certificates if, in good faith, it deems such refusal necessary in order to avoid any liability on the part of either the Fund or FSI. The Fund agrees to indemnify and hold harmless FSI from and against any and all losses, costs, claims, and liability that it may suffer or incur by reason of such good faith reliance, action or failure to act.

      SECTION 12. FSI shall notify the Fund of any request or demand for the inspection of the Fund's share records. FSI shall abide by the Fund's instructions for granting or denying the inspection; provided, however, FSI may grant the inspection without such instructions if it is advised by its counsel that failure to do so will result in liability to FSI.

      SECTION 13. For purposes of this Section, the Fund hereby instructs FSI to consider Shareholder and Planholder payments as federal funds on the day indicated below:

      (a) for a wire received prior to 12:00 noon Eastern time, on the same day;

      (b) for a wire received on or after 12:00 noon Eastern time, on the next business day;
      (c) for a check received prior to 12:00 noon Eastern time, on the second business day following receipt; and

      (d) for a check received on or after 12:00 noon Eastern time, on the third business day following receipt.

Immediately after 4:00 p.m. Eastern time or such other time as the Fund may reasonably specify for any Series (the "Valuation Time") on each day that the Fund and FSI are open for business, FSI shall obtain from the Fund's service agent, as specified by the Fund in writing to FSI (the "Service Agent"), a quotation (on which it may conclusively rely) of the net asset value, determined as of the Valuation Time on that day. On each day FSI is open for business, it shall use the net asset value determined by the Service Agent to compute the number of Shares and fractional Shares to be purchased and the aggregate purchase proceeds to be deposited with the Custodian. As necessary but no more frequently than daily (unless a more frequent basis is agreed to by FSI), FSI shall place a purchase order with the Custodian for the proper number of Shares and fractional Shares to be purchased and promptly thereafter shall send written confirmation of such purchase to the Custodian and the Fund.

      SECTION 14. Having made the calculations required by SECTION 13, FSI shall thereupon pay the Custodian the aggregate net asset value of Shares of each Series purchased. The aggregate number of Shares and fractional Shares purchased shall then be issued daily and credited by FSI to the Unissued Certificate Account. FSI shall also credit each Shareholder's separate account with the number of shares purchased by such Shareholder. FSI shall promptly thereafter mail written confirmation of the purchase to each Shareholder or Planholder, and if requested, to a specified broker-dealer and the Fund. Each confirmation shall indicate the prior Share balance, the new Share balance, the Shares held under a Plan (if any), the Shares for which Share Certificates are outstanding (if any), the amount invested and the price paid for the newly-purchased Shares.

      SECTION 15. Prior to the Valuation Time on each business day, as specified in accordance with SECTION 13 above, FSI shall process all requests to redeem Shares of each Series and advise the Custodian of (i) the total number of Shares of each Series available for redemption and (ii) the number of Shares and fractional Shares of each Series requested to be redeemed. Upon confirmation of the net asset value, FSI shall notify the Fund and the Custodian of the redemption, apply the redemption proceeds in accordance with SECTION 16 and the Fund's prospectus, record the redemption in the stock registry books, and debit the redeemed Shares from the Unissued Certificate Account and the individual account of the Shareholder or Planholder.

      In lieu of carrying out the redemption procedures described in the preceding paragraph, FSI may, at the request of the Fund, sell Shares of each Series to the Fund as repurchases from Shareholders and/or Planholders, provided that the sales price is not less than the applicable redemption price. The redemption procedures shall then be appropriately modified.

      SECTION 16. The proceeds of redemption shall be remitted by FSI in accordance with the Fund's then current prospectus as follows:

      (a) By check mailed to the Shareholder or Planholder at his last known address. The request and stock certificates, if any, for Shares being redeemed must reflect a guarantee of the owner's signature by a domestic commercial bank or trust company or a member firm of a national securities exchange. If Share Certificates have not been issued to the redeeming Shareholder or Planholder, the signature of the Shareholder or Planholder on the redemption request must be similarly guaranteed. The Fund may authorize FSI in writing to waive the signature guarantee for any specific transaction or classes of transactions;

      (b) By wire to a designated bank or broker upon telephone request, without signature guarantee, if such redemption procedure has been elected on the Shareholder's or Planholder's account information form. Any change in the designated bank or broker account will be acted upon by FSI only if made in writing by the Planholder or Shareholder, with signature guaranteed as required by paragraph (a) above;

      (c) In case of an expedited telephone redemption, by check payable to the Shareholder or Planholder of record and mailed for deposit to the bank account designated in the Shareholder account information form;

      (d) By other procedures commonly followed by mutual funds, as set forth in Written Instructions from the Fund and mutually agreed upon by the Fund and FSI.

      For purposes of redemption of shares of any Series that have been purchased by check within fifteen (15) days prior to receipt of the redemption request, the Fund shall provide FSI with Written Instructions concerning the time within which such requests may be honored.

      The authority of FSI to perform its responsibilities under SECTIONS 15 and 16 shall be suspended if FSI receives notice of the suspension of the determination of the Fund's net asset value.

      SECTION 17. Upon the declaration of each dividend and each capital gains distribution by the Fund's Board of Directors, the Fund shall notify FSI of the date of such declaration, the amount payable per share, the record date for determining the Shareholders entitled to payment, the payment and the reinvestment date price.

      SECTION 18. On or before each payment date the Fund will transfer, or cause the Custodian to transfer, to FSI the total amount of the dividend or distribution currently payable. FSI will, on the designated payment date, reinvest all dividends in additional shares and shall thereupon pay the Custodian the aggregate net asset value of the additional shares and shall promptly mail to each Shareholder or Planholder at his last known address, a statement showing the number of full and fractional shares (rounded to three decimal places) then owned by the Shareholder or Planholder and the net asset value of such shares; provided, however, that if a Shareholder or Planholder elects to receive dividends in cash, FSI shall prepare a check in the appropriate amount and mail it to him at his last known address within five (5) business days after the designated payment date.

      SECTION 19. FSI shall maintain records regarding the issuance and redemption of Shares of each Series and dividend reinvestments. Such records will list the transactions effected for each Shareholder and Planholder and the number of Shares and fractional Shares owned by each for which no Share Certificates are outstanding. FSI agrees to make available upon request and to preserve for the periods prescribed in Rule 31a-2 of the Investment Company Act of 1940 any records related to services provided under this Agreement and required to be maintained by Rule 31a-1 of such Act. FSI acknowledges that these records are the property of the Fund and will surrender same to the Fund promptly on request.

      SECTION 20. FSI shall maintain those records necessary to enable the Fund to file, in a timely manner, Form N-SAR (Semiannual report) or any successor monthly, quarterly or annual report required by the Investment Company Act of 1940, or rules and regulations thereunder.

      SECTION 21. FSI shall cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to such accountants for the performance of their duties.

      SECTION 22. In addition to the services described above, FSI will perform other services for the Fund as mutually agreed upon in writing from time to time, including but not limited to preparing and filing federal tax forms with the Internal Revenue Service, mailing federal tax information to Shareholders, mailing semi-annual Shareholder reports, preparing the annual list of Shareholders and mailing notices of Shareholders' meetings, proxies and proxy statements. FSI shall answer Shareholder inquiries related to their share accounts and other correspondence requiring an answer from the Fund. FSI shall maintain dated copies of written communications from Shareholders, and replies thereto.

      SECTION 23. Nothing contained in this Agreement is intended to or shall require FSI, in any capacity hereunder, to perform any functions or duties on any holiday, weekend or weekday on which day FSI or the New York Stock Exchange is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the New York Stock Exchange and FSI are open, unless otherwise required by law; provided, however, that all purchase or redemption requests received by the Fund for a date on which the Exchange is open but FSI is not shall be priced and executed "as of" such date on the next business day FSI is open, unless otherwise required by law.

      SECTION 24. The Fund agrees to pay FSI compensation for its services as set forth in Schedule A attached hereto, or as shall be set forth in written amendments to such Schedule approved by the Fund and FSI from time to time.

      SECTION 25. FSI shall not be liable for any taxes, assessments or governmental charges that may be levied or assessed on any basis whatsoever in connection with the Fund, or any Plan thereof, Shareholder or Planholder, excluding taxes assessed against FSI for compensation received by it hereunder.

      SECTION 26. FSI shall not be liable for any non-negligent action taken in good faith and reasonably believed by FSI to be within the powers conferred upon it by this Agreement. The Fund shall indemnify FSI and hold it harmless from and against any and all losses, claims, damages, liabilities or expenses (including reasonable expenses for legal counsel) arising directly or indirectly out of or in connection with this Agreement; provided such loss, claim, damage, liability or expense is not the direct result of FSI's negligence or willful misconduct, and provided further that FSI shall give the Fund notice and reasonable opportunity to defend any such loss, claim, etc. in the name of the Fund or FSI, or both. Without limiting the foregoing:

      (a) FSI may rely upon the advice of the Fund or counsel to the Fund or FSI, and upon statements of accountants, brokers and other persons believed by FSI in good faith to be experts in the matters upon which they are consulted. FSI shall not be liable for any action taken in good faith reliance upon such advice or statements;

      (b) FSI shall not be liable for any action reasonably taken in good faith reliance upon any Written Instructions, Oral Instructions, including the Service Agent's net asset value quotation, or certified copy of any resolution of the Fund's Board of Directors; provided, however, that upon receipt of a Written Instruction countermanding a prior Written or Oral Instruction that has not been fully executed by FSI, FSI shall verify the content of the second Written Instruction and honor it, to the extent possible. FSI may rely upon the genuineness of any such document, or copy thereof, reasonably believed by FSI in good faith to have been validly executed; and

      (c) FSI may rely, and shall be protected by the Fund in acting upon any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper or document reasonably believed by it in good faith to be genuine and to have been signed or presented by the purchaser, Fund or other proper party or parties.

      (d) The Fund shall, as soon as possible, amend its prospectus to conform with the provisions of this Agreement and make all necessary filings of the amended prospectus, and shall indemnify FSI for any loss, claim or expense resulting from FSI's reliance upon the Fund's representations in this Agreement, notwithstanding a contrary representation in its prospectus.

      SECTION 27. Upon receipt of Written Instructions, FSI is authorized to make payment upon redemption of Shares without a signature guarantee. The Fund hereby agrees to indemnify and hold FSI harmless from any and all expenses, damages, claims, suits, liabilities, action, demands or losses whatsoever arising out of or in connection with a payment by FSI for redemption of Shares without a signature guarantee. Upon the request of FSI, the Fund shall assume the entire defense of any such action, suit or claim. FSI shall notify the Fund in a timely manner of any such action, suit or claim.

      SECTION 28. The Fund shall deliver or cause to be delivered over to FSI
(i) an accurate list of Shareholders of the Fund, showing each Shareholder's last known address, number of Shares owned and whether such shares are represented by outstanding Share Certificates or by non-certificated share accounts, (ii) all records relating to Plans of the Fund, including original applications signed by the Planholders and original plan accounts recording payment, deductions, reinvestments, withdrawals and liquidations and (iii) all shareholder records, files, and other materials necessary or appropriate for proper performance of the functions assumed by FSI under this Agreement (collectively referred to as the "Materials"). The Fund shall indemnify and hold FSI harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses arising out of or in connection with any error, omission, inaccuracy or other deficiency of such Materials, or out of the failure of the Fund to provide any portion of the Materials or to provide any information needed by FSI to knowledgeably perform its functions.

      SECTION 29. FSI shall, at all times, act in good faith and shall use whatever methods it deems appropriate to ensure the accuracy of all services performed under this Agreement. FSI shall be liable only for loss or damage due to errors caused by FSI's negligence, bad faith or willful misconduct or that of its employees.

      SECTION 30. This Agreement may be amended from time to time by a written supplemental agreement executed by the Fund and FSI and without notice to or approval of the Shareholders or Planholders; provided the intent and purposes of any Plan, as stated from time to time in the Fund's prospectus, are observed. The parties hereto may adopt procedures as may be appropriate or practical under the circumstances, and FSI may conclusively rely on the determination of the Fund that any procedure that has been approved by the Fund does not conflict with or violate any requirement of its Articles of Incorporation, By-Laws or prospectus, or any rule, regulation or requirement of any regulatory body.

      SECTION 31. The Fund shall file with FSI a certified copy of the operative resolution of its Board of Directors authorizing the execution of Written Instructions or the transmittal of Oral Instructions.

      SECTION 32. The terms, as defined in this Section, whenever used in this Agreement or in any amendment or supplement hereto, shall have the meanings specified below, insofar as the context will allow:

      (a)  The Fund:  The term Fund shall mean Vontobel Funds, Inc.

      (b)  Custodian:  The term Custodian shall mean BBHT.

      (c) Series: The term Series shall mean the Vontobel International Equity Fund, the Vontobel U.S. Value Fund, the Vontobel International Bond Fund, the Vontobel Eastern European Equity Fund, the Vontobel Emerging Markets Equity Fund and the Vontobel Eastern European Debt Fund series and any series that the Fund shall subsequently establish.

      (d) Securities: The term Securities shall mean bonds, debentures, notes, stocks, shares, evidences of indebtedness, and other securities and investments from time to time owned by the Fund.

      (e) Share Certificates: The term Share Certificates shall mean the stock certificates for the Shares of the Fund.

      (f) Shareholders: The term Shareholders shall mean the registered owners from time to time of the Shares of the Fund, as reflected on the stock registry records of the Fund.

      (g) Shares: The term Shares shall mean the issued and outstanding shares of common stock of the Fund.

      (h) Oral Instructions: The term Oral Instructions shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to FSI in person or by telephone, vocal telegram or other electronic means, by a person or person reasonably believed in good faith by FSI to be a person or person authorized by a resolution of the Board of Directors of the Fund to give Oral Instructions on behalf of the Fund. Each Oral Instruction shall specify whether it is applicable to the entire Fund or a specific Series of the Fund.

      (i) Written Instructions: The term Written Instructions shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to FSI in original writing containing original signatures, or a copy of such document transmitted by telecopy, including transmission of such signature, or other mechanical or documentary means, at the request of a person or persons reasonably believed in good faith by FSI to be a person or persons authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund. Each Written Instruction shall specify whether it is applicable to the entire Fund or a specific Series of the Fund.

      (j) Plan: The term Plan shall include such investment plan, dividends or capital gains reinvestment plans, systematic withdrawal plans or other types of plans set forth in the then current prospectus of the Fund (excluding any qualified retirement plan that is a Shareholder of the Fund) in form acceptable to FSI, adopted by the Fund from time to time and made available to its Shareholders, including plans or accounts by self-employed individuals or partnerships.

      (k) Planholder: The term Planholder shall mean a Shareholder who, at the time of reference, is participating in a Plan, including any underwriter, representative or broker-dealer.

      SECTION 33. In the event that any check or other order for the payment of money is returned unpaid for any reason, FSI shall promptly notify the Fund of the non-payment.

      SECTION 34. Either party may give sixty (60) days written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice.

      SECTION 35. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties.

      Notice to the Fund shall be given as follows until further notice:

            VONTOBEL FUNDS, INC.
            1500 Forest Avenue, Suite 223
            Richmond, Virginia  23229
            Attention:  Mr. John Pasco, III, Chairman

      Notice to FSI shall be given as follows until further notice:

            FUND SERVICES, INC.
            1500 Forest Avenue, Suite 111
            Richmond, Virginia  23229
            Attention:  Mr. William R. Carmichael, Jr., President

      SECTION 36. The Fund represents and warrants to FSI that the execution and delivery of this Transfer Agent Agreement by the undersigned officer of the Fund has been duly and validly authorized by resolution of the Fund's Board of Directors. FSI represents and warrants to the Fund that the execution and delivery of this Agreement by the undersigned officer of FSI has also been duly and validly authorized.

      SECTION 37. This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original.

      SECTION 38. This Agreement shall extend to and shall bind the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of FSI or by FSI without the written consent of the Fund, authorized or approved by a resolution of the Fund's Board of Directors.

      SECTION 39. This Agreement shall be governed by the laws of the State of Virginia.

      WITNESS the following signatures:

                              VONTOBEL FUNDS, INC.


                             By:/s/ John Pasco, III
                                 John Pasco, III
                                 Title: Chairman

                          FUND SERVICES, INC.

                               By:/s/ William Carmichael
                                  William Carmichael
                                  Title: President

                                  ATTACHMENT A
                                  FEE SCHEDULE

  I.  Account Maintenance Fees - Per Series:

                  0 - 5,000 Accounts - $11.00 per account per year 5,001 -
             15,000 Accounts - $10.00 per account per year
              Over   15,000 Accounts - $ 9.50 per account per year

            Applicable fees billed monthly at 1/12 the annual rate for each month the account is open.

 II.  Transaction/Processing Fees:

                        Open New Account - $2.50
             Partial or Total Redemption - $2.50
      Tax Statement or other Transaction - $1.00
                     Addition to Account - $1.00
                   Dividend/Distribution - $1.00
                    (In excess of two per year)
                            (Plus statement charges)

                      Fees incurred will be billed monthly

III.  Other Specified Charges:

            Blue Sky Reports  (Under 1,000 S/H) - $10.00 Blue Sky Reports
(Under
            5,000  S/H) - $15.00  Blue Sky  Reports  (Over  5,000  S/H) -
$25.00
            Shareholder  List (Under 2,500 S/H) - $15.00  Shareholder List
(Over
            2,500 S/H) - $25.00

 IV.  Minimum Fee:

            The minimum annual fee is $16,500.00 per series and is payable at the rate $1,375.00 per month. The minimum covers account maintenance fees and regular purchase/redemption transaction fees only. Any new series started by Vontobel Funds, Inc., will receive a reduced minimum of $12,000.00 for the first twelve months of operation.

  V.  Conversion Fees:

            Conversion Fees for acquired funds will be billed at the new account rate per account converted plus programming and out-of-pocket costs.


  VI.  Out-of-Pocket Costs:

            The cost of forms, postage, stationery, outside mailing services, microfilm or magnetic tape data transfer etc. will be in addition to the fees listed above.

 VII.  Transfer/De-Installation of a Series

            Base Charge - $4.50 per account transferred plus necessary programming costs and other out-of-pocket expenses.

            Additional Charges - Time and materials for all functions/processing not included in the Base Charge.

Items included in the Base Charge:

      . Initial meeting to determine data exchange requirements set tentative milestones.

      .     Furnish file layouts and specifications of data formats.

      .    Periodic conference calls/program upgrades (up to 1
            hour/week)

      .     Reasonable telephone access to discuss/solve unexpected items.

      . Initial set of test data files (partial or complete).

      .     Complete set of data files for parallel test.

      . Complete set of date files for final data transfer.

      . Reasonable staff availability up to 30 days after transfer to address problems/resolve conflicts.

Items covered under Time and Materials:

      . Excessive meetings/telephone conferences (more than 1 hour/week

      . Production of test/data files beyond those included in the Base Charge

      .     Packing/shipping shareholder files.

      .     Hard copy production of test/data files.

      . Rerouting of fund materials and shareholder transactions received after the transfer date.

      . Problem resolution/adjustments performed beyond 30 days after transfer.

Charges for materials and/or equipment acquired specifically for the transfer will be passed through at cost. Staff time will be at the following rates:

                       Administrative  Staff  -  $30.00/hr.  Managerial
Staff -
                         $50.00/hr.
                    Programmer/Analyst - $50.00-$75.00/hr.
                             Officer - $100.00/hr.
                             Principal - $250.00/hr.

Staff time will be rounded to the nearest hour with a one hour minimum for each project.

Responsibility for transfer agent charges (transferring or receiving entity) is to be determined in advance and agreed in writing before planning and data transfer commence.

VIII.  Term of Agreement

           Notwithstanding the Notice of Termination provisions of SECTION 34 of
           the Basic  Agreement,  the Initial term of this  contract  will be
12
           months from the date of execution. The above fees are guaranteed for the initial term. This contract may be extended beyond such initial term upon mutual agreement of the Funds and FSI.

                                                             EXHIBIT #EX-99.H.2


                        ADMINISTRATIVE SERVICES AGREEMENT



      Administrative Services Agreement (the "Agreement") dated January 1, 1999 by and between VONTOBEL FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                         WITNESSETH THAT:

      WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the VONTOBEL INTERNATIONAL EQUITY FUND, THE
VONTOBEL
U.S. VALUE FUND,  THE VONTOBEL  INTERNATIONAL  BOND FUND,  THE EASTERN
EUROPEAN
EQUITY FUND, THE VONTOBEL EMERGING MARKETS EQUITY FUND AND THE VONTOBELL EASTERN EUROPEAN DEBT FUND (the "Portfolios"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolios, and provide ministerial services to implement the investment decisions of the Fund and the investment advisor of the Portfolios, Vontobel USA Inc. (the "Advisor"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. CSS shall examine and review all records and documents of the Portfolios pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

      Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

      Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians,
Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

      It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

      CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

      Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolios effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

      CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

      Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

      Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

      Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

      Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

      Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

      CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

      The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

      Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

      Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

      Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

      Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

      Notices to the Fund shall be directed to:

            1500 Forest Ave.
            Suite 223
            Richmond, VA 23229

      Notices to CSS shall be directed to:

            1500 Forest Ave.
            Suite 223
            Richmond, VA 23229

      Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

      Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

      Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

      Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

      The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

      Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

                              VONTOBEL FUNDS, INC.



                             By:/s/ John Pasco, III
                                  John Pasco, III
                                  Chairman & President

                              COMMONWEALTH SHAREHOLDER SERVICES, INC.



                             By:/s/ John Pasco, III
                                  John Pasco, III
                                  Chief Executive Officer

                                  SCHEDULE A TO

                        ADMINISTRATIVE SERVICES AGREEMENT

                                     FOR THE

                       VONTOBEL INTERNATIONAL EQUITY FUND
                           VONTOBEL U.S. VALUE FUND
                        VONTOBEL INTERNATIONAL BOND FUND
                      VONTOBEL EASTERN EUROPEAN EQUITY FUND
                      VONTOBEL EMERGING MARKETS EQUITY FUND
                       VONTOBEL EASTERN EUROPEAN DEBT FUND



      Pursuant to Section 9 of the Administrative Services Agreement, dated January 1, 1999, by and between Vontobel Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), each portfolio of the Fund shall pay CSS a fee calculated and paid monthly as follows:


A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C.    For all other administration,  CSS shall be paid a fee at the rate of
0.2%
      on the first $500 million per Portfolio per annum of the average daily net
      assets  and  0.15% on the  average  daily  net  assets  in  excess of
$500
      million.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolios, for the Portfolios' proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolios individually.
      Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund;
      postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the
                                                                          Fund.

                                                             EXHIBIT #EX-99.H.3

                          EXPENSE LIMITATION AGREEMENT

                             VONTOBEL FUNDS, INC.


           This EXPENSE LIMJTATJONAGREEMENT, effective as of Jan 1, 2000 is by and between Vontobel USA Inc. (the Advisor") and Vontobel Funds, Inc. (the "Fund"), on behalf of each series of the Fund set forth in Schedule A attached to this Agreement (each a "Portfolio", and collectively, the "Portfolios").

           WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the 1940 Act") as an open-end management company of the series type (each Portfolio being a series of the Fund); and

           WHEREAS the Fund and the Advisor have entered into an Investment Advisory Agreement, as amended ("Advisory Agreement), pursuant to which the Advisor provides investment advisory services to each Portfolio for compensation based on the value of the average daily net assets of each Portfolio; and

           WHEREAS the Fund and the Advisor have determined that it is appropriate and in the best interests of each Portfolio and its shareholders to maintain the expenses of each Portfolio at a level below the level to which a Portfolio might otherwise be subject;

           NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

                1.   Expense Limitation

           1.1 Operating Expense Limit. The maximum Operating Expense Limit in any year with respect to each Portfolio is the amount specified in Schedule A, which is based on a percentage of the average daily net assets of each Portfolio.

           1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by a Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Advisor. Portfolio Operating Expenses may include, but are not limited to, investment advisory fees of the Advisor. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of such Portfolio's business.

           1.3 Method of Computation. To determine the Advisor's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for each Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of a Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Advisor will remit to the appropriate Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

           1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced by the Advisor, as well as other payments remitted by the Advisor to the Portfolio(s) with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount.

                2.   Reimbursement of Fee Waivers and Expense Reimbursements
                     ---------------- --------------------------------------

           2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of a Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Advisor (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Advisor to the Portfolio during any of the previous five (5) years, pursuant to Section l of this Agreement, less any reimbursement previously paid by a Portfolio to the Advisor with respect to any waivers, reductions, and payments made with respect to a Portfolio. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

           2.2 Board Approval. No Reimbursement Amount will be paid to the Advisor in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Advisor during the quarter.

                3.   Term and Termination of Agreement.
                     ----------------------- ---------

           This Agreement with respect to the Portfolios listed in Schedule A will continue in effect until May 1, 2001, and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

                4.   Miscellaneous.
                     -------------

           4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

           4.2 Interpretation. Nothing in this Agreement requires the Fund or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolios are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolios.

           4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                          VONTOBEL FUNDS, INC.


                             By: /s/ John Pasco, III
                                 John Pasco, III
                               Chairman

                     VONTOBEL USA INC.


                     By:  /s/ Henry Schlegel
                     Henry Schlegel
                     President




                                   SCHEDULE A
                            OPERATING EXPENSE LIMITS


This Agreement relates to the following Portfolios of the Fund:
                                    Maximum Operating
                                    Expense Limit
                                    (as a percentage of
Name of Portfolio                         average net assets)
-----------------                         ----------------------

Vontobel Greater European Bond Fund                      2.49%

Vontobel U.S. Equity Fund                           1.75%

Vontobel U.S. Value Fund                            1.75%

                                                             EXHIBIT #EX-99.I.1
                             GREENBERG TRAURIG, LLP
                            2700 Two Commerce Square
                               2001 Market Street
                             Philadelphia, PA 19103



                                 April 30, 2001


Vontobel Funds, Inc.
1500 Forest Avenue
Suite 223
Richmond, Virginia  23226

Re:   Legal Opinion - Securities Act of 1933

Ladies and Gentlemen:

      We have been asked to provide to the Vontobel Funds, Inc. (the "Company"), a series corporation organized under Maryland law, an opinion respecting shares of common stock of the Company registered under the Securities Act of 1933, as amended (the "Securities Act"). In connection with this opinion, we have examined the Articles of Incorporation (the "Articles") of the Company, the By-Laws of the Company, the resolutions adopted by the Company's Board of Directors organizing the business of the Company, and its proposed form of Share Certificates (if any), all as amended to date, and the various pertinent corporate proceedings we deem material. We also have examined the Notification of Registration and the Registration Statements filed under the Investment Company Act of 1940 (the "Investment Company Act") and the Securities Act, all as amended to date, as well as other items we deemed material to that opinion.

      The Company is authorized to issue five hundred million (500,000,000) shares of common stock (the "Shares"), with a par value of $0.01 per share. The Board of Directors of the Company has the power to designate one or more series ("Funds") of Shares and to designate separate classes of Shares within the same Fund. The Board of Directors have previously authorized the issuance of Shares to the public. Currently, the Company is offering Shares of Funds as follows:

                                           NUMBER OF SHARES
       NAME OF SERIES                  OF COMMON STOCK
                                       ALLOCATED

       Vontobel International Equity          50,000,000
       Fund

       Vontobel U.S. Value Fund               50,000,000

       Vontobel Eastern European              50,000,000
       Equity Fund

       Vontobel U.S. Equity Fund              50,000,000

       Unclassified Shares                   300,000,000
                                             -----------

                            TOTAL            500,000,000


      The Company has filed with the U.S. Securities and Exchange Commission, a registration statement under the Securities Act, which registration statement is deemed to register an indefinite number of Shares of the Funds pursuant to the provisions of Rule 24f-2 under the Investment Company Act. You have advised us that the Company each year hereafter will timely file, a Notice pursuant to Rule 24f-2 perfecting the registration of the Shares sold by each Fund during each fiscal year during which such registration of an indefinite number of Shares remains in effect.

      You have also informed us that the Shares of the Funds have been, and will continue to be, sold in accordance with each Fund's usual method of distributing its registered Shares, under which prospectuses are made available for delivery to offerees and purchasers of such Shares in accordance with Section 5(b) of the Securities Act.

      This opinion is based exclusively on the Maryland General Corporation Law and the federal law of the United States of America.

      Based upon the foregoing information and examination, so long as the Company remains a valid and subsisting entity under the laws of Maryland, and the registration of an indefinite number of Shares of the Funds remains effective, the authorized Shares of the Funds identified above, when issued for the consideration set by the Board of Directors pursuant to the Articles, and subject to compliance with Rule 24f-2, will be legally outstanding, fully-paid, and non-assessable Shares, and the holders of such Shares will have all the rights provided for with respect to such holding by the Articles and the laws of the State of Maryland.

      We hereby consent to the use of this opinion as an exhibit to Post-Effective Amendment No. 38 to the Company's Registration Statement on Form N-1A.

                                Very truly yours,

                               GREENBERG TRAURIG, LLP


                          By:  /s/ Steven M.
Felsenstein
                               Steven M. Felsenstein, a Shareholder

                                                             EXHIBIT #EX-99.J.1



         CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



    We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Vontobel Funds, Inc. and to the use of our reports each dated January 18, 2001 on the financial statements and financial highlights of Vontobel U.S. Value Fund, Vontobel International Equity Fund, and Vontobel Eastern European Equity Fund, each a series of shares of Vontobel Funds, Inc. Such financial statements, financial highlights and reports of independent certified public accountants appear in the 2000 Annual Report to Shareholders and are incorporated by reference in the Registration Statement and Prospectus.






TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
April 27, 2001

                                                            EXHIBIT # EX-99.Q.1



                             VONTOBEL FUNDS, INC.


                                Power of Attorney


      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of Vontobel Funds, Inc. hereby appoints John Pasco, III, his true and lawful attorney to execute in his name, place and stead and on his behalf a registration statement of Form N-lA for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of said Corporation's Common Stock, and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

      IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of April, 2001.


                              /s/ Joseph Mastoloni
                                Joseph Mastoloni



           /s/ Josephine Serra
           JOSEPHINE SERRA
           Notary Public, State of New York
           No. 01SE6053075
           Qualified in Queens County
           Commission Expires Jan. 02, 2003